UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under §240.14a-12

REIT AMERICAS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

REIT AMERICAS, INC.

2960 N. Swan Road, Suite 300
Tucson, AZ 85712
______________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON _________ __, 2008
______________________________

To Our Stockholders:

Notice is hereby given that the annual meeting of stockholders of REIT Americas, Inc. (the “Company”) will be held at the offices of Blank Rome, LLP, located at 1200 North Federal Highway, Boca Raton, Florida  33432 on _________ __, 2008, at _____ a/p.m. Eastern Time, for the following purposes:

1.  the election of 5 directors for terms of 1 year as set forth in the accompanying proxy statement;

2.  to approve the reincorporation of the Company into the State of Delaware through a merger with a newly formed, wholly-owned Delaware subsidiary and the terms of the Reincorporation Merger Agreement;

3.  to approve a 1 for 23.06062 reverse stock split (the “Reverse Stock Split”) of our outstanding common stock, $0.01 par value per share (the “Common Stock”), as a result of which we will have no more than 300,000 shares of Common Stock issued and outstanding, excluding up to 500 shares which may be issued in connection with rounding up fractional shares and up to 30,000 shares which may be issued in connection with rounding up non-round lots resulting from the Reverse Stock Split;

4.  to act upon such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Our Board of Directors is not aware of any other business to come before the annual meeting.

Stockholders of record as of the close of business on _________ __, 2008 are entitled to notice of and to vote their shares by proxy or at the annual meeting.

By Order of the Board of Directors,

/s/ F. Dale Markham
Name: F. Dale Markham
Title: Chairman
Tucson, AZ
_________ __, 2008

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.  THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

2

-i-

-ii-

Risks Associated with the Reverse Stock Split	62
Vote Required	62
Board Recommendation	63

STOCKHOLDER PROPOSALS	64

FORWARD-LOOKING STATEMENTS	64

DOCUMENTS INCORPORATED BY REFERENCE	64

EXHIBITS	66

-iii-

ANNUAL MEETING OF STOCKHOLDERS
OF
REIT AMERICAS, INC.
______________________________________

PROXY STATEMENT
______________________________________

Our Board of Directors solicits the accompanying proxy for use at our annual meeting of stockholders to be held on ________ __, 2008, at ______ a/p.m. Eastern Time, at the offices of Blank Rome, LLP, located at 1200 North Federal Highway, Boca Raton, Florida  33432 and at any adjournment or postponement thereof.

The approximate date that this proxy statement and the enclosed form of proxy are first being sent or given to our stockholders is _________ __, 2008.  Our corporate headquarters are located at 2960 N. Swan Rd., Suite 300, Tucson, AZ 85712, and our telephone number is (520) 326-2000.

When used in this proxy statement, the terms the “Company,” “REIT Americas,” “we,” “our” and “us” refer to REIT Americas, Inc., a Maryland corporation and our subsidiaries.

SUMMARY TERM SHEET

      The following is only a summary of certain material information contained in this proxy statement. You should carefully review this entire document along with the appendices attached hereto to understand the proposals fully.

Time and Place of Annual Meeting:	________ __, 2008 at ______ a/p.m. Eastern Time, at the offices of Blank Rome, LLP, located at 1200 North Federal Highway, Boca Raton, Florida 33432.

Record Date:	You can vote at the Annual Meeting if you owned Common Stock of the Company at the close of business on ______ __, 2008. (See page 4)

Election of Directors:	We are proposing to elect five director nominees to the Board of Directors for one year terms. (See page 8)

Reincorporation:
We are proposing to change the state of incorporation of the Company from Maryland to Delaware (the “Reincorporation”) by merging into Virium Pharmaceuticals, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Pharmaceuticals”).  (See page 15)

Reasons for Reincorporation:	The primary reason for the reincorporation from Maryland to Delaware is to obtain the benefits of Delaware’s comprehensive, widely used and extensively interpreted corporation law. (See page 17)

Effect of Approving the Reincorporation Merger:
The separate existence of the Company will cease; the stockholders of the Company will become stockholders of the Surviving Corporation (as hereinafter defined); the Surviving Corporation will possess all of the assets, liabilities, rights, privileges, and powers of the Company and Pharmaceuticals; and our current directors and officers will become the directors and officers of the Surviving Corporation. (See page 16)

What You Will Receive in the Reincorporation Merger:
You will not need to exchange your existing stock certificates for stock certificates of Pharmaceuticals. Each of your shares of Common Stock, of the Company will automatically be converted into on a one-for-one basis (following, and after giving effect to, the Reverse Stock Split) into common stock, $0.001 par value per share, of the Surviving Corporation. (See page  16)

Operations Following the Reincorporation:
The Reincorporation will not change the nature of the business of the Company.  However, the Company intends to acquire and continue the business of Virium Pharmaceuticals Inc., a New York corporation (“Virium NY”) upon the subsequent consummation of the Virium Merger (as hereinafter defined).  (See page 19)

Tax Effects of the Reincorporation:
We believe that the Reincorporation will be tax-free to our stockholders and you will be entitled to the same aggregate basis in the shares of the Surviving Corporation as the aggregate basis you have in the Company’s Common Stock. Everyone’s tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the reincorporation. (See page 18)

Changes in Stockholder Rights:
After completion of the Reincorporation merger, the rights of all  of our stockholders will be governed by Delaware Law (as hereinafter defined) and by the certificate of incorporation and bylaws of Pharmaceuticals in effect at the effective time of the Reincorporation. (See page 19)

The Virium Merger:
Virium Merger Sub, Inc., a wholly-owned subsidiary of Pharmaceuticals (“Merger Sub”), the surviving corporation in the Reincorporation, will merge with and into Virium NY, with Virium NY as the surviving corporation, as a result of which Virium NY will become a wholly-owned subsidiary of Pharmaceuticals.  (See page 28)

Reasons for the Virium Merger:	To permit the Company and Pharmaceuticals to acquire the business of Virium NY. (See page 30)

Effect of the Virium Merger:
The separate existence of Merger Sub will cease; Virium NY will be the surviving entity continuing to operate its business; Virium NY’s financial statements will become our financial statements; and our management and board will resign and  Virium NY’s management and board will remain in their positions and continue to serve in their same capacities.  (See page 29)

Virium Merger Consideration:
Approximately 9,000,000 shares and 700,000 shares of Pharmaceuticals common stock will be issued to the stockholders of Virium NY and Dawson James Securities, Inc. (“Dawson James”), respectively.   In addition, we will assume the obligations of Virium NY pursuant to the Bridge Notes and the Bridge Warrants (each as hereinafter defined) to issue up to approximately 2,000,000 shares of Pharmaceuticals common stock.  Therefore, on a fully diluted basis excluding the Bridge Notes and the Bridge Warrants, following the Virium Merger, our stockholders, the stockholders of Virium NY and Dawson James will own approximately 3.0%,  90.6% and 6.4%, respectively, of the outstanding capital stock of Pharmaceuticals.  In addition, Virium NY will pay us $300,000 in cash less any amount previously paid to us as an advance on such amount.   As of the date hereof, Virium NY has paid us $50,000 in cash advances on such amount.  (See pages 29 and 30)

Operations Following the Virium Merger:	The business of Virium NY will become our business. (See page 33)

Tax Effects of the Virium Merger:
We believe that the Virium Merger will be tax-free to our stockholders and you will be entitled to the same aggregate basis in the shares of the Surviving Corporation as the aggregate basis you have in the Company’s Common Stock. Everyone’s tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the reincorporation. (See page 32)

Changes in Stockholder Rights:
After completion of the Virium Merger, the rights of our stockholders will not change and will continue to be governed by Delaware Law and by the certificate of incorporation and bylaws of Pharmaceuticals in effect at the effective time of the Reincorporation. (See page 33)

Reverse Stock Split:	We are proposing to effect a 1 for 23.06062 Reverse Stock Split of the Company’s Common Stock. Approval of the Reverse Stock Split is a condition to the Virium Merger. (See page 59)

Vote Required:
Approval of the Company’s five director nominees will be determined by a plurality of votes. The Reincorporation and the Reverse Stock Split require the approval of two thirds of all the Company’s Common Stock outstanding as of the Record Date (as hereinafter defined).  Consequently, withholding of votes, abstentions and broker non-votes with respect to shares otherwise present at the annual meeting in person or by proxy will have the effect of a vote against Proposal No. 2 (to approve the Reincorporation), Proposal No. 3 (to approve the Reverse Stock Split) and any other matter that may properly come before the annual meeting. (See page 14, 58 and 62)

How to Vote Your Shares:
Complete and sign the enclosed proxy card and return it to us. In order to assure that your vote is obtained, please send us your completed and signed proxy even if you currently plan to attend the special meeting in person.   (See page 4)

How to Revoke Your Proxy:	You may revoke your proxy at any time prior to the voting at the annual meeting either by filing with our Secretary a notice of revocation or a duly executed proxy bearing a later date. (See page 4)

Recommendations of the Board of Directors:	The Board of Directors of the Company recommends that you vote “for” the director nominees, “for” the Reincorporation and “for” the Reverse Stock Split. (See pages 4, 14, 58 and 63)

ABOUT THE ANNUAL MEETING

What are the purposes of the annual meeting?

At the annual meeting, stockholders will vote on: (i) the election of 5 directors, as more fully described below; (ii) the approval of the Reincorporation; (iii) the approval of the Reverse Stock Split; and (iv) such other business as may properly come before the annual meeting or any postponement or adjournment thereof.  Our Board of Directors is not aware of any matters that will be brought before the annual meeting, other than procedural matters, that are not referred to in the enclosed notice of the annual meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, ______ __, 2008 (the “Record Date”), are entitled to receive notice of the annual meeting and to vote shares of Common Stock held as of the Record Date at the annual meeting.  Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

Please note that if you hold shares in “street name” (that is, through a broker or other nominee) and plan to attend and vote in person at the annual meeting, you will need to bring evidence of your stock ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the Record Date.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the annual meeting will constitute a quorum.  As of the Record Date, 6,918,186 shares of our Common Stock were issued and outstanding.  Proxies received, but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the annual meeting.  A broker non-vote occurs when shares held by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner of the shares.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you directed.  If you are a stockholder of record and you attend the annual meeting, you may deliver your completed proxy card in person.  “Street name” stockholders who wish to vote at the annual meeting will need to obtain a legal proxy from the broker or other nominee institution that holds their shares as a holder of record and present it to the inspector of elections.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your signed proxy, you may revoke your proxy and change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date.  The powers of the proxy holders will be suspended if you attend the annual meeting in person and so request, although attendance at the annual meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Our Board of Directors unanimously recommends that stockholders vote for the election of the nominees for the directors named herein, for the Reincorporation and for the Reverse Stock Split, each as more fully described below.

If your proxy card is properly executed and received in time for voting, and not revoked, such proxy card will be voted in accordance with your instructions marked on the proxy card.  In the absence of any instructions or directions to the contrary, persons named in the enclosed proxy will vote all shares of Common Stock for each of the proposals described herein.

The Board of Directors does not know of any other matters other than the matters listed above that may be brought before the annual meeting or any postponement or adjournment thereof.  In the event that any other matters should come before the annual meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

In particular, the enclosed proxy confers discretionary authority to vote with respect to the following matters that may come before the annual meeting or any postponement or adjournment thereof: (i) matters of which we have not received notice by June 1, 2007; (ii) approval of the minutes of the prior meeting if such approval does not amount to ratification of the action or actions taken at that meeting; (iii) any proposal omitted from the proxy statement and form of proxy pursuant to Rules 14a-8 and 14a-9 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iv) matters incident to the conduct of the annual meeting or any postponement or adjournment thereof.  In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast (Proposal No. 1).  The Reincorporation (Proposal No. 2) and the Reverse Stock Split (Proposal No. 3) require the approval of two thirds of all Common Stock outstanding as of the Record Date.  Any other matter that may properly come before the annual meeting should be approved by the affirmative vote of a majority of the shares present or represented by proxy at the annual meeting.  Consequently, withholding of votes, abstentions and broker non-votes with respect to shares otherwise present at the annual meeting in person or by proxy will have the effect of a vote against Proposal No. 2, Proposal No. 3 and any other matter that may properly come before the annual meeting.

Who pays for the proxy solicitation?

We will pay the cost of the proxy solicitation, including the cost of preparing, printing and mailing the notice of the annual meeting, proxy statement and enclosed proxy card.  In addition to the use of mail, our employees may solicit proxies personally and by telephone.  Our employees will receive no compensation for soliciting proxies other than their regular salaries.  We will request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to beneficial owners of our Common Stock and to request authority for the execution of proxies.  We may reimburse such persons for their expenses incurred in connection with these activities.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were 6,918,186(1) shares of Common Stock issued and outstanding.  The following table shows, as of the Record Date, the number of shares of Common Stock beneficially owned by: (i) each of our directors and nominees for director; (ii) our principal executive officer, principal financial officer and our three other most highly compensated executive officers (the “Named Executive Officers”); (iii) all of our directors, nominees for director and executive officers as a group; and (iv) each person known by us to beneficially own more than 5% of any class of our outstanding voting securities.

Name and Address of Beneficial Owner (2)	Shares of Common Stock Beneficially Owned	Percent of Class

Directors and Named Executive Officers

Grady P. Hunter	616,320	8.9%

F. Dale Markham	50,000	*

James C. Marshall	114,160	1.7%

N. Jane Nelson	50,000	*

Michael D. Schmidt	50,000	*

All directors and executive officers as a group (5 persons) (3)	880,480	12.7%

More than 5% Holders

Mary D. Cozza	894,913	12.94%

Dawson James Securities, Inc. (4)	428,000	6.2%

Sheila Dunning	590,140	8.5%

Paul Kovar	1,030,523	14.9%

James R. Sellers (5)	730,600	10.6%
_________________________

* less than 1%

(1)
As of June 30, 2006 the Company cancelled a total of 699,398 shares pursuant to Termination and Release Agreements received from the following individuals: Mary D. Cozza (119,699 shares); Sheila Dunning (119,699 shares); Ronald Tanet (100,602 shares), Chad M. Harrington (119,699 shares), Penthouse Franchise Group LLC (119,699 shares), Razor Realty Consultants LLC (60,000 shares), and Robert K. Rehm (60,000 shares). Additionally, 100,602 shares of Common Stock issued in the name of Scott Gulbranson were cancelled.

(2)	Unless otherwise provided, the address of each beneficial holder is c/o REIT Americas, Inc., 2960 N. Swan Road, Suite 300, Tucson, AZ 85712.

(3)
Does not include 894,913 shares owned by Mary D. Cozza who tendered her written resignation to the Board of Directors from the positions of Director, Chief Financial Officer, Secretary and Treasurer of the Company in March 2007.

(4)	Address is 925 South Federal Highway, 6th Floor, Boca Raton, FL 33432.

(5)	Address is 2960 N. Swan Road, Suite 300, Tucson AZ 85712.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Third Amended and Restated Bylaws, as amended on February 22, 2003 (the “Bylaws”), provide that the exact number of directors constituting the Board of Directors shall be seven.  Each director elected at the annual meeting will serve a term of one year until his or her respective successor has been duly elected and qualified or until the director’s resignation or removal.  We are currently in compliance with our Bylaws requirement that a majority of the Company’s directors be unaffiliated with Heritage Advisory Corporation (“Heritage” or the “Advisor”) and its affiliates (“Unaffiliated Directors”).

The Board of Directors of the Company has nominated each of Grady P. Hunter, F. Dale Markham, James C. Marshall, N. Jane Nelson and Michael D. Schmidt to be elected as directors at the annual meeting.  We expect that our director nominees will be available for election, but if any of them should become unavailable to stand for election at any time before the annual meeting, the proxies may be voted for a substitute nominee selected by the independent members of the Board of Directors.

Information regarding directors and director nominees and their ages as of the Record Date is as follows:

Name	Age	Title/Position	Director Since

F. Dale Markham	77	Chairman, President and Chief Executive Officer	1987

Grady P. Hunter	73	Director and Vice President	1987

James C. Marshall	62	Director	2005

N. Jane Nelson	50	Director	2006

Michael D. Schmidt	58	Director	2006

Mary D. Cozza, our former Chief Financial Officer, Secretary and Treasurer and member of our Board of Directors, tendered her written resignation to the Board of Directors from these positions in March 2007.

The business experience for the past 5 years, unless otherwise indicated, of each member of the Board of Directors and nominees is set forth below.

F. Dale Markham has served as Chairman of the Company since April 8, 2005. He has served as President of the Company since March 3, 1998 and as President and Chief Executive Officer the Company since May 15, 2004. He previously served as Chairman of the Board and Chief Financial Officer the Company from March 3, 1998 to March 14, 2003 and has been a Director of the Company since its inception in 1987. From 1991 until his retirement effective December 31, 1994, he was a mortgage banking consultant and founder of the Real Estate Financing Division of Wardon Financial Corporation, a mortgage banking firm located in Phoenix, Arizona. From 1982 through 1990, he was President, a Director, and a Principal Stockholder of Markham, Sellers & Mony, Inc., a mortgage banking firm which was the original managing general partner of the current Advisor and a Sponsor of the Company.  Mr. Markham served as President of Western American Financial Corporation, a mortgage banking firm from 1974 to 1982.

Grady P. Hunter has served as a director of the Company since its formation in 1987 and as Vice President since March 14, 2003. He was the Executive Vice President and Chief Operating Officer of RSI, Inc. and similarly of RSI Properties, Inc. both headquartered in Cranberry Township, PA, from October, 1995 through June, 1999. RSI, Inc. and RSI Properties, Inc. were engaged in a national effort to develop and operate programs and facilities serving frail, chronically impaired elderly in an assisted living setting. Mr. Hunter was Senior Vice President and Chief Operating Officer of Lutheran Affiliated Services, Inc. in Mars, Pennsylvania (“LAS”) from April 1991 to 1995. LAS is an owner and operator of skilled nursing facilities, specialized care programs and residential care communities for the elderly in Western Pennsylvania. From January 1988 until April 1991, Mr. Hunter served as Executive Vice President and Chief Operating Officer of Retirement Systems, Inc., a firm engaged in developing facilities and programs and consulting with developers and operators of long term care and assisted living facilities for the frail elderly.

James C. Marshall was elected as a director on August 23, 2005. Mr. Marshall has been President of James C. Marshall, P.C., an Arizona professional corporation, since 1985. He has held certain accounting industry licensures from Michigan, California, Illinois and Florida. He is a member of the AICPA, and performs audits, consulting and tax services for clients. In 1988 he founded and was the chief executive officer of Residential Resources Mortgage Investments Corporation (RRR-AMEX), a mortgage based REIT. Prior to 1985, he was affiliated with Kenneth Leventhal & Company, a national CPA firm, and also with Coopers & Lybrand.

N.Jane Nelson was appointed as a director effective May 1, 2006.  Ms. Nelson has served as Vice President and Construction Loan Specialist with Fidelity Federal Bank and Trust since December 1996.  She has been the top producer of residential mortgages for Fidelity Federal Bank and Trust for the past three years and in the top three in production for the past eight years.  She began her banking career in 1987 with Guardian Savings & Loan as a loan officer and has also worked for Fortune Bank, Secor Bank, Republic Security Bank, Chase Federal Bank and Chase Manhattan Bank prior to coming to Fidelity Federal.  She has always specialized in construction financing and works with many South Florida builders for the acquisition and development of land to construct their spec and sold units.  She also provides financing for purchasers, owner builders, construction perms, lot acquisition and investment loans to individual entities.  Prior to banking, she was at Carvel Corporation where she served as Import Export Manager from 1983 until 1987, traveling abroad to set up international distributorships for the corporation.  She graduated from Nova University in Davie, Florida in 1983 and had attended Lander University in Greenwood, South Carolina, prior to transferring to Nova University.  She was named in Who’s Who of American Women.

Michael D. Schmidt was appointed as a director effective May 1, 2006.  Mr. Schmidt is currently a Finance Manager for ADT Security Services, Inc., a $4 billion subsidiary of Tyco International, Inc., a position he has held since March 2005.  Mr. Schmidt has over 20 years of public and private accounting experience including 10 years in the environmental industry.  Prior to joining ADT, from 1997 to 2005, Mr. Schmidt served as Chief Financial Officer of US Plastic Lumber Corp., a publicly traded company and a leading manufacturer of alternative wood decking products, a position he held for seven years.  Mr. Schmidt was Chief Financial Officer of Republic Environmental Systems, Inc., a publicly traded company and a major northeast environmental service provider, headquartered in Blue Bell, Pennsylvania, a position he held for approximately ten years.  Mr. Schmidt has a BS degree in Business Administration from Rowan University and is a Certified Public Accountant in the State of New Jersey.

EXECUTIVE COMPENSATION

Except as disclosed below in connection with our directors’ compensation, no executive officer, including the Chief Executive Officer, earned, was awarded or paid compensation in the fiscal years ending December 31, 2006, and 2005, respectively.

Director Compensation

The table below summarizes the compensation paid by the Company to the directors for the fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

F. Dale Markham	$33,000	$5,000	$38,000
Mary Cozza (2)	$0	$38,916	$38,916
Grady Hunter (3)	$0	$38,000	$38,000
James Marshall (4)	$0	$21,011	$21,011
Jane Nelson	$0	$5,000	$5,000
Michael Schmidt	$0	$5,000	$5,000
______________

(1)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with SFAS 123(R).
(2)	Includes, awards of 50,000 shares of Common Stock for board services during 2006 and 339,160 shares of Common Stock for board services accrued prior to March 31, 2006.
(3)	Includes awards of 50,000 shares of Common Stock for board services during 2006 and 330,000 shares of Common Stock for board services accrued prior to March 31, 2006
(4)	Includes 50,000 shares of Common Stock for board services during 2006 and 64,160 shares of Common Stock for board services accrued prior to March 31, 2006.

During 2006, the Company’s directors were granted an aggregate of 300,000 shares of Common Stock of the Company in lieu of cash compensation for directors’ fees for board services rendered during 2006. Additionally, Ms. Cozza, Mr. Hunter and Mr. Marshall were granted an aggregate of 733,320 shares Common Stock of the Company in lieu of cash compensation for board services accrued prior to March 31, 2006. The board of directors determined that Mr. Markham would be paid cash in the amount of $33,000 for director services rendered. Such payment is deferred until such time as funds are available.

MEETINGS OF THE BOARD OF DIRECTORS

In 2006, the Board of Directors held three meetings of which each director attended more than 75% of the number of meetings of the Board of Directors held during the period he or she served on the board, except for Ms. Cozza and Mr. Schmidt.  We have not established a formal policy regarding director attendance at our annual meetings of stockholders, but our directors generally do attend the annual meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company does not have a separately designated nomination committee, audit committee or compensation committee. The entire Board of Directors acts in such capacities.  The Company does not believe that it is necessary at this time to have a standing nomination committee, audit committee or compensation committee because the Company is a shell company with limited operations that do not justify the creation and maintenance of such committees.  The Company continues to evaluate the designation of an audit committee financial expert but, for similar reasons, does not believe that it is currently necessary to designate an audit committee financial expert.

INDEPENDENCE OF THE BOARD OF DIRECTORS

Section 121A of the American Stock Exchange Company Guide provides that an “independent director” is a person other than an executive officer or employee of a company.   The Board of Directors of the Company has affirmatively determined that each of N. Jane Nelson and Michael D. Schmidt, both of whom are not an executive officer or employee of the Company, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are therefore independent directors.

DIRECTOR NOMINATION PROCESS

General Information

We do not have a standing Nominating Committee of the Board of Directors.  The entire Board of Directors is responsible for, among other matters, determining the board member qualifications needed to strengthen and balance the Board of Directors, establishing criteria for selecting new directors, recommending nominees for director and recommending directors for membership on various committees of the Board of Directors for consideration of the full board.

Consideration of Director Candidates Recommended or Nominated by Stockholders

The Board of Directors will consider properly submitted stockholder recommendations of director candidates.  A stockholder who wishes to recommend a prospective director nominee should send a letter to the Chairman of the Board of Directors F. Dale Markham at: 2960 N. Swan Road, Suite 300, Tucson AZ 85712.  Such letter must be signed and dated and the following information must be included in or attached to the letter:

•	name and address of the stockholder making the recommendation;

•	proof that the stockholder was the stockholder of record, and/or beneficial owner, of the Common Stock as of the date of the letter;

•	the name, address and resume of the recommended nominee;

•	all other information regarding the stockholder nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC;

•	written confirmation executed by the proposed nominee to serve as a director if so nominated and elected; and

•
a description of any arrangement or understanding between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder.

The deadline for submitting the letter recommending a prospective director nominee for next year’s annual meeting of stockholders is _________ __, 2008, provided the stockholder making the recommendation would like the Board of Directors to consider recommending such candidate for inclusion in the proxy materials for the next year’s annual meeting of stockholders. A nomination that does not comply with the above requirements will not be considered.

Director Qualifications

In order to be nominated for director, a candidate must meet the following criteria:

•	the director must be a natural person over 21 years of age;

•	the director should have high-level business experience;

•	the director should have knowledge about the issues affecting our business and the industry in which we operate;

•	the director should have high moral character and share our values; and

•
the director should have sufficient time to devote the director’s energy and attention to the diligent performance of the director’s duties, including, but not limited to, review of our documents, SEC filings and other materials and the attendance of the Board of Directors and committee meetings, as applicable.

Additional special criteria apply to directors being considered to serve on a particular committee of the board of directors, including, but not limited to, an audit committee, if such committees are established by the Board of Directors.  For instance, the Board of Directors will review whether the director nominee is independent, as independence is defined in the applicable rules promulgated by the SEC or stock exchanges, or whether such director nominee possesses sufficient financial expertise.

Identifying and Evaluating Nominees for Director

The Board of Directors assesses the appropriate size of the Board of Directors in accordance with our Amended and Restated Articles of Incorporation, as amended June 11, 2004 (“Articles of Incorporation”), and our Bylaws, whether any vacancies on the Board of Directors are expected and which incumbent directors will stand for reelection at the next annual meeting of stockholders.  If a vacancy is anticipated, or otherwise arises, the Board of Directors considers candidates for director suggested by members of the Board of Directors, as well as management, stockholders and other parties, and makes recommendations to the independent members of the Board of Directors regarding proposed candidates to fill the vacancy.  The Board of Directors also has the authority to retain a search firm to identify and evaluate director candidates.  Except for incumbent directors standing for reelection as described below, there are no differences in the manner in which the Board of Directors evaluates nominees for director, based on whether the nominee is recommended by a stockholder or any other party.

In the case of an incumbent director whose term of office expires, the Board of Directors reviews such director’s service to us during the past term, including, but not limited to, the number of Board of Directors and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a member of the Board of Directors outlined above, including the director’s independence and whether such director is Unaffiliated (as defined in our Bylaws), as well as any special qualifications required for a member of a committee of the Board of Directors if such director serves on one or more committees of the Board of Directors and makes a recommendation regarding such director’s nomination for reelection to the full Board of Directors.  Such incumbent director eligible to stand for reelection does not participate in the discussion of his or her recommendation for nomination for reelection.

In the case of a new director candidate, the Board of Directors will evaluate whether the nominee is independent, as independence is defined in the applicable rules promulgated by the SEC or a stock exchange, whether the nominee is Unaffiliated, and whether the nominee meets the qualifications for a member of the Board of Directors outlined above, as well as any special qualifications applicable to a member of a committee of the Board of Directors on which the nominee may be appointed to serve if elected.  In connection with such evaluation, the Board of Directors determines whether it should interview the nominee, and if warranted, one or more members of the Board of Directors interview the nominee in person or by telephone.

Upon completing the evaluation, and the interview in case of a new candidate, the Board of Directors decide whether to nominate the nominee for election at the annual meeting of stockholders.

REPORT OF THE AUDIT COMMITTEE

The Company does not have a separately designated audit committee and accordingly, the Company does not have an audit committee charter. The entire Board of Directors, comprised of Mr. Markham, Mr. Hunter, Mr. Marshall, Ms. Nelson and Mr. Schmidt, acts as the audit committee. Prior to her resignation in March 2007, Ms. Cozza, as a member of the Board of Directors, also acted in this capacity.  The Company continues to evaluate the designation of an audit committee financial expert but has not yet designated such audit committee financial expert.

The Board of Directors has reviewed and discussed the audited consolidated financial statements of the Company with S.E. Clark & Company, P.C., independent public accountants for the Company (“S.E. Clark”).  The Board of Directors believes that the Company’s audited consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States.

The Board of Directors has discussed with S.E. Clark the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

The Board of Directors has received the written disclosures and confirming letter from S.E. Clark required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with S.E. Clark their independence.

Based on these reviews and discussions referred to above, the members of the Board of Directors, acting as the audit committee, recommended that the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2006 be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006.

F. Dale Markham
Grady P. Hunter
James C. Marshall
N. Jane Nelson
Michael D. Schmidt

This Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders may communicate issues or concerns regarding our business or the functions of the Board of Directors to the Board of Directors or individual members of the Board of Directors c/o the Secretary, REIT Americas, Inc., 2960 N. Swan Road, Suite 300, Tucson AZ 85712.

The Secretary will review all correspondence and will create a log of all correspondence received.  The Secretary will periodically forward any correspondence received from a stockholder that deals with concerns regarding our business or with the functions of the Board of Directors or which the Secretary otherwise determines requires the attention of the Board of Directors, to the Board of Directors or to the member of the Board of Directors to whom the correspondence is addressed.  Directors may at any time review the log of all correspondence received and request copies of any such correspondence.  Concerns relating to questionable accounting, internal controls or auditing matters will be brought to the attention of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective March 14, 2006, the Company appointed Heritage as an interim advisor, subject to immediate termination without notice, on terms otherwise consistent with the previously existing contract with Harbor American Capital Group (“HACG”), to provide the same advisory services as previously provided by HACG.  Heritage is owned by James R. Sellers, a beneficial holder of greater than 5% of our outstanding Common Stock. The directors of the Company manage and control the affairs of the Company and have general responsibility and ultimate authority affecting the investments of the Company.  The directors engaged the Advisor as an investment advisor to select investments and supervise the day-to-day operations of the Company and as such the officer positions of the Company are ministerial in nature.  The Advisor’s duties include, but are not limited to, the following: reviewing and analyzing investments for the Company, performing due diligence, recommending investments and presenting them for the board’s consideration.  The Advisor also handles other day-to-day functions, such as corresponding with stockholders and maintaining the books and records of the Company and any other functions required to be done on behalf of the Company.

The Advisor is entitled to acquisition and disposition fees with respect to real property purchased and sold by or on behalf of the Company, equal to up to 5% of the contract price for the property. The Company had no such transactions in 2006. During the fiscal year ended December 31, 2006, the Company accrued $10,000 of advisory fees.

Property management, acquisition and disposition fees are to be paid based upon contractual agreements between the parties.  The Company incurred no such fees during the fiscal year 2006.

In 2006 the directors and Advisor received 2,270,800 shares of Common Stock in exchange for the $227,800 of accrued fees due them.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of S.E. Clark & Company, P.C. (“S.E. Clark”) has served as our independent public accountants since 1998 and has been selected by the Board of Directors to continue for the year ended December 31, 2007.  One or more representatives of S.E. Clark are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

Audit Fees

The aggregate fees billed by S.E. Clark for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005, respectively, and the review of the financial statements included in the Company’s Forms 10-KSB for fiscal years 2006 and 2005 and Form 10-QSB for the quarter ended March 31, 2007 totaled $16,760, $18,075 and $875, respectively.

Audit-Related Fees

The aggregate fees billed by S.E. Clark for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements for the fiscal years ended December 31, 2006 and 2005 and for the quarter ended March 31, 2007, respectively, and that are not disclosed in the paragraph captioned “Audit Fees” above, were $0, $0 and $0, respectively.

Tax Fees

The aggregate fees billed by S.E. Clark for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2006 and 2005 and for the quarter ended March 31, 2007, respectively, were $0, $0 and $0, respectively.

All Other Fees

The aggregate fees billed by S.E. Clark for products and services, other than the services described in the paragraphs “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above for the fiscal years ended December 31, 2006 and 2005 and for the quarter ended March 31, 2007, were $0, $0 and $0, respectively.

The Board of Directors approves in advance all services to be performed by the independent public accountants.  Pre-approval may be granted by action of the full Board of Directors or, in the absence of such Board of Directors action, by the Chairman of the Board of Directors whose action shall be considered to be that of the entire Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s directors, officers and persons who own more than 10% of a class of our equity securities are not required to file reports under Section 16(a) of the Exchange Act because none of our securities are registered under Section 12 of the Exchange Act.

VOTE REQUIRED

Directors are elected in accordance with plurality voting.  The five nominees receiving the most votes at the annual meeting shall be elected as directors.

BOARD RECOMMENDATION

The Board of Directors unanimously recommends a vote “FOR” each of the director nominees in Proposal No. 1.

PROPOSAL NO. 2

APPROVAL OF THE CHANGE OF THE COMPANY’S STATE OF INCORPORATION
FROM MARYLAND TO DELAWARE

Overview

The Board has unanimously adopted and approved, and recommends that the Company’s stockholders adopt and approve the Reincorporation in order to the change of the state of incorporation of the Company from Maryland to Delaware through a merger of the Company with and into its wholly-owned subsidiary Pharmaceuticals, pursuant to a merger agreement by and between the Company and Pharmaceuticals and dated July 13, 2007 (the “Reincorporation Merger Agreement”). A copy of the Reincorporation Merger Agreement is attached hereto as Exhibit A. Immediately following the Reincorporation, the directors and officers of the Surviving Corporation will be the same as those of the Company.

The Reincorporation will provide the Company with the advantages of the corporate laws of Delaware and will effect certain changes to the Company’s certificate of incorporation and bylaws as described below. The Reincorporation and the transactions incident thereto will not, in and of themselves, result in any change in the business or the assets, liabilities, or net worth of the reincorporated entity. However, the Reincorporation is also being effected in connection with the transactions contemplated by an Agreement and Plan of Merger, dated May 25, 2007, by and among the Company, Virium NY, Pharmaceuticals and Merger Sub, a direct, wholly-owned subsidiary of the Pharmaceuticals (as amended, the “Virium Merger Agreement”).  The transactions contemplated by the Virium Merger Agreement (the “Virium Merger”) are described more fully below, under the section entitled “Virium Merger”.

The Reincorporation Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code of 1986 (the “Code”), whereby the Company will be merged with and into Pharmaceuticals, the Company’s separate corporate existence shall cease, and Pharmaceuticals shall continue as the surviving corporation (the surviving Delaware corporation is referred to herein after giving effect to the Reincorporation as the “Surviving Corporation”). At the effective time of the Reincorporation, all issued and outstanding shares of the Company’s Common Stock will automatically be converted into shares of common stock of the Surviving Corporation (the “Delaware Common Stock”) with no action required on the part the stockholders of the Company.

The Reincorporation Merger Agreement has been adopted and approved by the Board. The Reincorporation Merger Agreement provides, however, that the Board may terminate the Reincorporation Merger Agreement and abandon the merger, even after requisite stockholder approval thereof, if for any reason, the Board determines that it is inadvisable to proceed with the merger.

After receiving stockholder approval and prior to the consummation of the Virium Merger, the Company will file Articles of Merger with the Maryland State Department of Assessments and Taxation (“SDAT”) and a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, at which time the Reincorporation will be effective.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING COMMON STOCK AND SHOULD NOT SEND STOCK CERTIFICATES REPRESENTING COMMON STOCK TO THE COMPANY OR THE COMPANY’S TRANSFER AGENT, EITHER BEFORE OR AFTER THE REINCORPORATION.

After the Reincorporation, stockholders of the Surviving Corporation may use stock certificates issued prior to the Reincorporation to sell or transfer shares of Delaware Common Stock. New stock certificates representing shares of Delaware Common Stock will be issued in connection with transfers of Delaware Common Stock that take place after the Reincorporation. After the effective time of the Reincorporation, on the written request of any stockholder of the Surviving Corporation, the Surviving Corporation will cause its transfer agent to issue to such stockholder a new stock certificate in exchange for a stock certificate held by such stockholder issued prior to the time of the Reincorporation subject to normal stock transfer requirements, which include compliance with all applicable federal and state securities laws and regulations, delivery of the original stock certificate with proper endorsement and stock power, acceptable authorization for such transfer, and payment of applicable taxes and transfer agent fees.

Shares of Common Stock that were freely tradable before the effective time of the Reincorporation will be automatically converted into shares of freely tradable Delaware Common Stock and shares of Common Stock with transfer restrictions before the effective time of the Reincorporation will be automatically converted into shares of Delaware Common Stock with the same transfer restrictions. For purposes of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), the Reincorporation on its own will not affect the acquisition date of the shares of Common Stock converted into shares of Delaware Common Stock. Immediately after the effective time of the Reincorporation, all shares of Delaware Common Stock will be deemed, for Rule 144 purposes, to have been acquired on the date the shares of Common Stock were acquired.

The following summary of the Reincorporation does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Reincorporation Merger Agreement attached hereto as Exhibit A.

Summary of the Reincorporation

Companies:
REIT Americas, Inc., a Maryland corporation.

Virium Pharmaceuticals, Inc., a Delaware corporation and wholly-owned subsidiary of the Company that prior to the Reincorporation, will not have engaged in any activities except in connection with the Reincorporation.

Approval:	The Reincorporation and the terms of the Reincorporation Merger Agreement were approved by written consent of the Board of Directors of the Company on July 3, 2007.

Transaction Structure:
To effect the Reincorporation, the Company will merge with and into Pharmaceuticals and thereafter the Company will cease to exist as a separate entity. Pharmaceuticals will be the surviving Delaware corporation.

Exchange of Common Stock:
Shares of the Company’s Common Stock will automatically be converted on a one-for-one basis (following the effectiveness of the Reverse Stock Split (as defined in Proposal No. 3 below)) into shares of common stock of Virium Pharmaceuticals, Inc., the Delaware corporation at the effective time of the Reincorporation without any action required by the stockholders.

Purpose:
The purpose of the Reincorporation is to permit the Company to be governed by the Delaware General Corporation Law (“Delaware Law”) rather than by the Maryland General Corporation Law (“Maryland Law”) since Delaware Law is recognized for adopting comprehensive modern flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations.

Effective Time:
The Reincorporation will become effective upon the filing of the Certificate of Ownership and Merger with the Secretary of State of Delaware and the Articles of Merger with SDAT. These filings are anticipated to be made after receiving the requisite stockholder approval and prior to consummation of the Virium Merger.

Effect of Reincorporation:	At the effective time of the Reincorporation:

•	the Company will cease to exist as a separate entity;

•	the stockholders of the Company will become stockholders of the Surviving Corporation;

•	the outstanding shares of Common Stock will automatically be converted on a one-for-one basis (following the effectiveness of the Reverse Stock Split) into shares of Delaware Common Stock;

•	the Surviving Corporation will possess all of the assets, liabilities, rights, privileges, and powers of the Company and Pharmaceuticals;

•
the Surviving Corporation will be governed by the applicable laws of Delaware and the Certificate of Incorporation (the “Delaware Certificate”) and Bylaws (the “Delaware Bylaws”) of Pharmaceuticals in effect at the effective time of the Reincorporation;

•
the officers and directors of the Company will, immediately following the Reincorporation and prior to the effectiveness of the Virium Merger, be the officers and directors of the Surviving Corporation; and

•	the Surviving Corporation will operate under the name Virium Pharmaceuticals, Inc.

Tax consequences:
The Reincorporation is intended to qualify as a tax-free reorganization for federal income tax purposes. If the Reincorporation does so qualify, no gain or loss would generally be recognized by the stockholders of the Company upon conversion of shares of Common Stock into shares of Delaware Common Stock. We believe, but cannot assure you, that there will be no tax consequences for the stockholders of the Company. You are urged to consult your own tax advisor for tax implications related to your particular situation.

Reasons for the Reincorporation

The purpose of the Reincorporation is to change the legal domicile of the Company from Maryland to Delaware.  In addition, approval of the Reincorporation will satisfy a condition precedent to the consummation of the Virium Merger as more fully described below under the section entitled “Virium Merger”. The Board believes that this change in domicile would be in the best interests of the stockholders of the Company for a number of reasons.

Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern, and flexible corporate laws that are updated and revised regularly in response to the legal and business needs of corporations organized under its laws. Because of these efforts, many corporations initially choose Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by the Company. Because of Delaware’s preeminence as the state of incorporation for many major corporations, both Delaware’s legislature and its courts have demonstrated an ability and willingness to act quickly to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of corporate case law than does Maryland, and this case law advantage gives Delaware Law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation.

The Board believes that reincorporation from Maryland to Delaware and the subsequent consummation of the Virium Merger will enhance the Company’s ability to attract potential investors, business combination candidates and to attract and retain qualified members to its Board.

Material Terms of the Reincorporation Merger Agreement

The following discussion summarizes the material terms of the Reincorporation Merger Agreement; however, such summary is not and does not purport to be a complete statement of all of the terms and provisions of the Reincorporation Merger Agreement and is qualified in its entirety by reference to the full text of the Reincorporation Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit A. The stockholders of the Company are urged to read the entire Reincorporation Merger Agreement carefully as it is the legal document governing the Reincorporation.

To effect the Reincorporation, and subject to the terms and conditions of the Reincorporation Merger Agreement, the Company will merge with and into Pharmaceuticals and, immediately thereafter, the Company’s separate legal existence will cease and Pharmaceuticals shall continue as the surviving Delaware corporation. The Surviving Corporation will be governed by Delaware Law and succeed to all rights, assets, liabilities, and obligations of the Company and Pharmaceuticals.

At the effective time of the Merger, the outstanding shares of Common Stock will automatically be converted on a one-for-one basis (following the effectiveness of the Reverse Stock Split) into shares of Delaware Common Stock.

The Reincorporation Merger Agreement provides that the Delaware Certificate and the Delaware Bylaws will be the certificate of incorporation and bylaws of the Surviving Corporation following the Reincorporation, which will result in changes to the governance and operation of the Company. A summary of material changes to the charter documents is provided below under the section entitled “Significant Differences in Charter Documents”.

The Reincorporation Merger Agreement provides that the officers and directors of the Company, as of the effective time of the Merger, shall remain as the officers and directors of the Surviving Corporation after the Reincorporation who shall serve as such until their successors are duly elected or appointed and qualified.

Approval of the Reincorporation will also constitute approval of the form of Reincorporation Merger Agreement, the Delaware Certificate and the Delaware Bylaws, which are attached hereto as Exhibit A, Exhibit B, and Exhibit C, respectively. Approval of the Reincorporation Merger Agreement, the Delaware Certificate and the Delaware Bylaws is necessary as incidental to the Reincorporation. The discussion contained in and information provided by this Proxy Statement is qualified in its entirety by reference to the full text of the agreements and documents attached hereto as exhibits.

Certain United States Federal Income Tax Consequences

The following is a summary of certain material United States federal income tax consequences of the Reincorporation. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code), treasury regulations promulgated under the Code, Internal Revenue Service (the “IRS”) rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

The Company has not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts. The tax treatment of a stockholder may vary depending on such stockholder’s particular situation or status. This discussion is limited to stockholders who hold their Common Stock as capital assets and it does not address aspects of United States federal income taxation that may be relevant to stockholders who are subject to special treatment under United States federal income tax laws, such as dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding Common Stock as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their Common Stock. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

HOLDERS OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

The following notice is based on United States Treasury Regulations governing practice before the IRS:  (1) any United States federal tax advice contained herein is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer, (2) any such advice is written to support the promotion or marketing of the transactions described in this memorandum, and (3) each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The Reincorporation is intended to qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368 of the Code.  Assuming the Reincorporation qualifies as a reorganization, (i) no gain or loss will be recognized for federal income tax purposes by the shareholders of the Company upon consummation of the Reincorporation, (ii) neither the Company nor Pharmaceuticals will recognize any gain or loss as a result of the Reincorporation, (iii) the aggregate tax basis of the shares of Delaware Common Stock received in the Reincorporation will be the same as the aggregate tax basis of the shares of Common Stock exchanged in the Reincorporation, and (iv) the holding period of the shares of the Delaware Common Stock received in the Reincorporation will include the period for which shares of the Common Stock were held.

Accounting Treatment

The Reincorporation is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquiror and Pharmaceuticals is the legal acquiror. Because the Reincorporation is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Reincorporation are expected to be accounted for as a reduction of additional paid-in capital.

Regulatory Approvals

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, and the filing of a Articles of Merger with SDAT.

Interests of Certain Persons in the Reincorporation

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Reincorporation, which is not shared by all other stockholders of the Company pro rata, and in accordance with their respective interests.

Operations Following the Reincorporation

The Reincorporation, in and of itself, will not change the nature of the business of the Company.  However, the Company intends to acquire and continue the business of Virium NY upon the subsequent consummation of the Virium Merger as more fully described below under the section entitled “Virium Merger.”

Significant Changes Resulting from the Reincorporation

Overview

Provided below is a discussion of certain changes that will result from the Reincorporation, including significant differences between Maryland Law and Delaware Law and between the charter documents of the Company and Pharmaceuticals. Many provisions of Delaware Law and Maryland Law may be subject to differing interpretations, and the interpretations offered in this Proxy Statement may be incomplete in certain respects. The discussion is no substitute for direct reference to the Maryland Law and Delaware Law themselves or for professional guidance as to how to interpret such laws. In addition, the discussion is qualified in its entirety by reference to Delaware Law, Maryland Law, applicable case law, and the full text of the organizational documents of each of the companies. The stockholders of the Company should read the following discussion in conjunction with the rest of the information provided in this Proxy Statement and the agreements and documents attached hereto as exhibits, and the Maryland Law and Delaware Law.

The Board has recommended that the Company’s state of incorporation be changed from Maryland to Delaware. Reincorporation in Delaware, in and of itself, will not result in any change in the business, management, assets, liabilities, or net worth of the Company. Reincorporation in Delaware will allow the Company to comply with a condition precedent to the Virium Merger and to take advantage of certain provisions of the corporate laws of Delaware. The most significant effects of the Reincorporation are summarized below.

Upon acceptance for filing of the appropriate certificates and articles of merger by the Secretary of State of Delaware and SDAT, the Company will be merged with and into Pharmaceuticals pursuant to the Reincorporation Merger Agreement, resulting in a change in the Company’s state of incorporation. After the effective time of the Merger, the Surviving Corporation will be subject to the Delaware Law and the Delaware Certificate and Delaware Bylaws.

Significant Differences in Charter Documents

The Surviving Corporation will be governed by the Delaware Certificate and Delaware Bylaws. The Delaware Certificate and the Delaware Bylaws differ in certain respects from those currently governing the Company and the stockholders of the Company. The following discussion summarizes some of the most significant differences in the charter documents currently governing the Company and the charter documents that will govern the Surviving Corporation after the Reincorporation. The discussion does not purport to be a complete statement of all differences between such charter documents or the changes that may occur as a result of the Reincorporation to the rights of the Company stockholders or the rights and obligations of the Company and such discussion is qualified in its entirety by reference to the full text of the Delaware Certificate and the Delaware Bylaws which are attached to this Proxy Statement as Exhibits, the Certificate of Incorporation and Bylaws of the Company, which are available in the public filings made by the Company with the SEC, and the entire Delaware Law and Maryland Law. The Company stockholders are urged to read and review all such documents and laws carefully.

Company Name

At the effective time of the Reincorporation, the name of our Company will change from “REIT Americas, Inc.” to “Virium Pharmaceuticals, Inc.”

Capitalization

The Company’s capitalization currently consists of 10,000,000 shares of common stock, par value $0.01 per share.

Effective upon the Reincorporation, the Surviving Corporation will have 120,000,000 authorized shares of capital stock, 100,000,000 of which will be common stock, par value $0.001 per share and 20,000,000 of which will be preferred stock which may be issued from time to time in one or more series.

Our Board of Directors will be authorized to issue our preferred stock in one or more series, having the rights, preferences and privileges as designated by our Board with no further stockholder approval. Shares of the preferred stock could be issued that would have rights with respect to voting, dividends and liquidation that would be superior to those of the Delaware Common Stock. The Board could approve the issuance of preferred stock to discourage attempts by others to obtain control of the Surviving Corporation by merger, tender offer, proxy contest or otherwise by making such attempts more costly to achieve.

We believe that it is desirable to have a sufficient number of shares of preferred stock available, as the occasion may arise, for possible financings and acquisition transactions and other proper corporate purposes. Having a sufficient number of shares of preferred stock available for issuance in the future would give us greater flexibility by allowing shares of preferred stock to be issued without incurring the delay and expense of a special stockholders’ meeting.

The shares of preferred stock generally would be available for issuance without any requirement for further stockholder approval, unless stockholder action is required by applicable law, our governing documents or by the rules of any stock exchange, market or stock trading medium, if any, on which our securities may then be quoted.

Although the Board will authorize the issuance of shares of preferred stock only when it considers doing so to be in the best interests of the Company, the issuance of shares of preferred stock may, among other things, have a dilutive effect on the earnings and equity per share of Delaware Common Stock and on the voting rights of holders of shares of Delaware Common Stock. The authorization of preferred stock also could be viewed as having anti-takeover effects. Although we have no current plans to do so, shares of preferred stock could be issued in various transactions that would make a change in control of the Company more difficult or dilute the stock ownership of a person seeking to obtain control. We are not aware of any effort to accumulate shares of Delaware Common Stock or obtain control of the Company by a tender offer, proxy contest, or otherwise (other than in connection with the Virium Merger), and the Company has no present intention to use the shares of authorized preferred stock for anti-takeover purposes.

The rights, preferences and privileges of the common stock of Pharmaceuticals are substantially similar to the rights, preferences and privileges of our Common Stock, subject to the differences between the Maryland Law and the Delaware Law described below and the potential issuance of the preferred stock.

Notice of Stockholder Meetings

The Bylaws of the Company require that written notice for regular and special meetings of the stockholders be given no less than twenty (20) nor more than sixty (60) days before the date of the meeting.

The Delaware Bylaws require that written notice for regular and special meetings of the stockholders be given no less than ten (10) nor more than sixty (60) days before the date of the meeting. The change in the notice period is intended to bring the Company in line with the practices of other Delaware corporations.

Special Meetings of the Stockholders

The Bylaws of the Company permit special meetings of the stockholders of the Company to be called for any purpose by the President, a majority of the Board, a majority of the Unaffiliated Directors or upon the written request of stockholders holding not less than 10% of the outstanding capital stock entitled to vote on the proposed business at such meeting.

The Delaware Certificate provides that special meetings of the stockholders may only be called by the Board pursuant to a resolution approved by a majority of the Board.

Meetings of the Board of Directors

The Bylaws of the Company provide that regular meetings of the Board of Directors will be held, without notice, at such places and times as shall be determined, from time to time, by resolution of the Board, and special meetings require at least four (4) days prior written notice, unless the notice is delivered personally or by telephone or telegram, in which case it shall be delivered at least twenty-four (24) hours prior to the time of the meeting.

The Delaware Bylaws provide that regular meetings of the Board of Directors may be held without notice at such time and place as determined by the Board, and special meetings require at least one (1) day prior written notice. Emergency meetings may also be held without notice if a quorum of directors participates personally or by conference telephone. The reduced notice requirements will help facilitate improved director communication and action for the benefit of the Surviving Corporation.

Number of Directors

The Bylaws of the Company provide that the number of directors on the Board shall be seven until changed by a Bylaw duly adopted by the Board or the stockholders of the Company.

The Delaware Bylaws provide that the number of directors on the Board shall be as determined from time to time by the Board.

Indemnification

The Bylaws of the Company provide that the Company shall indemnify and hold harmless each director, officer, employee or agent of the Company for losses incurred as a result of their relationship to the corporation.

The Delaware Certificate provides that each person who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Surviving Corporation or is or was serving at the request of the Surviving Corporation as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body shall be indemnified and held harmless to the fullest extent permitted by Delaware Law.

Limitation of Liability

The Delaware Certificate provides that no director shall be liable to the Surviving Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law.  The charter documents of the Company contain no such limitation.

Purposes and Powers of the Company

The Articles of Incorporation of the Company state that the purpose of the Company is to invest in real property and any other lawful activity for which corporations may be organized under the Maryland Law.  The Articles of Incorporation of the Company also contain certain provisions permitting the Board to take actions to regulate the powers of the Company as well as the Board and stockholders of the Company in order to ensure that the Company is able to meet the requirements for tax treatment as a real estate investment trust under Sections 856-860 of the Code (a “REIT”).  The amendment or repeal of several of these provisions requires a vote of 2/3 of the outstanding voting stock of the Company.

The Delaware Certificate provides that the Surviving Corporation may engage in any lawful activity for which corporations may be organized under Delaware Law.  The Delaware Certificate does not contain the provisions described above regarding the requirements for tax treatment as a REIT, and by virtue of the Reincorporation, the supermajority vote to eliminate these provisions will not be required.

Significant Differences Between Maryland Law and Delaware Law

The Company is governed by Maryland Law. After the effective time of the Reincorporation, the Surviving Corporation will be governed by the Delaware Certificate, the Delaware Bylaws and Delaware Law. The change in application of the law governing the Surviving Corporation will result in certain changes to the Company’s rights, governance and structure and changes in the rights and obligations of the Company stockholders. The following discussion summarizes some of the most significant differences which will result after the effective time of the Reincorporation as a result of the application of Delaware Law versus Maryland Law. The discussion does not purport to be a complete discussion of all differences between such laws or the changes that may occur as a result of the Reincorporation to the rights of the Company stockholders or the rights and obligations of the Company and such discussion is qualified in its entirety by reference to the full text of the Delaware Certificate and the Delaware Bylaws which are attached to this Proxy Statement as exhibits, the Certificate of Incorporation and Bylaws of the Company which are available in the public filings made by the Company with the SEC and the entire Delaware Law and Maryland Law. The Company stockholders are urged to read and review all such documents and laws carefully.

Indemnification and Limitation of Liability of Directors

Under Delaware Law, a corporation may indemnify any person who was, is, or could be a party to any suit by reason of the fact that this person is or was a director, officer, employee, or agent of the corporation, or serving at this person’s request for another corporation or entity, against expenses, claims and judgments reasonably incurred by the person in connection with the matter, if the person acted in good faith, and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation. Additionally, the corporation may indemnify any person who was, is, or could be a party to any suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, against expenses, claims and judgments reasonably incurred, except that no indemnification will be provided where the person will have been adjudged to be liable to the corporation. To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise, the person will be indemnified against expenses actually and reasonably incurred by the person in connection therewith. The determination of indemnification with respect to directors or officers is to be made by: (1) majority vote of the directors who are not parties to the action, even though less than a quorum; (2) a committee of the uninvolved directors designated by a majority vote of the directors, even though less than a quorum; (3) independent legal counsel in a written opinion if there are no uninvolved directors, or if the uninvolved directors so direct; or (4) the stockholders. The expenses incurred by an officer or director in defending any suit may be paid by the corporation in advance of the final disposition, upon receipt of an undertaking by or on behalf of the director or officer to repay these expenses to the corporation if it is ultimately determined that the expenses should not have been paid.

Under Maryland Law, a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that: (1) the act or omission of the director was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty; (2) the director received improper personal benefits; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. The indemnification may be against judgments, penalties, fines and settlements and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be provided where the director was adjudged to be liable to the corporation. A director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Unless limited by the corporation’s charter, a director who is successful on the merits or in defense in any proceeding will be indemnified against any related expenses. The determination of whether indemnification of a director is permissible will be made by: (1) the board by a majority vote of a quorum of non-party directors, or if a quorum cannot be obtained, then by a majority vote of a non-party committee of at least two directors chosen to act on that particular matter; (2) special legal counsel selected by the board or the committee, or if the requisite quorum of either uninvolved directors or the committee cannot be obtained, then a majority of the full board may decide upon counsel; or (3) the stockholders. Reasonable expenses may be paid by the corporation in advance of the final disposition upon receipt by the corporation of a written affirmation of the director’s good faith belief that his standard of conduct necessary for indemnification by the corporation has been met, and a written undertaking by or on behalf of the director to repay the full amount if it is ultimately determined that the standard of conduct has not been met. Unless limited by the charter, indemnification will apply to officers, and may apply to employees or agents, of the corporation who are not directors. Any indemnification, or advances of expenses, if arising out of a proceeding by or in the right of the corporation, will be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Removal of Directors

Delaware Law and Maryland Law are virtually identical regarding the removal of members of the board of directors. Under Delaware Law, any director or the entire board of directors of a corporation may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors, except that, if the directors are divided into classes, then a director may not be removed without cause. Maryland Law states that, except as provided in the Maryland Law and unless the corporation’s charter provides otherwise, the stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors.

Dividends

Delaware Law permits a corporation to pay dividends out of surplus (defined as net assets less statutory capital) or out of net profits for the current or immediately preceding fiscal year. Maryland Law restricts the payment of distributions, including dividends, if after giving effect to the distributions, the corporation would be unable to pay its debts as they became due in the usual course of business or the corporation’s total assets would be less than the sum of the total liabilities plus the amount needed to satisfy preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

Appraisal Rights

Under both Delaware Law and Maryland Law, a dissenting stockholder of a corporation participating in certain corporate transactions may, under varying circumstances, be entitled to demand and receive from the successor corporation cash in the amount of the fair value of the stockholder’s shares (as determined by a court) in lieu of the consideration the stockholder otherwise would have received in the transaction. Delaware Law does not generally require dissenters’ rights of appraisal with respect to (1) a sale of assets (unless otherwise provided in the certificate of incorporation), (2) an amendment of the certificate of incorporation (unless otherwise provided in the certificate of incorporation), (3) a merger or consolidation by a corporation, the shares of which are listed on a national securities exchange or widely-held (i.e., by more than 2,000 stockholders), if the stockholders received shares of the surviving corporation or of another listed or widely-held corporation, or (4) stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger. Under Maryland Law, rights to receive fair value would apply: (1) if the corporation consolidates or merges, (2) if the corporation sells all or substantially all of its assets (except a transfer of assets by a corporation in the ordinary course of its business or to one or more persons if all of the equity interests of the person or persons are owned directly or indirectly by the transferor) or (3) if the corporation amends its charter in a way that would alter express contractual rights of any outstanding stock and substantially and adversely affect the existing stockholders’ rights unless the corporation’s charter reserves the right to do so. Under Maryland Law, a stockholder does not have rights to receive fair value in any transaction if the stockholder’s stock is listed on a national securities exchange or is designated as a national market system security or an interdealer quotation system by the National Association of Securities Dealers, Inc. or is designated for trading on the NASDAQ or is that of the surviving corporation in a merger and the merger does not change the stock or the charter provides that stockholders are not entitled to such rights.

Stockholder Inspection Rights

The rights of stockholders of a Delaware corporation and a Maryland corporation to inspect and copy corporate records differ in certain respects. Under Delaware Law, any stockholder may, upon written demand stating the stockholder’s purpose, inspect and copy for any proper purpose the corporation’s stock ledger, list of stockholders, and its other books and records. A proper purpose is one reasonably related to the person’s interest as a stockholder. Under Maryland Law, any stockholder may inspect the bylaws, minutes of the proceedings of stockholders, annual statements of affairs, and voting trust agreements on file at the corporation’s principal office. Any stockholder may also present a written request for a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request, the consideration received per share or unit and the value of any consideration other than money as set forth in a resolution of the board of directors. In addition, stockholders of record who own and have owned for at least six months at least five percent of the outstanding stock of any class may inspect and copy the corporation’s books of account and its stock ledger and may request a statement of the corporation’s affairs. Accordingly, for stockholders holding less than five percent of the outstanding stock of any class, the right of inspection may be broader under Delaware Law than under Maryland Law. For some stockholders, however, the Maryland rights of inspection may be less restrictive with respect to the purpose for which the right may be exercised, and the lack of access to stockholder records under Delaware Law could result in the impairment of the stockholders’ ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the corporation.

Voting Requirements for Mergers, Consolidations and Other Matters; Written Consent

Delaware Law generally requires the vote of a majority of the outstanding shares for all corporate actions requiring stockholder approval. Except as otherwise provided in the Maryland Law or a corporation’s charter, Maryland Law requires a vote of two-thirds of all stockholders entitled to vote to approve a merger, consolidation or sale of all or substantially all of the assets of a corporation.

In each case where action requires the approval of stockholders under Delaware Law, such approval may be taken by written consent of the holders of the applicable necessary percentage of shares outstanding and entitled to vote unless otherwise provided in the certificate of incorporation. The Surviving Corporation’s certificate of incorporation will permit stockholder action in lieu of a meeting upon the unanimous written consent of all stockholders entitled to take the action at a meeting. Maryland Law requires that written consent by stockholders in lieu of a meeting must be unanimous.

Stockholder Derivative Suits

Under Delaware Law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. Delaware does not have a security bonding requirement. Maryland Law does not provide explicitly for any derivative action available to stockholders.

Business Combinations With an Interested Stockholder

The Surviving Corporation will be subject to Section 203 of the Delaware Law, an anti-takeover law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the date the person became an interested stockholder, unless the “business combination” or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own, 15% or more of a corporation’s voting stock. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the board of directors, including discouraging attempts that might result in a premium over the market price for the shares of common stock held by stockholders.

Under Section 3-602(a) of the Maryland Law, certain “business combinations” (which may include, but are not limited to, a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns 10% or more of the voting power of the corporation’s shares or an affiliate or associate of the corporation which, at any time within the two-year period prior to the date in question, beneficially owned 10% or more of the voting power of the corporation’s shares (an “interested stockholder”) or an affiliate thereof, are prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. Any such business combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding voting shares of the corporation and (b) two-thirds of the votes entitled to be cast by holders of outstanding voting shares of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected, or by an affiliate or associate of the interested stockholder, unless, among other things, the corporation’s stockholders receive a minimum price (as defined in the Maryland Law) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. These provisions of Maryland Law do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested stockholder becomes an interested stockholder.

Control Share Acquisitions

The Maryland Law provides that “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights except to the extent approved by the stockholders of the corporation by the vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquiror or by officers of the corporation or by an employee who is also a director of the corporation. “Control shares” are shares of stock which, if aggregated with all other shares of stock owned by a person, would entitle that person to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of all voting power. “Control shares” do not include shares of stock the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A “control share acquisition” means, subject to certain exceptions, the acquisition of, ownership of, or the power to direct the exercise of voting power with respect to “control shares.”

A person who has made or proposes to make a “control share acquisition,” upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights to be accorded the shares acquired or to be acquired in the control share acquisition. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting. If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as permitted by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the “control shares” (except those for which voting rights have previously been approved) for fair value determined, without regard to absence of voting rights for the control shares, as of the date of the last “control share acquisition” or of any meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for “control shares” are approved at a stockholders’ meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the stock, as determined for purposes of such appraisal rights, may not be less than the highest price per share paid in the “control share acquisition,” and certain limitations and restrictions otherwise applicable to the exercise of appraisal rights under the Maryland Law generally do not apply in the context of “control share acquisitions.”

The “control share acquisition” statute does not apply to stock acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or if the acquisition of the shares has been approved or exempted by a provision of the charter or bylaws of the corporation and adopted prior to the acquisition of the shares. The Company has not adopted a provision in its charter or bylaws that exempts its shares of Common Stock from application of the “control share acquisition” statute. Delaware Law does not contain a limitation similar to the Maryland Law’s control share acquisition statute.

Liquidation and Dissolution

Under Delaware Law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. If the dissolution is initially approved by the board of directors, the proposed dissolution must be approved by a simple majority of the outstanding shares of the corporation’s stock entitled to vote. Under Maryland Law, a majority of the entire board of directors must adopt a resolution declaring that dissolution of the corporation is advisable and directing that the proposed dissolution be submitted for consideration at either an annual or a special meeting of the stockholders. The proposed dissolution must be approved by the stockholders of the corporation by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter or, if the corporation’s charter so provides, by a majority of all votes entitled to be cast.

Delaware

Dissolution Procedures. Under Delaware Law, dissolution is effective upon the filing of a certificate of dissolution with the Delaware Secretary of State or upon such future effective date as may be set forth in the certificate of dissolution. Section 278 of the Delaware Law provides that a dissolved corporation continues to exist for three years after the date of dissolution for purposes of prosecuting and defending suits by or against the corporation and enabling it to settle and close its business, dispose of and convey its property, discharge its liabilities and distribute to stockholders any remaining assets, but not for the purpose of continuing the business of the corporation as a going concern. The corporation can continue to exist beyond the three year period, if ordered by a court, for the sole purpose of prosecuting or defending any action, suit or proceeding that was brought before or during the three year period after the date of dissolution, until any judgments, orders or decrees are fully executed. The powers of the directors continue during this time period in order to allow them to take the necessary steps to wind-up the business of the corporation.

Procedure for Distribution of Assets. Under Section 281(b) of the Delaware Law, the directors must adopt a plan of distribution within three years of the date of dissolution. The plan of distribution must provide for the payment, or make reasonable provision for the payment of claims as follows:

1.	All claims and obligations, including contingent, conditional or unmatured contractual claims, known to the corporation;

2.	All claims that are the subject of pending actions, suits or proceedings to which the corporation is a party; and

3.
All claims not made known to the corporation or that have not arisen, but based on facts known to the corporation, are likely to arise or become known to the corporation within 10 years after the date of dissolution.

Directors who comply with the statutory requirements of Delaware Law in providing for claims against the corporation will have no personal liability to claimants of the corporation in connection with these matters. Any determinations made in connection with making provisions for claims identified in items number 1 and 2 also may be covered by the business judgment rule, under which a board’s decision will be accorded deference where, after reasonable investigation, disinterested directors adopt a lawful course of action which in good faith, they honestly believe will benefit the corporation. However, Delaware courts have held that whether a provision for payment is reasonable, or reasonably likely to be sufficient, is not a decision covered by the business judgment rule, but rather a question of fact to be determined by the court. If a court finds that the provision for payment was not reasonable, or reasonably likely to be sufficient, directors could be held personally liable for any deficiency.

Judicial Approval Procedures. Sections 280 and 281(a) of the Delaware Law provide a “safe harbor” for directors which allows them to avoid personal liability to unpaid claimants of the corporation due to distribution of assets by petitioning the Delaware Court of Chancery to determine the amount and form of security which will be reasonably likely to be sufficient to satisfy the claims identified in items number 2 and 3 above. The Delaware Court of Chancery has discretion to appoint a guardian ad litem for the unknown claimants and the related expenses will be paid by the petitioning corporation. If the court’s instructions are followed, directors will not be held personally liable to unpaid claimants of the corporation. Thus, a judicially approved plan of dissolution provides more protection for directors and may, depending on the speed at which the proceedings in the Delaware Court of Chancery progress, allow for quicker distributions of assets to stockholders.

Under Section 279 of the Delaware Law, upon a showing of good cause by any creditor, stockholder or director, the Delaware Court of Chancery may appoint one or more of the directors of the corporation as trustees or one or more other persons as receivers for the corporation. A court appointed trustee or receiver is a fiduciary and is subject to all of the duties and limitations that ordinarily apply to a fiduciary, including the duty of care and the duty of loyalty. Should the court decline to appoint a trustee or receiver, the directors continue to serve. Under Delaware Law, a director does not become a trustee unless specifically designated by the Delaware Court of Chancery as a trustee. Like directors, receivers and trustees who properly distribute assets using a corporation prepared plan of dissolution, or who use a judicially approved plan of dissolution, are relieved of personal liability to claimants of the dissolved corporation.

Maryland

Dissolution Procedures. Under Maryland Law, a corporation is dissolved when articles of dissolution are filed with and accepted for record by the SDAT. The corporation continues to exist for the purposes of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. When the corporation is dissolved, unless and until a court appoints a receiver, the directors of the corporation manage the corporation’s assets for the purpose of liquidation. Under such circumstances, the directors of the corporation shall collect and distribute the assets, applying them to the payment, satisfaction and discharge of existing debts and obligations of the corporation, including necessary expenses of liquidation, and distributing the remaining assets among the stockholders. Section 3-412 of the Maryland Law, provides that directors may (1) notify the stockholders to prove their interests within a specified time at least 60 days after the date of the notice, (2) after that specified time has passed, distribute pro-rata shares of the assets to the stockholders who have proved their interests, while reserving the shares of those who have not proved their interests, (3) incur reasonable expenses in locating the remaining stockholders and securing proof of their interests and charge such expense against the funds undistributed at the time the expense is incurred, (4) distribute from time to time the pro-rata shares of any stockholders proving their interests since the prior distribution, and (5) no earlier than three years after the date of the original notice, make a final distribution of all surplus assets to stockholders who have proved their interests and are entitled to distribution. After final distribution, the interest of any stockholder who has not proved his interest is forever barred and foreclosed. Any assets remaining unclaimed 60 days after the final distribution are presumed abandoned and shall be reported to the abandoned property unit of the Maryland State Comptroller’s office in accordance with the Maryland Uniform Disposition of Abandoned Property Act. The directors are released and discharged from all further liability in the matter on payment or delivery of all unclaimed assets to the abandoned property unit of the State Comptroller’s office.

Standard of Care. Section 3-410(d) of the Maryland Law provides that the dissolution of a corporation does not subject the directors to a standard of conduct other than the standards of conduct for directors set forth in Section 2-405.1 of the Maryland Law.  Under Section 2-405.1 of the Maryland Law, directors who act (1) in good faith, (2) in a manner they reasonably believe to be in the best interests of the corporation and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances are relieved from liability for their decisions.

Therefore, before any distributions were made to stockholders in a dissolution, provision would have to be made for the existing debts and obligations of the corporation, including any unknown claims and obligations. Potential claims against the corporation that have not arisen but might arise would have to be evaluated as part of this analysis. If a liquidation and dissolution were to be completed under Maryland Law, distributions in dissolution would be made only after determining with some degree of certainty the extent of any potential claims and after setting aside an adequate amount for the contingency reserve to satisfy such claims.

VIRIUM MERGER

Overview

As indicated above, on May 25, 2007, we entered into the Virium Merger Agreement pursuant to which Merger Sub, a wholly-owned subsidiary of Pharmaceuticals will merge with and into Virium NY following the Reincorporation.  A copy of the Virium Merger Agreement, and related amendments, are attached hereto as Exhibits D-1 through D-3.  The merger contemplated by the Virium Merger Agreement is subject to a variety of conditions, including, without limitation, the completion of Virium NY’s due diligence review of the Company, the effectiveness of the 1 for 23.06062 Reverse Stock Split as more fully described in Proposal No. 3 below, the completion of the Reincorporation, and the affirmative vote of the holders of at least ninety percent (90%) of the outstanding voting stock of Virium NY approving the Virium Merger, completion of a financing as set forth in the Virium Merger Agreement.  The following is a summary of the business of the Company, Virium NY and certain terms of the Virium Merger and the Virium Merger Agreement.

Summary of the Virium Merger

Companies:
REIT Americas, Inc., a Maryland corporation.

Virium Pharmaceuticals, Inc., a Delaware corporation and wholly-owned subsidiary of the Company to be the surviving entity in the Reincorporation that prior to the Reincorporation, will not have engaged in any activities except in connection with the Reincorporation.

Virium Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Pharmaceuticals that prior to the Virium Merger, will not have engaged in any activities except in connection with the Virium Merger.

Virium Pharmaceuticals, Inc., a New York corporation and a development stage operating company in the business of developing and commercializing pharmaceuticals.

Approval:
The Virium Merger and the terms of the Virium Merger Agreement were approved by written consent of the Board of Directors of each of Virium NY, the Company, Pharmaceuticals and Merger Sub on May 25, 2007.

Transaction Structure:
To effect the Virium Merger, Merger Sub will merge with and into Virium NY and thereafter Merger Sub will cease to exist as a separate entity. Virium NY will survive as New York corporation and wholly-owned subsidiary of Pharmaceuticals.

Exchange of Common Stock:
Shares of common stock of Virium NY (the “Virium NY Common Stock”) will automatically be converted (following the effectiveness of the Reverse Stock Split (as defined in Proposal 3 below) and the Reincorporation) into 0.376302949 shares of common stock of Pharmaceuticals at the effective time of the Virium Merger without any further action required by the shareholders of Virium NY.

Purpose:	The purpose of the Virium Merger is to permit the Company and Pharmaceuticals to acquire the business of Virium NY.

Effective Time:
The Virium Merger will become effective upon the filing of a certificate of merger in appropriate form with each of the Secretary of State of the State of Delaware and the Secretary of State of the State of New York with respect to the Virium Merger. These filings are anticipated to be made as soon as practicable after consummation of the Reverse Stock Split, the Reincorporation and the fulfillment or waiver of the other conditions to Closing under the Virium Merger Agreement.

Effect of Virium Merger:	At the effective time of the Virium Merger:

•
We will have consummated the Reverse Stock Split and the Reincorporation after which (and immediately prior to the effectiveness of the Virium Merger) we will be a Delaware corporation with no more than 330,500 shares of Common Stock outstanding;

•	Merger Sub will cease to exist as a separate entity;

•	Virium NY, as the surviving entity in the Virium Merger will continue to operate its business which will become our business;

•
We will issue to the shareholders of Virium NY, other than the holders of the Bridge Notes and the Bridge Warrants, 9,000,000 shares of common stock or options or warrants to purchase our common stock equal to approximately 90.0% of our total outstanding common stock on a fully diluted basis (excluding the Bridge Note and Bridge Warrant);

•
We will assume the obligation of Virium NY to issue (i) approximately 625,000 shares of common stock upon conversion of a convertible promissory note in aggregate face principal amount of $500,000, issued by Virium NY on May 30, 2007 and convertible into common stock at a rate of $0.80 per share of common stock (the “First Bridge Note”) and (ii)  250,000 shares of common stock at a purchase price of $1.00 per share pursuant to a five-year common stock purchase warrant issued by Virium NY on May 30, 2007 and 250,000 shares of common stock at a purchase price of $1.00 per share pursuant to an additional five-year common stock purchase warrant issued by Virium NY on November 26, 2007 (such warrants together, the “First Bridge Warrants”).  The terms of conversion of the First Bridge Note and exercise of the First Bridge Warrants are subject to equitable adjustment in the case of splits, reverse splits, stock dividends and the like;

•
We will assume the obligation of Virium NY to issue (i) approximately 625,000 shares of common stock upon conversion of convertible promissory notes in aggregate face principal amount of $500,000, issued by Virium NY on December 12, 2007 and convertible into common stock at a rate of $0.80 per share of common stock (the “Second Bridge Notes” and together with the First Bridge Note, the “Bridge Notes”) and (ii)  250,000 shares of common stock at a purchase price of $1.00 per share pursuant to five-year common stock purchase warrants issued by Virium NY on December 12, 2007 (the “Second Bridge Warrants” and together with the First Bridge Warrants, the “Bridge Warrants”).  The terms of conversion of the Second Bridge Notes and exercise of the Second Bridge Warrants are subject to equitable adjustment in the case of splits, reverse splits, stock dividends and the like;

•	We will issue 700,000 shares of our common stock to Dawson James or its designees as consideration for services rendered to us in connection with the Virium Merger;

•	Virium NY’s financial statements will become our financial statements; and

•	Our management and board will resign and the existing Virium NY management and board will become our new management and board.

Tax consequences:
The Virium Merger is intended to qualify as a tax-free reorganization for federal income tax purposes. If the Virium Merger does so qualify, no gain or loss would generally be recognized by the shareholders of Virium NY upon conversion of shares of Virium NY Common Stock into shares of Delaware Common Stock. We believe, but cannot assure you, that there will be no tax consequences for the shareholders of Pharmaceuticals and Virium NY. You are urged to consult your own tax advisor for tax implications related to your particular situation.

Reasons for the Virium Merger

The Company is a public shell and its purpose at this time has been to seek, investigate and, if such investigation warrants, acquire an interest in a business opportunity presented to us by persons or firms that desire to seek the perceived advantages of an Exchange Act registered corporation.  Accordingly, the purpose of the Virium Merger is to acquire the business of Virium NY as more fully described below.

Material Terms of the Virium Merger Agreement

The following discussion summarizes the material terms of the Virium Merger Agreement; however, such summary is not and does not purport to be a complete statement of all of the terms and provisions of the Virium Merger Agreement and is qualified in its entirety by reference to the full text of the Virium Merger Agreement, and related amendments, copies of which are attached hereto as Exhibits D-1 through D-3. The stockholders of the Company are urged to read the entire Virium Merger Agreement carefully as it is the legal document governing the Virium Merger.

The Virium Merger Agreement provides for the merger of Merger Sub, a wholly-owned subsidiary of Pharmaceuticals with and into Virium NY, with Virium NY as the surviving corporation.  As a result of the Virium Merger, Virium NY will become a wholly-owned subsidiary of Pharmaceuticals.  We currently expect to issue approximately 9,000,000 shares of Pharmaceuticals common stock to the holders of Virium NY Common Stock, 700,000 shares of Pharmaceuticals common stock to Dawson James and assume the obligations of Virium NY pursuant to the Bridge Notes and Bridge Warrants to issue up to approximately 2,000,000 shares of Pharmaceuticals common stock.  Therefore, on a fully diluted basis excluding the Bridge Notes and the Bridge Warrants, immediately following the closing of the Virium Merger, our stockholders will own approximately 3.0% of the outstanding capital stock of Pharmaceuticals, the stockholders of Virium NY will own approximately 90.6% of the outstanding shares of capital stock of Pharmaceuticals and Dawson James will own approximately 6.4% of the outstanding shares of capital stock of Pharmaceuticals.  In addition, pursuant to the terms of the Virium Merger Agreement, Virium NY will pay to the Company $300,000 in cash less any amount previously paid to the Company as an advance on such amount.  As of the date hereof, Virium NY has paid the Company $50,000 in cash advances on such amount.

The Virium Merger Agreement also provides that effective as of the closing of the Virium Merger, our current Board of Directors will resign and that the existing board of directors of Virium NY shall be appointed by our outgoing Board of Directors to fill the vacancies left on the Pharmaceuticals Board of Directors by virtue of such resignations.

Further, the closing of the Virium Merger will also be subject to certain conditions, including, without limitation, the following:

1.	the representations and warranties of each of the parties shall be true and correct as of the closing date;

2.	the parties shall have performed each of their respective covenants and obligations under the Virium Merger Agreement prior to the closing date;

3.	Virium NY shall have completed its due diligence review to its satisfaction;

4.	the Reverse Stock Split shall have been duly completed;

5.	the Reincorporation shall have been duly completed;

6.	each Virium NY stockholder shall have delivered a completed investment representation letter;

7.	Dawson James shall have entered into a subscription agreement with Pharmaceuticals pursuant to which Pharmaceuticals shall issue 700,000 shares of its common stock to Dawson James;

8.
definitive agreements obligating investors to acquire at least $2,000,000 of capital stock of Pharmaceuticals, subject only to the closing of the Virium Merger shall have been executed and delivered to Pharmaceuticals;

9.	Virium NY’s independent registered public accounting firm shall have completed the audit of Virium NY’s financial statements and shall have issued its opinion related thereto;

10.	the Virium Merger and the Virium Merger Agreement shall have been duly approved by holders representing at least 90% of the outstanding capital stock of Virium NY; and

11.	Virium NY shall have received certain opinions from our legal counsel.

In addition the Virium Merger Agreement may be terminated:

(a)	by the mutual written consent of the parties to the Virium Merger Agreement;

(b)	by either Virium NY or us if the closing has not taken place prior to November 2, 2007;

(c)	by either Virium NY or us if any court of competent jurisdiction has issued an order, judgment or decree restraining or enjoining the Virium Merger;

(d)	by Virium NY if we breach any representation, warranty or covenant in the Virium Merger Agreement or if Virium NY is not satisfied with its due diligence review; or

(e)	by us if Virium NY breaches any representation, warranty or covenant in the Virium Merger Agreement.

Be advised that if the Virium Merger is completed it will result in a change in control of the Company and substantial dilution of our existing stockholders.

Certain United States Federal Income Tax Consequences

The following is a summary of certain material United States federal income tax consequences of the Virium Merger. The following discussion is based upon the current provisions of the Code, treasury regulations promulgated under the Code, IRS rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

The Company has not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts. The tax treatment of a stockholder may vary depending on such stockholder’s particular situation or status. This discussion is limited to stockholders who hold their Common Stock as capital assets and it does not address aspects of United States federal income taxation that may be relevant to stockholders who are subject to special treatment under United States federal income tax laws, such as dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding Common Stock as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their Common Stock. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

HOLDERS OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

The following notice is based on United States Treasury Regulations governing practice before the IRS:  (1) any United States federal tax advice contained herein is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer, (2) any such advice is written to support the promotion or marketing of the transactions described in this memorandum, and (3) each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The Virium Merger is intended to qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368 of the Code.  Assuming the Virium Merger qualifies as a reorganization, (i) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company upon consummation of the Virium Merger, (ii) neither the Company nor Virium NY will recognize any gain or loss as a result of the Virium Merger, (iii) the aggregate tax basis of the shares of Delaware Common Stock received in the Virium Merger will be the same as the aggregate tax basis of the shares of Common Stock, and (iv) the holding period of the shares of the Delaware Common Stock received in the Virium Merger will include the period for which shares of the Common Stock were held.

Accounting Treatment

The VIrium Merger is expected to be accounted for as a reverse acquisition in which Merger Sub is the accounting acquiror and Virium NY is the legal acquiror. Because the Virium Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Virium Merger are expected to be accounted for as a reduction of additional paid-in capital.

Regulatory Approvals

The Company does not expect the Virium Merger to occur until it has all required consents of governmental authorities, including the filing of certificates of merger in appropriate form with each of the Secretary of State of the State of Delaware and the Secretary of State of the State of New York.

Interests of Certain Persons in the Virium Merger

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Virium Merger, which is not shared by all other stockholders of the Company pro rata, and in accordance with their respective interests.

Operations Following the Virium Merger

The Company intends to acquire and continue the business of Virium NY upon the consummation of the Virium Merger.

Significant Changes Resulting from the Virium Merger

After completion of the Virium Merger, the rights of all stockholders will not change and will continue to be governed by Delaware Law and by the certificate of incorporation and bylaws of Pharmaceuticals in effect at the effective time of the Reincorporation.

COMPARATIVE PER SHARE DATA

The pro forma and the pro forma equivalent data presented below is for your information only.  It does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Company and Virium NY completed the Virium Merger at the times indicated, and is not necessarily indicative of the future results of operations or the combined financial positions of the combined company.

You should read the information shown below in conjunction with the historical consolidated financial statements of the Company and Virium NY and the notes thereto.

	For the Nine Months Ended September 30, 2007	For the Year Ended December 31, 2006
Net Loss per Common Share — Basic and Diluted:
REIT Americas — historical	$(0.03)	$(0.10)
Virium NY — historical	(0.06)	(0.10)
REIT Americas and Virium NY — pro forma for the Virium Merger	(0.14)	(0.17)

Book Value per Common Share:
REIT Americas — historical	$(0.09)	$(0.07)
Virium NY — historical	(0.14)	(0.17)
REIT Americas and Virium NY — pro forma for the Virium Merger	(0.25)	(0.14)

REIT AMERICAS, INC.

Overview

The Company’s business plan previously had focused primarily on investing in income producing commercial, industrial and residential real estate and high yield mortgages in an effort to provide dividends and increase the value of the stockholders’ investment in the Company. During 2006, and continuing in the first quarter of 2007, the Company actively pursued certain investments in income producing real estate properties, but did not enter into or consummate such a transaction and is essentially a shell company. During the first nine months of 2007, the Company also began to focus its attention on the identification of a suitable business combination candidate outside of the real estate sector.

The Company’s principal executive office is located at 2960 N. Swan Road, Suite 300, Tucson, AZ 85712 and its phone number at that address is (520) 326-2000.

Business of the Company

Information regarding the business of the Company is incorporated by reference from the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006.

Property of the Company

Information regarding the property of the Company is incorporated by reference from the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006.

Legal Proceedings of the Company

Information regarding the legal proceedings of the Company is incorporated by reference from the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006.

Market Price of Common Stock, Dividends and Related Stockholder Matters of the Company

Information regarding the market price of the Company’s Common Stock, lack of dividend payments and related stockholder matters is incorporated by reference from the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006.

SELECTED CONSOLIDATED FINANCIAL INFORMATION OF THE COMPANY

The following table includes certain selected financial data adjusted for discontinued operations in 2006, 2005, 2004, 2003 and 2002 of the Company.  The Company’s selected consolidated financial information set forth below should be read in conjunction with the more detailed consolidated financial statements, including the related notes, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-KSB.

Statement of Operations Data:
	Years Ended December 31,

	2006	2005	2004	2003	2002

Revenue from continuing operations	0	0	4	1,853,915	426,185
(Loss) from continuing operations	(504,566)	(202,462)	(260,967)	(55,536)	(29,108)
Net (loss) from continuing operations	(393,150)	(180,981)	(260,967)	(55,536)	(29,108)

(Loss) from continuing operations per share	(0.10)	(0.15)	(0.22)	(0.05)	(0.07)

Balance Sheet Data:
	At December 31,

	2006	2005	2004	2003	2002

Weighted average number of shares outstanding	3,793,240	1,197,601	1,197,601	1,081,636	397,600
Dividends per common share	–	–	–	–	–

Total Assets	320	81,145	2,271	2,238	4,485,716
Long-term obligations	483,239	505,381	345,526	215,526	4,694,468

THE COMPANY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS

Information regarding Management’s Discussion and Analysis of Financial Condition and Results of Operations is incorporated by reference from the Company’s Quarterly Report on Form 10-KSB for the year ended December 31, 2006.  The information regarding the Company’s financial results should be read in conjunction with the Company’s audited Financial Statements for the year ended December 31, 2006 which are included in the Annual Report and incorporated by reference herein.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

None.

VIRIUM PHARMACEUTICALS, INC.

Overview

Virium NY is a development stage specialty pharmaceutical company focused on discovering, developing and commercializing novel therapeutics with a focus on oncology. Virium NY has in-licensed opportunities for the development and possible commercialization of several oncology-related compounds and technologies in order to advance them along the regulatory and clinical pathways toward commercial approval.  These opportunities involve compounds that Virium NY believes show promising late-stage pre-clinical or early clinical data.  Virium NY is committed to utilizing its resources to develop novel cancer therapeutics into and possibly through the commercialization phase.  To date, Virium NY has not received approval for the sale of any drug candidates in any market and, therefore, has not generated any significant revenues from its development programs.  As appropriate, Virium NY intends to seek approval from the United States Food and Drug Administration (“FDA”) and other regulatory authorities for the further development and commercialization under its development programs.

Virium NY’s executive office is located at 116 Village Blvd., Suite 200, Princeton, New Jersey 08540 and its website is www.viriumpharma.com.  Information on the website is not part of this proxy statement.

Historical Development

Virium NY was incorporated in July 1997 in the State of New York.  Virium NY in-licensed its initial technology in January 2005 prior to which it did not have any significant operations.  Virium NY licensed additional technologies in November 2006 and August 2007.  To date, Virium NY has had limited funding available to devote towards its development programs.

Virium NY Development Programs

Virium NY’s VP701 development program involves a nucleoside analogue compound, 4’-thio-β-D-arabinofuranosylcytosine (“T-araC” and “SR9025”). This compound is within a certain class of anti-cancer drugs generally characterized as cytotoxic agents.  In pre-clinical studies, SR9025 has shown activity against leukemia, colon, lung, prostate, pancreatic, renal, and breast cancers. Patients with many different solid tumor types were included. There have been two dose-escalation phase I clinical trials completed in patients with advanced solid tumor malignancies. Virium NY’s plans are to focus the initial clinical development for SR9025 on a cancer of the bile ducts known as cholangiocarcinoma.

Virium NY’s VP101 development program involves an amino acid derivative commonly known as phenylbutyrate (“PB”).  Through sponsorships with the National Cancer Institute (“NCI”), Virium NY has been investigating the potential uses of VP101 in the treatment of various cancer types, including leukemia, colorectal cancer, prostate cancer, and brain cancer. Phase I studies have been carried out to investigate the safety, tolerability, and pharmacokinetics (studies to determine the absorption, distribution, metabolism and excretion of a drug) of VP101, and a number of phase I/II studies have indicated utility for treatment of malignant glioma, certain leukemias, and advanced prostate cancer.  Sodium PB has received orphan designation by the FDA as an adjunct to surgery, radiation therapy and chemotherapy for the treatment of patients with primary and recurrent malignant glioma.  An additional PB program, VP1301, is designed to create a topical formulation of PB for the treatment of cutaneous radiation syndrome (“CRS”).

Virium NY’s VP601 development program involves certain anti-cancer agents known as tubulin binding agents.  This program involves a novel small-molecule compound that has initially exhibited strong broad-spectrum in vitro tubulin polymerization inhibitory activity and cytotoxicity against numerous cancer cell lines tested thus far, including cervical, ovarian, breast, prostate, leukemia, and colon tumors and several multi-drug resistant tumors.  Structurally these compounds are notable for their low molecular weight, ease of synthesis, absence of chiral (stereochemical) centers, chemical stability, and oral activity. Consequently, these compounds represent new tubulin ligands which could be promising agents in cancer chemotherapy.

Industry Background and Market Opportunity

Cancer is a group of diseases characterized by either the uncontrolled growth of cells or the failure of cells to die normally. Cancer is in part caused by a series of mutations, or alterations, in genes that control a cell’s ability to grow and divide. These mutations cause cells to rapidly and continuously divide or lose their normal ability to die. There are more than 100 different varieties of cancer, which can be divided into six major categories. Carcinomas, the most common category, include breast, lung, colorectal and prostate cancer. Sarcomas begin in tissue that connects, supports or surrounds other tissues and organs. Lymphomas are cancers of the lymphatic system, a part of the body’s immune system. Leukemias are cancers of blood cells, which originate in the bone marrow. Brain tumors are cancers that begin in the brain, and skin cancers, including melanomas, originate in the skin. Cancers are considered metastatic if they spread via the blood or lymphatic system to other parts of the body to form secondary tumors.

According to the National Cancer Institute’s Surveillance Epidemiology and End Results (“SEER”) database for the year 2002, there were more than 10 million cancer patients in the United States.  The American Cancer Society Surveillance Research Report estimated that more than 560,000 people died in 2006 from cancer. Major cancer treatments include surgery, radiotherapy and chemotherapy. Supportive care, such as treatment of cutaneous radiation syndrome, represents another segment of the cancer treatment market. There are many different drugs that are used to treat cancer, including cytotoxics or antineoplastics, hormones and biologics. Major categories include:

•
Chemotherapy. Cytotoxic chemotherapy refers to anticancer drugs that destroy cancer cells by stopping them from multiplying.   Healthy cells can also be harmed with the use of cytotoxic chemotherapy, especially those that divide quickly. Cytotoxic agents act primarily on macromolecular synthesis, repair or activity, which affects the production or function of DNA, RNA or proteins. Virium NY’s VP701 and VP601 programs involve the development of cytotoxic agents that Virium NY plans to evaluate for the treatment of solid and possibly hematological tumors.

•
HDAC inhibitor. In some cancer cells, lack of control or excess amounts of the enzyme histone deacetylase (“HDAC”) prevent the activation of genes that control normal cell activity. Histone deacetylase is a class of enzymes that remove acetyl groups from lysine residues on a histone. Deacetylation removes acetyl groups from histone tails, causing the histones to wrap more tightly around the DNA and interfering with the transcription of genes by blocking access by transcription factors. The overall result of histone deacetylation is a non specific reduction in gene expression. The inhibition of histone deacetylase allows the body’s cancer suppressing genes to work as intended.  Under Virium NY’s VP101 program, Virium NY intends to test an inhibitor of HDAC to allow for the activation of genes that may help to slow or stop the growth of cancer cells.  VP101 has shown to be non-toxic to cells, and has shown in-vivo efficacy for many cancers. These characteristics make the future role of Virium NY’s HDAC inhibitor to likely be in combination with existing or novel chemotherapeutic agents.

•
Supportive care. Cancer treatment can include the use of chemotherapy, radiation therapy, biologic response modifiers, surgery or some combination of these or other therapeutic options. All of these treatment options are directed at killing or eradicating the cancer that exists in the patient’s body. Unfortunately, the delivery of many cancer therapies adversely affects the body’s normal organs. These complications of treatment or side effects not only cause discomfort, but may also prevent the optimal delivery of therapy to a patient at its optimal dose and time. For example, one common side effect of radiation therapy is radiation dermatitis, which is a cutaneous inflammatory reaction from exposure to radiation.  Virium NY’s VP1301 program involves the development of a topical formulation as a supportive care product candidate designed to treat and prevent skin rash associated with the use radiation.

Virium NY’s Strategy

Virium NY’s development strategy is structured around in-licensing and subsequent development of novel and proprietary small molecules therapeutics for oncology.  Virium NY intends to concentrate on product development and engage in a very limited way in product discovery, thereby avoiding the significant investment of time and financial resources that is generally required before a compound is identified and brought into clinical trials.  In some cases, Virium NY will also screen certain compounds for activity for other non-oncology market indications after efficacy is established for oncology. Virium NY intends to focus on established targets that play key roles in cancer, and which can potentially be exploited in multiple indications beyond oncology.  In the future,   Virium NY may enter into collaborations to maximize the commercial potential of these programs.

Virium NY begins the product development effort by screening and formulating potential product candidates, selecting an optimal active component, developing a formulation, and developing the processes and analytical methods. Pilot stability, toxicity and efficacy testing are conducted prior to advancing the product candidate into formal preclinical development.  Specialized skills are required to produce these product candidates utilizing Virium NY’s technology. Virium NY has a limited core internal development capability with significant experience in developing these formulations, and therefore Virium NY depends upon the skills and expertise of its contractors.

Once the product candidate has been successfully screened in pilot testing, Virium NY’s scientists, together with external consultants, assist in designing and performing the necessary preclinical efficacy, pharmacokinetic (bodily absorption, distribution, metabolism and excretion) and toxicology studies required for an investigational new drug (“IND”) submission. External investigators and scale-up manufacturing facilities are selected in conjunction with Virium NY’s consultants. Initial Phase I and Phase II studies will be conducted by institutions and investigators supervised and monitored by Virium NY’s employees and contract research organizations. Should Virium NY conduct Phase III clinical studies, it expects to engage a contract research organization to perform this work.

With all of Virium NY’s product development candidates, Virium NY cannot assure you that the results of the in vitro or animal studies are or will be indicative of the results that will be obtained if and when these product candidates are tested in humans. Virium NY cannot assure you that any of these projects will be successfully completed or that regulatory approval of any product will be obtained.

Virium NY expended approximately $714,000 and $939,000 on research and development during the years 2006 and 2005, respectively.  Research and development expenses included charges of $276,000 and $610,000 associated with newly acquired licensing rights for the years ended December 31, 2006 and 2005, respectively.

License Agreements

Virium NY currently licenses all its technology rights through three license agreements.

VP701 Program

In August 2007, Virium NY entered into a license agreement with the Southern Research Institute (“SRI”) for the exclusive worldwide rights to T-araC until the expiration of the patents under the agreement, the last of which is due to expire in September 2021.   This compound is within a certain class of anti-cancer drugs generally characterized as cytotoxic agents.  Initial payments by Virium NY under the license agreement included $200,000,  $50,000 due within 30 days following the date of the agreement and $150,000 due on August 8, 2008, and the issuance of 25,000 shares of common stock.

Under Virium NY’s SRI license agreement, Virium NY is obligated to make milestone payments totaling $16.5 million, of which $1 million are for pre-approval events, $2 million are related to market approvals and first commercial sales, and $13.5 million are associated with cumulative sale milestones.  Virium NY is obligated to issue up to 75,000 additional shares of common stock based on the attainment of certain one-time milestones.  Virium NY is also required to pay an annual minimum maintenance beginning in year four of the agreement to the extent it has not made royalty payments related to certain clinical indications.  Virium NY is obligated to use its best efforts to advance the development of licensed technology as outlined under a development program that may be amended from time to time by Virium NY and SRI. Virium NY is also obligated to reimburse SRI for all patent and patent prosecution costs.  Virium NY does not anticipate initiating clinical trials for VP701 any earlier than the third quarter of 2008, the timing of which will depend on obtaining sufficient funding.  Virium NY anticipates that a Phase II clinical trial for this drug will take at least 2 years to complete, and a Phase III clinical trial will take at least 5 years to complete, prior to submitting a new drug application (“NDA”) to the FDA which would allow Virium NY to sell the drug.

VP101 and VP1301 Programs

Through a license agreement originally entered into between Elan Pharmaceutical Research Corporation and the United States Public Health Service (“PHS”) in May 1995 and a subsequent novation agreement with Virium NY and PHS in May 2005), Virium NY has the exclusive worldwide rights to certain amino acid derivative compounds with potential therapeutic use as anti-cancer agents commonly known as Phenylbutyrate (“PB”).  The license, transfer and novation agreements provides Virium NY with the rights to develop, make, use, and sell products derived from the licensed technology, and continues for the life of the last-to-expire patent. To date, the licensed technology has produced thirteen United States issued patents, the last of which is due to expire in June 2014.

Under the agreement between Virium NY and PHS, Virium NY is obligated to make certain royalty and milestone payments to the National Institute of Health (“NIH”) and a former licensee.  Virium NY must reimburse the PHS for all patent expenses on a yearly basis, and pay an annual royalty of $5,000.  Future milestone payments include approximately $3 million of pre-commercialization milestones and an additional $3.2 million of milestones based on various product approvals and cumulative gross sales levels.  In addition to milestone payments, there is an annual minimum royalty of $5,000 due the NIH, and additional royalties based on any net sales of commercialized products, as well as a portion of any sub-license revenue Virium NY receives.    Additionally, Virium NY is obligated to use its best efforts to advance the development of PB as outlined under a development program as amended from time to time by NIH and Virium NY.  Virium NY is also required to reimburse certain patent and patent prosecution costs incurred by NIH.

In February 2005, Virium NY entered into a sublicense agreement with Bridge Oncology Products, Inc. (now known as Somanta Pharmaceuticals, Inc. (“Somanta”)) providing Somanta with rights to PB for markets outside the United States and Canada. This agreement is effective until the expiration of the patents covering the product, the last of which is due to expire in June 2014. Virium NY’s single largest stockholder is also the single largest stockholder of Somanta. Under the terms of the agreement, Somanta paid an up-front non-refundable sublicense fee of $50,000, and will pay a royalty based on all direct product sales and the parties will split evenly any marketing right sublicense payments received by Somanta.  Somanta is also responsible for all patent and patent prosecution costs related to their territory rights.   The agreement also calls for the cooperation by the parties under a co-development plan for PB under which the parties will provide each other with development and clinical information.  Each party is responsible for their own development and regulatory costs, and neither party has any obligation to further development the technology under the sublicense.

The Somanta sublicense agreement also requires Somanta to reimburse Virium NY (or NIH directly) for patent costs related to their territory rights.   If Somanta does not pay these patent reimbursement costs, Virium NY is liable for the reimbursement to NIH for these costs under Virium NY’s license agreement with NIH.  Virium NY has accrued certain patent prosecution costs related to Somanta’s territories.  Virium NY will reverse these accruals when it receives confirmation that Somanta has paid outstanding patent reimbursement costs due under the license agreement with NIH.

On December 6, 2006, Virium NY signed a letter of intent (the “LOI”) pertaining to a license and collaboration agreement with Somanta covering all formulations or drug combinations where PB is an active ingredient.  Pursuant to the LOI, Virium NY would provide Somanta with participation in any revenue or royalties derived from sales in North America in return for a portion of revenue or royalties derived from Europe.  In the rest of the world, the the parties would share revenues and royalties equally. The LOI’s terms provide that both companies will, among other things, share data and jointly undertake the necessary pre-clinical and clinical studies, seek regulatory approvals and file for patent protection in all territories. It also provides for the formation of a joint development committee to oversee all aspects of the development and commercialization of PB. Completion of the transaction contemplated by the LOI remains subject to the negotiation and execution of a definitive agreement. Virium NY and Somanta are currently still in negotiations regarding the definitive agreement.

VP601 Program

In November 2006, Virium NY exercised an option to license the exclusive worldwide rights to a certain class of anti-cancer drugs generally characterized as tubulin binding agents from the University of Medicine and Dentistry of New Jersey (“UMDNJ”).  Under the license agreement, Virium NY was obligated to pay $75,000 as an initial license fee, $17,267 as reimbursement for past patent expenses, and to issue 25,000 shares of Virium NY’s common stock to UMDNJ.  We also accrued the initial milestone payment of $200,000 which is due within 36 months from the date of the agreement based on the initial development plan goal of submitting an Investigational New Drug (“IND”) application to the Food and Drug Administration.  This initial milestone is due even if Virium NY fails to submit an IND application in the designated time.  The total consideration paid or accrued under the agreement was expensed as acquired technology in 2006.

  Virium NY is obligated to pay an annual minimum maintenance payment of $25,000 until the first commercial sale of products as well as royalties based on product sales and certain milestone payments totaling up to $14.7 million, of which $1.7 million are for pre-approval events, $5 million are related to market approvals and first commercial sales in various countries, and $8 million are associated with cumulative sale milestones.  Virium NY is obligated to use its best efforts to advance the development of licensed technology as outlined under a development program that may be amended from time to time by Virium NY and UMDNJ.    Virium NY is also obligated to reimbursement UMDNJ for all patent costs, and those reimbursements can be credited against annual minimum royalties and milestones due.

Intellectual Property

General

Patents and other proprietary rights are very important to the development of Virium NY’s business. Virium NY will be able to protect its proprietary technologies from unauthorized use by third parties only to the extent that its proprietary rights are covered by valid and enforceable patents or are effectively maintained as trade secrets. It is Virium NY’s intention to seek and maintain patent and trade secret protection for its product candidates and its proprietary technologies. As part of Virium NY’s business strategy, its policy is to, working with its licensor partners, actively file patent applications in the United States and internationally to cover methods of use, new chemical compounds, pharmaceutical compositions and dosing of the compounds and compositions and improvements in each of these. Virium NY also relies on trade secret information, technical know-how, innovation and agreements with third parties to continuously expand and protect its competitive position. Virium NY licenses the rights to a number of patents and patent applications related to its product candidates, but it cannot be certain that issued patents will be enforceable or provide adequate protection or that the pending patent applications will issue as patents.

The patent positions of biotechnology and pharmaceutical companies are highly uncertain and involve complex legal and factual questions. Therefore, Virium NY cannot predict with certainty the breadth of claims allowed in biotechnology and pharmaceutical patents, or their enforceability.  Third parties or competitors may challenge or circumvent Virium NY’s patents or patent applications, if issued. If Virium NY’s competitors prepare and file patent applications in the United States that claim technology also claimed by Virium NY, it may have to participate in interference proceedings declared by the United States Patent and Trademark Office to determine priority of invention, which could result in substantial cost, even if the eventual outcome is favorable to Virium NY. Because of the extensive time required for development, testing and regulatory review of a potential product, it is possible that before Virium NY commercializes any of its product candidates, any related patent may expire or remain in existence for only a short period following commercialization, thus reducing any advantage of the patent.

If patents are issued to others containing preclusive or conflicting claims and these claims are ultimately determined to be valid, Virium NY may be required to obtain licenses to these patents or to develop or obtain alternative technology. Virium NY’s breach of an existing license or failure to obtain a license to technology required to commercialize its products may seriously harm its business. Virium NY also may need to commence litigation to enforce any patents issued to it or to determine the scope and validity of third-party proprietary rights. Litigation would create substantial costs. An adverse outcome in litigation could subject Virium NY to significant liabilities to third parties and require it to seek licenses of the disputed rights from third parties or to cease using the technology if such licenses are unavailable.

VP101 and VP1301

Virium NY’s VP101 and VP1301 program technology rights are based on its license from the NIH to certain amino acid derivative compounds, such as PB, having potential therapeutic use as anti-cancer agents and the treatment of other diseases.  PB has been used for many years for the treatment of a rare neo-natal disease, hyperammonemia (a nitrogen storage disease).  As this compound has been known for more than 25 years, PB itself is therefore not patentable.  The NIH patent portfolio that supports VP101 and VP1301 covers broadly the method of use for PB and related compounds.  The patents associated with Virium NY’s NIH license agreement cover various forms of delivery (e.g., oral, intravenous) as well as many possible diseases, including numerous cancer indications, inflammatory diseases, infection, and diseases of the central nervous system; however, these patents do not cover the use of PB for the treatment of hyperammonemia.  The VP101 program is focused on the development of oral and intravenous PB for the treatment of brain cancer, and other cancer indications.  The VP1301 program is focused on the use of PB as a compound to treat cutaneous radiation syndrome, which is a moderate to severe dermatological pathology that occurs in patients treated with radiation for cancer and other diseases.

VP701

Virium NY’s VP701 program is based on technology rights under a license agreement with the SRI covering the compound T-araC.  This compound is considered a cytotoxic anti-cancer agent in the chemical class known as nucleoside analogues.  T-araC has shown in vitro and in vivo activity for non-small cell lung and pancreatic carcinomas, chronic lymphocytic leukemia, acute myelogenous leukemia, and various lymphomas.  This compound has been tested in two Phase I clinical trials on terminally ill patients with various types of cancers.  The compound was discovered in 1971, and therefore T-araC itself cannot be patented.  Two SRI patents covering the technology have been issued; one covers the use of the drug to treat solid tumors, and the other covers the method of synthesis for the compound.  There are a number of pending patents to cover the drug for use of the compound to treat leukemias and lymphomas, as well as treatment of non-cancer diseases such as autoimmune diseases.

VP601

Virium NY’s VP601 program involves certain anti-cancer agents known as tubulin binding agents that have been licensed from the University of Medicine and Dentistry of New Jersey (“UMDNJ”).  This program involves a novel small-molecule compound that has initially exhibited strong broad-spectrum in vitro tubulin polymerization inhibitory activity and cytotoxicity against numerous cancer cell lines tested thus far, including cervical, ovarian, breast, prostate, leukemia, and colon tumors and several multi-drug resistant tumors.  There are no issued patents that are covered by this license; a number of pending patents are intended to cover the composition of matter (the compound itself, and related compounds), the method of use, and the synthesis.

Other Intellectual Property Rights

Virium NY also depends upon trade secrets, know-how and continuing technological advances to develop and maintain its competitive position. To maintain the confidentiality of trade secrets and proprietary information, Virium NY requires its employees, scientific advisors, consultants and collaborators, upon commencement of a relationship, to execute confidentiality agreements and, in the case of parties other than its research and development collaborators, to agree to assign their inventions to it. These agreements are designed to protect Virium NY’s proprietary information and to grant it ownership of technologies that are developed in connection with their relationship with Virium NY. These agreements may not, however, provide protection for Virium NY’s trade secrets in the event of unauthorized disclosure of such information.

In addition to patent protection, Virium NY may utilize orphan drug regulations to provide market exclusivity for certain of its product candidates. The orphan drug regulations of the FDA provide incentives to pharmaceutical and biotechnology companies to develop and manufacture drugs for the treatment of rare diseases, currently defined as diseases that exist in fewer than 200,000 individuals in the United States, or, diseases that affect more than 200,000 individuals in the United States but that the sponsor does not realistically anticipate will generate a net profit. Under these provisions, a manufacturer of a designated orphan drug can seek tax benefits, and the holder of the first FDA approval of a designated orphan product will be granted a seven-year period of marketing exclusivity for such FDA-approved orphan product. Virium NY believes that certain of the indications for its product candidates will be eligible for orphan drug designation; however, it cannot assure you that its drugs will obtain such orphan drug designation or will be the first to reach the market and provide Virium NY with such market exclusivity protection.

Government Regulation and Product Approval

The FDA and comparable regulatory agencies in state and local jurisdictions and in foreign countries impose substantial requirements upon the testing (preclinical and clinical), manufacturing, labeling, storage, recordkeeping, advertising, promotion, import, export, marketing and distribution, among other things, of drugs and drug product candidates. If Virium NY does not comply with applicable requirements, it may be fined, the government may refuse to approve its marketing applications or allow it to manufacture or market its products, and Virium NY may be criminally prosecuted.  Virium NY and its manufacturers may also be subject to regulations under other United States federal, state, and local laws.

United States Government Regulation

 In the United States, the FDA regulates drugs under the Federal Food, Drug and Cosmetic Act (“FDCA”) and implementing regulations. The process required by the FDA before Virium NY’s product candidates may be marketed in the United States generally involves the following (although the FDA is given wide discretion to impose different or more stringent requirements on a case-by-case basis):

•
completion of extensive preclinical laboratory tests, preclinical animal studies and formulation studies, all performed in accordance with the FDA’s good laboratory practice regulations and other regulations;

•	submission to the FDA of an IND application which must become effective before clinical trials may begin;

•	performance of multiple adequate and well-controlled clinical trials meeting FDA requirements to establish the safety and efficacy of the product candidate for each proposed indication;

•	submission of an NDA to the FDA;

•
satisfactory completion of an FDA pre-approval inspection of the manufacturing facilities at which the product candidate is produced, and potentially other involved facilities as well, to assess compliance with current good manufacturing practice (“cGMP”), regulations and other applicable regulations; and

•	the FDA review and approval of the NDA prior to any commercial marketing, sale or shipment of the drug.

The testing and approval process requires substantial time, effort and financial resources, and Virium NY cannot be certain that any approvals for its product candidates will be granted on a timely basis, if at all.

Preclinical tests may include laboratory evaluation of product chemistry, formulation and stability, as well as studies to evaluate toxicity and other effects in animals. The results of preclinical tests, together with manufacturing information and analytical data, among other information, are submitted to the FDA as part of an IND application. Subject to certain exceptions, an IND becomes effective 30 days after receipt by the FDA, unless the FDA, within the 30-day time period, issues a clinical hold to delay a proposed clinical investigation due to concerns or questions about the conduct of the clinical trial, including concerns that human research subjects will be exposed to unreasonable health risks. In such a case, the IND sponsor and the FDA must resolve any outstanding concerns before the clinical trial can begin. Virium NY’s submission of an IND, or those of its collaboration partners, may not result in the FDA authorization to commence a clinical trial. A separate submission to an existing IND must also be made for each successive clinical trial conducted during product development. The FDA must also approve changes to an existing IND. Further, an independent institutional review board (“IRB”), for each medical center proposing to conduct the clinical trial must review and approve the plan for any clinical trial before it commences at that center and it must monitor the study until completed. The FDA, the IRB or the sponsor may suspend a clinical trial at any time on various grounds, including a finding that the subjects or patients are being exposed to an unacceptable health risk. Clinical testing also must satisfy extensive Good Clinical Practice guidelines set forth by the FDA.

Clinical Trials

For purposes of NDA submission and approval, clinical trials are typically conducted in the following three sequential phases, which may overlap (although additional or different trials may be required by the FDA as well):

•
Phase I clinical trials are initially conducted in a limited population to test the drug candidate for safety, dose tolerance, absorption, metabolism, distribution and excretion in healthy humans or, on occasion, in patients, such as cancer patients. In some cases, particularly in cancer trials, a sponsor may decide to conduct what is referred to as a “Phase Ib” evaluation, which is a second safety-focused Phase I clinical trial typically designed to evaluate the impact of the drug candidate in combination with currently FDA-approved drugs.  In other cases, a Phase I/II study can be conducted to collect some limited data regarding the efficacy of the product as well.

•
Phase II clinical trials are generally conducted in a limited patient population to identify possible adverse effects and safety risks, to determine the efficacy of the drug candidate for specific targeted indications and to determine dose tolerance and optimal dosage. Multiple Phase II clinical trials may be conducted by the sponsor to obtain information prior to beginning larger and more expensive Phase III clinical trials. In some cases, a sponsor may decide to conduct what is referred to as a “Phase IIb” evaluation, which is a second, confirmatory Phase II clinical trial that could, if positive and accepted by the FDA, serve as a pivotal clinical trial in the approval of a drug candidate.

•
Phase III clinical trials are commonly referred to as pivotal trials. When Phase II clinical trials demonstrate that a dose range of the drug candidate is effective and has an acceptable safety profile, Phase III clinical trials are undertaken in large patient populations to further evaluate dosage, to provide substantial evidence of clinical efficacy and to further test for safety in an expanded and diverse patient population at multiple, geographically dispersed clinical trial sites.

In some cases, the FDA may condition continued approval of an NDA on the sponsor’s agreement to conduct additional clinical trials with due diligence. In other cases, the sponsor and the FDA may agree that additional safety and/or efficacy data should be provided; however, continued approval of the NDA may not always depend on timely submission of such information. Such post-approval studies are typically referred to as Phase IV studies.

New Drug Application

The results of drug candidate development, preclinical testing and clinical trials, together with, among other things, detailed information on the manufacture and composition of the product and proposed labeling, and the payment of a user fee, are submitted to the FDA as part of an NDA. The FDA reviews all NDAs submitted before it accepts them for filing and may request additional information rather than accepting an NDA for filing. Once an NDA is accepted for filing, the FDA begins an in-depth review of the application.

During its review of an NDA, the FDA may refer the application to an advisory committee for review, evaluation and recommendation as to whether the application should be approved. The FDA may refuse to approve an NDA and issue a not approvable letter if the applicable regulatory criteria are not satisfied, or it may require additional clinical or other data, including one or more additional pivotal Phase III clinical trials. Even if such data are submitted, the FDA may ultimately decide that the NDA does not satisfy the criteria for approval. Data from clinical trials are not always conclusive and the FDA may interpret data differently than Virium NY or its collaboration partners interpret data. If the FDA’s evaluations of the NDA and the clinical and manufacturing procedures and facilities are favorable, the FDA may issue either an approval letter or an approvable letter, which contains the conditions that must be met in order to secure final approval of the NDA. If and when those conditions have been met to the FDA’s satisfaction, the FDA will issue an approval letter, authorizing commercial marketing of the drug for certain indications. The FDA may withdraw drug approval if ongoing regulatory requirements are not met or if safety problems occur after the drug reaches the market. In addition, the FDA may require testing, including Phase IV clinical trials, and surveillance programs to monitor the effect of approved products that have been commercialized, and the FDA has the power to prevent or limit further marketing of a drug based on the results of these post-marketing programs. Drugs may be marketed only for the FDA-approved indications and in accordance with the FDA-approved label. Further, if there are any modifications to the drug, including changes in indications, other labeling changes, or manufacturing processes or facilities, Virium NY may be required to submit and obtain FDA approval of a new NDA or NDA supplement, which may require Virium NY to develop additional data or conduct additional preclinical studies and clinical trials.

Section 505(b)(2) New Drug Applications

As an alternate path to FDA approval of, for example, new indications or improved formulations of previously-approved products, under certain circumstances a company may submit a Section 505(b)(2) NDA, instead of a “stand-alone” or “full” 505(b)(1) NDA. Section 505(b)(2) of the FDCA was enacted as part of the Drug Price Competition and Patent Term Restoration Act of 1984, otherwise known as the Hatch-Waxman Act. Section 505(b)(2) permits the submission of an NDA where at least some of the information required for approval comes from studies not conducted by or for the applicant and for which the applicant has not obtained a right of reference. For example, the Hatch-Waxman Act permits an applicant to rely upon the FDA’s findings of safety and effectiveness for an approved product. The FDA may also require companies to perform one or more additional studies or measurements to support the change from the approved product. The FDA may then approve the new formulation for all or some of the label indications for which the referenced product has been approved, or a new indication sought by the Section 505(b)(2) applicant.

To the extent that the Section 505(b)(2) applicant is relying on the FDA’s findings for an already-approved product, the applicant is required to certify to the FDA concerning any patents listed for the approved product in the FDA’s Orange Book publication. Specifically, the applicant must certify that: (1) the required patent information has not been filed (paragraph I certification); (2) the listed patent has expired (paragraph II certification); (3) the listed patent has not expired, but will expire on a particular date and approval is sought after patent expiration (paragraph III certification); or (4) the listed patent is invalid or will not be infringed by the manufacture, use or sale of the new product (paragraph IV certification). If the applicant does not challenge the listed patents, the Section 505(b)(2) application will not be approved until all the listed patents claiming the referenced product have expired, and once any pediatric exclusivity expires. The Section 505(b)(2) application may also not be approved until any non-patent exclusivity, such as exclusivity for obtaining approval of a new chemical entity, listed in the Orange Book for the referenced product has expired.

If the applicant has provided a paragraph IV certification to the FDA, the applicant must also send notice of the paragraph IV certification to the NDA holder and patent owner once the NDA has been accepted for filing by the FDA. The NDA holder and patent owner may then initiate a legal challenge to the paragraph IV certification. The filing of a patent infringement lawsuit within 45 days of their receipt of a paragraph IV certification automatically prevents the FDA from approving the Section 505(b)(2) NDA until the earliest of 30 months, expiration of the patent, settlement of the lawsuit or a decision in an infringement case that is favorable to the Section 505(b)(2) applicant. Thus, a Section 505(b)(2) applicant may invest a significant amount of time and expense in the development of its products only to be subject to significant delay and patent litigation before its products may be commercialized. Alternatively, if the NDA holder or patent owner does not file a patent infringement lawsuit within the required 45-day period, the applicant’s NDA will not be subject to the 30-month stay.

Notwithstanding the approval of many products by the FDA pursuant to Section 505(b)(2), over the last few years, certain brand-name pharmaceutical companies and others have objected to the FDA’s interpretation of Section 505(b)(2). If the FDA changes its interpretation of Section 505(b)(2), this could delay or even prevent the FDA from approving any Section 505(b)(2) NDA that Virium NY submits.

The Hatch-Waxman Act

           Under the Hatch-Waxman Act, newly-approved drugs and new conditions of use may benefit from a statutory period of non-patent marketing exclusivity. The Hatch-Waxman Act provides five-year marketing exclusivity to the first applicant to gain approval of an NDA for a new chemical entity, meaning that the FDA has not previously approved any other new drug containing the same active entity. The Hatch-Waxman Act prohibits the submission of an abbreviated NDA (“ANDA”), or a Section 505(b)(2) NDA for another version of such drug during the five-year exclusive period; however, submission of a Section 505(b)(2) NDA or an ANDA for a generic version of a previously-approved drug containing a paragraph IV certification is permitted after four years, which may trigger a 30-month stay of approval of the ANDA or Section 505(b)(2) NDA. Protection under the Hatch-Waxman Act does not prevent the submission or approval of another “full” 505(b)(1) NDA; however, the applicant would be required to conduct its own preclinical and adequate and well-controlled clinical trials to demonstrate safety and effectiveness. The Hatch-Waxman Act also provides three years of marketing exclusivity for the approval of new and supplemental NDAs, including Section 505(b)(2) NDAs, for, among other things, new indications, dosages, or strengths of an existing drug, if new clinical investigations that were conducted or sponsored by the applicant are essential to the approval of the application. Some of Virium NY’s product candidates may qualify for Hatch-Waxman non-patent marketing exclusivity.

In addition to non-patent marketing exclusivity, the Hatch-Waxman Act amended the FDCA to require each NDA sponsor to submit with its application information on any patent that claims the drug for which the applicant submitted the NDA or that claims a method of using such drug and with respect to which a claim of patent infringement could reasonably be asserted if a person not licensed by the owner engaged in the manufacture, use, or sale of the drug. Generic applicants that wish to rely on the approval of a drug listed in the Orange Book must certify to each listed patent, as discussed above. Virium NY intends to submit for Orange Book listing all relevant patents for its product candidates.

Finally, the Hatch-Waxman Act amended the patent laws so that certain patents related to products regulated by the FDA are eligible for a patent term extension if patent life was lost during a period when the product was undergoing regulatory review, and if certain criteria are met. Virium NY intends to seek patent term extensions, provided its patents and products, if they are approved, meet applicable eligibility requirements.

Pediatric Studies and Exclusivity

The FDCA provides an additional six months of non-patent marketing exclusivity and patent protection for any such protections listed in the Orange Book for new or marketed drugs if a sponsor conducts specific pediatric studies at the written request of the FDA. The Pediatric Research Equity Act of 2003 (“PREA”), authorizes the FDA to require pediatric studies for drugs to ensure the drugs’ safety and efficacy in children. PREA requires that certain new NDAs or NDA supplements contain data assessing the safety and effectiveness for the claimed indication in all relevant pediatric subpopulations. Dosing and administration must be supported for each pediatric subpopulation for which the drug is safe and effective. The FDA may also require this data for approved drugs that are used in pediatric patients for the labeled indication, or where there may be therapeutic benefits over existing products. The FDA may grant deferrals for submission of data, or full or partial waivers from PREA. PREA pediatric assessments may qualify for pediatric exclusivity. Unless otherwise required by regulation, PREA does not apply to any drug for an indication with orphan designation. Virium NY may also seek pediatric exclusivity for conducting any required pediatric assessments.

Orphan Drug Designation and Exclusivity

The FDA may grant orphan drug designation to drugs intended to treat a rare disease or condition, which generally is a disease or condition that affects fewer than 200,000 individuals in the United States. Orphan drug designation must be requested before submitting an NDA. If the FDA grants orphan drug designation, which it may not, the identity of the therapeutic agent and its potential orphan use are publicly disclosed by the FDA. Orphan drug designation does not convey an advantage in, or shorten the duration of, the review and approval process. If a product which has an orphan drug designation subsequently receives the first FDA approval for the indication for which it has such designation, the product is entitled to seven years of orphan drug exclusivity, meaning that the FDA may not approve any other applications to market the same drug for the same indication for a period of seven years, except in limited circumstances, such as a showing of clinical superiority to the product with orphan exclusivity (superior efficacy, safety, or a major contribution to patient care). Orphan drug designation does not prevent competitors from developing or marketing different drugs for that indication.

Under European Union medicines laws, the criteria for designating a product as an “orphan medicine” are similar but somewhat different from those in the United States. A drug is designated as an orphan drug if the sponsor can establish that the drug is intended for a life-threatening or chronically debilitating condition affecting no more than five in 10,000 persons in the European Union or that is unlikely to be profitable, and if there is no approved satisfactory treatment or if the drug would be a significant benefit to those persons with the condition. Orphan medicines are entitled to ten years of marketing exclusivity, except under certain limited circumstances comparable to United States law. During this period of marketing exclusivity, no “similar” product, whether or not supported by full safety and efficacy data, will be approved unless a second applicant can establish that its product is safer, more effective or otherwise clinically superior. This period may be reduced to six years if the conditions that originally justified orphan designation change or the sponsor makes excessive profits.

Fast Track Designation

The FDA’s fast track program is intended to facilitate the development and to expedite the review of drugs that are intended for the treatment of a serious or life-threatening condition and that demonstrate the potential to address unmet medical needs. Under the fast track program, applicants may seek traditional approval for a product based on data demonstrating an effect on a clinically meaningful endpoint, or approval based on a well-established surrogate endpoint. The sponsor of a new drug candidate may request the FDA to designate the drug candidate for a specific indication as a fast track drug at the time of original submission of its IND, or at any time thereafter prior to receiving marketing approval of a marketing application. The FDA will determine if the drug candidate qualifies for fast track designation within 60 days of receipt of the sponsor’s request.

If the FDA grants fast track designation, it may initiate review of sections of an NDA before the application is complete. This so-called “rolling review” is available if the applicant provides and the FDA approves a schedule for the submission of the remaining information and the applicant has paid applicable user fees. The FDA’s Prescription Drug User Fee Act review clock for both a standard and priority NDA for a fast track product does not begin until the complete application is submitted. Additionally, fast track designation may be withdrawn by the FDA if it believes that the designation is no longer supported by emerging data, or if the designated drug development program is no longer being pursued.

In some cases, a fast track designated drug candidate may also qualify for one or more of the following programs:

•
Priority Review. As explained above, a drug candidate may be eligible for a six-month priority review. The FDA assigns priority review status to an application if the drug candidate provides a significant improvement compared to marketed drugs in the treatment, diagnosis or prevention of a disease. A fast track drug would ordinarily meet the FDA’s criteria for priority review, but may also be assigned a standard review. Virium NY does not know whether any of its drug candidates will be assigned priority review status or, if priority review status is assigned, whether that review or approval will be faster than conventional FDA procedures, or that the FDA will ultimately approve the drug.

•
Accelerated Approval.  Under the FDA’s accelerated approval regulations, the FDA is authorized to approve drug candidates that have been studied for their safety and efficacy in treating serious or life-threatening illnesses and that provide meaningful therapeutic benefit to patients over existing treatments based upon either a surrogate endpoint that is reasonably likely to predict clinical benefit or on the basis of an effect on a clinical endpoint other than patient survival or irreversible morbidity. In clinical trials, surrogate endpoints are alternative measurements of the symptoms of a disease or condition that are substituted for measurements of observable clinical symptoms. A drug candidate approved on this basis is subject to rigorous post-marketing compliance requirements, including the completion of Phase IV or post-approval clinical trials to validate the surrogate endpoint or confirm the effect on the clinical endpoint. Failure to conduct required post-approval studies with due diligence, or to validate a surrogate endpoint or confirm a clinical benefit during post-marketing studies, may cause the FDA to seek to withdraw the drug from the market on an expedited basis. All promotional materials for drug candidates approved under accelerated regulations are subject to prior review by the FDA.

When appropriate, Virium NY and its collaboration partners intend to seek fast track designation, accelerated approval or priority review for their product candidates. Virium NY cannot predict whether any of its product candidates will obtain fast track, accelerated approval, or priority review designation, or the ultimate impact, if any, of these expedited review mechanisms on the timing or likelihood of the FDA approval of any of its product candidates.

Satisfaction of the FDA regulations and approval requirements or similar requirements of foreign regulatory agencies typically takes several years, and the actual time required may vary substantially based upon the type, complexity and novelty of the product or disease. Typically, if a drug candidate is intended to treat a chronic disease, as is the case with some of the product candidates Virium NY is developing, safety and efficacy data must be gathered over an extended period of time. Government regulation may delay or prevent marketing of drug candidates for a considerable period of time and impose costly procedures upon Virium NY’s activities. The FDA or any other regulatory agency may not grant approvals for changes in dosage form or new indications for Virium NY product candidates on a timely basis, or at all. Even if a drug candidate receives regulatory approval, the approval may be significantly limited to specific disease states, patient populations and dosages. Further, even after regulatory approval is obtained, later discovery of previously unknown problems with a drug may result in restrictions on the drug or even complete withdrawal of the drug from the market. Delays in obtaining, or failures to obtain, regulatory approvals for any of Virium NY’s product candidates would harm its business. In addition, Virium NY cannot predict what adverse governmental regulations may arise from future United States or foreign governmental action.

Special Protocol Assessment

The FDCA directs the FDA to meet with sponsors, pursuant to a sponsor’s written request, for the purpose of reaching agreement on the design and size of clinical trials intended to form the primary basis of an efficacy claim in an NDA. If an agreement is reached, the FDA will reduce the agreement to writing and make it part of the administrative record. This agreement is called a special protocol assessment (“SPA”). While the FDA’s guidance on SPAs states that documented SPAs should be considered binding on the review division, the FDA has the latitude to change its assessment if certain exceptions apply. Exceptions include identification of a substantial scientific issue essential to safety or efficacy testing that later comes to light, a sponsor’s failure to follow the protocol agreed upon, or the FDA’s reliance on data, assumptions or information that are determined to be wrong.

Other Regulatory Requirements

Any drugs manufactured or distributed by Virium NY or its collaboration partners pursuant to future FDA approvals are subject to continuing regulation by the FDA, including recordkeeping requirements and reporting of adverse experiences associated with the drug. Drug manufacturers and their subcontractors are required to register with the FDA and certain state agencies, and are subject to periodic unannounced inspections by the FDA and certain state agencies for compliance with ongoing regulatory requirements, including cGMP, which impose certain procedural and documentation requirements upon Virium NY and its third-party manufacturers. Failure to comply with the statutory and regulatory requirements can subject a manufacturer to possible legal or regulatory action, such as warning letters, suspension of manufacturing, sales or use, seizure of product, injunctive action or possible civil penalties. Virium NY cannot be certain that it or its present or future third-party manufacturers or suppliers will be able to comply with the cGMP regulations and other ongoing FDA regulatory requirements. If Virium NY’s present or future third-party manufacturers or suppliers are not able to comply with these requirements, the FDA may halt its clinical trials, require it to recall a drug from distribution, or withdraw approval of the NDA for that drug.

The FDA closely regulates the post-approval marketing and promotion of drugs, including standards and regulations for direct-to-consumer advertising, off-label promotion, industry-sponsored scientific and educational activities and promotional activities involving the Internet. A company can make only those claims relating to safety and efficacy that are approved by the FDA. Failure to comply with these requirements can result in adverse publicity, warning and/or untitled letters, corrective advertising and potential civil and criminal penalties.

Foreign Regulation

In addition to regulations in the United States, Virium NY will be subject to a variety of foreign regulations governing clinical trials and commercial sales and distribution of its future products. Whether or not Virium NY obtains FDA approval for a product, it must obtain approval of a product by the comparable regulatory authorities of foreign countries before it can commence clinical trials or marketing of the product in those countries. The approval process varies from country to country, and the time may be longer or shorter than that required for FDA approval. The requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement vary greatly from country to country.

Under European Union regulatory systems, marketing authorizations may be submitted either under a centralized or mutual recognition procedure. The centralized procedure provides for the grant of a single marking authorization that is valid for all European Union member states. The mutual recognition procedure provides for mutual recognition of national approval decisions. Under this procedure, the holder of a national marking authorization may submit an application to the remaining member states. Within 90 days of receiving the applications and assessment report, each member state must decide whether to recognize approval.

In addition to regulations in Europe and the United States, Virium NY may be subject to a variety of foreign regulations governing clinical trials and commercial distribution of Virium NY future products.

Reimbursement

In many of the markets where Virium NY intends to commercialize a product following regulatory approval, the prices of pharmaceutical products are subject to direct price controls by law and to drug reimbursement programs with varying price control mechanisms.

In the United States, there has been an increased focus on drug pricing in recent years. Although there are currently no direct government price controls over private sector purchases in the United States, federal legislation requires pharmaceutical manufacturers to pay prescribed rebates on certain drugs to enable them to be eligible for reimbursement under certain public health care programs such as Medicaid. Various states have adopted further mechanisms under Medicaid and otherwise that seek to control drug prices, including by disfavoring certain higher priced drugs and by seeking supplemental rebates from manufacturers. Managed care has also become a potent force in the market place that increases downward pressure on the prices of pharmaceutical products. Federal legislation, enacted in December 2003, has altered the way in which physician-administered drugs covered by Medicare are reimbursed. Under the new reimbursement methodology, physicians are reimbursed based on a product’s “average sales price” (the “ASP”). This new reimbursement methodology has generally led to lower reimbursement levels. The new federal legislation also has added an outpatient prescription drug benefit to Medicare, effective January 2006. In the interim, Congress has established a discount drug card program for Medicare beneficiaries. Both benefits will be provided primarily through private entities, which will attempt to negotiate price concessions from pharmaceutical manufacturers.

Public and private health care payors control costs and influence drug pricing through a variety of mechanisms, including through negotiating discounts with the manufacturers and through the use of tiered formularies and other mechanisms that provide preferential access to certain drugs over others within a therapeutic class. Payors also set other criteria to govern the uses of a drug that will be deemed medically appropriate and therefore reimbursed or otherwise covered. In particular, many public and private health care payors limit reimbursement and coverage to the uses of a drug that are either approved by the FDA or that are supported by other appropriate evidence (for example, published medical literature) and appear in a recognized drug compendium. Drug compendia are publications that summarize the available medical evidence for particular drug products and identify which uses of a drug are supported or not supported by the available evidence, whether or not such uses have been approved by the FDA. For example, in the case of Medicare coverage for physician-administered oncology drugs, the Omnibus Budget Reconciliation Act of 1993, with certain exceptions, prohibits Medicare carriers from refusing to cover unapproved uses of an FDA-approved drug if the unapproved use is supported by one or more citations in the American Hospital Formulary Service Drug Information, the American Medical Association Drug Evaluations, or the United States Pharmacopoeia Drug Information. Another commonly cited compendium, for example under Medicaid, is the DRUGDEX Information System.

Different pricing and reimbursement schemes exist in other countries. For example, in the European Union, governments influence the price of pharmaceutical products through their pricing and reimbursement rules and control of national health care systems that fund a large part of the cost of such products to consumers. The approach taken varies from member state to member state. Some jurisdictions operate positive and/or negative list systems under which products may only be marketed once a reimbursement price has been agreed. Other member states allow companies to fix their own prices for medicines, but monitor and control company profits. The downward pressure on health care costs in general, particularly prescription drugs, has become very intense. As a result, increasingly high barriers are being erected to the entry of new products, as exemplified by the National Institute for Clinical Excellence in the UK, which evaluates the data supporting new medicines and passes reimbursement recommendations to the government. In addition, in some countries cross-border imports from low-priced markets (parallel imports) exert a commercial pressure on pricing within a country.

Competition

The pharmaceutical industry is intensely competitive. Many companies, including other pharmaceutical companies and biotechnology companies, are actively engaged in activities similar to Virium NY’s, including research and development of products for the treatment of cancer. More specifically, competitors for the development of new therapeutic products to treat cancer also focus on small molecule cancer therapeutics, including small molecule discovery and development. A 2005 survey by the Pharmaceutical Research and Manufacturers of America listed nearly 400 new treatments for cancer that are currently being tested by researchers.

To Virium NY’s knowledge, other companies that are involved in the development of small molecule therapeutics directly related to Virium NY’s efforts include Aventis, Antisoma, Angiogene, CuraGene, MethylGene, Pharmion, Novartis, Roche, Pfizer and Merck.

In addition, a number of other companies are involved in the development of chemotherapeutic products directly related to Virium NY’s efforts including Bristol-Myers Squibb,  GlaxoSmithKline, Eli Lilly, and Wyeth.

Virium NY expects to encounter significant competition for the pharmaceutical products it is developing and plans to develop in the future. Many of Virium NY’s competitors have substantially greater financial and other resources, larger research and development capabilities and more extensive marketing and manufacturing organizations than it does.

In addition, some such companies have considerable experience in pre-clinical testing, clinical trials and other regulatory approval procedures. There are also academic institutions, governmental agencies and other research organizations which are conducting research in areas in which Virium NY is working and they may also market commercial products, either on their own or through collaborative efforts. If any of these competitors were to complete clinical trials, obtain required regulatory approvals and commence commercial sales of their products before Virium NY does they may achieve a significant competitive advantage.

Employees

To date, Virium NY does not have any full time employees.  Virium NY currently has five individuals under consulting agreements, which manage its day-to-day business and development activities.  Virium NY expects to enter into employment agreements with several of these consultants in connection with the consummation of the Virium Merger.

Virium NY Public Trading Market

There is no established public trading market for the Virium NY Common Stock.

SELECTED FINANCIAL INFORMATION OF VIRIUM NY

The following selected financial data should be read in conjunction with “Virium NY’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth below and the Virium NY audited financial statements and related notes attached as an exhibit to this proxy statement.

				Period from
				July 15, 1997
	Nine months Ended	Year ended December 31,		(date of inception)
Statement of operations data:	September 30, 2007 (unaudited)	2006	2005	to September 30, 2007

Total revenues	$3,978	$5,304	$4,641	$13,923
Research and development expense (1)	280,340	714,449	939,439	1,934,228
Total operating expenses	990,974	1,028,450	1,352,740	3,422,164
Net loss from operations	(986,996)	(1,023,146)	(1,348,099)	(3,408,241)
Net loss	(1,201,905)	(1,294,464)	(1,537,638)	(4,084,007)
Net loss per share – Basic and diluted	$(0.06)	$(0.10)	$(0.13)

	At September 30,	At December 31,
Balance sheet data:	2007 (unaudited)	2006	2005

Cash	$27,684	$59,992	$65,026
Total assets	62,911	75,992	246,026
Convertible notes	1,774,500	1,327,000	577,000
Total liabilities	3,478,516	2,421,582	1,403,654
Total stockholders’ deficiency	(3,415,605)	(2,345,590)	(1,157,628)
________________

(1)
Research and development expense includes charges associated with acquired in-process research and development of $205,640, $276,478 and $610,167 for the nine months ended September 30, 2007 and the years ended December 31, 2006 and 2005, respectively.

VIRIUM NY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the Financial Statements and Notes thereto and is qualified in its entirety by reference thereto.

This discussion contains statements of a forward-looking nature within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events or the future financial performance of Virium NY. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, investors should specifically consider the various factors identified in this proxy statement which could cause actual results to differ materially from those indicated or implied by such forward-looking statements.

Overview

Virium NY is a development-stage biopharmaceutical company engaged in the development of innovative products to advance cancer care. Virium NY seeks to license novel, late preclinical and early clinical oncology product candidates, primarily from academia and research institutions.  Virium NY uses its expertise to manage and perform what it believes are the most critical aspects of the product development process which includes the design and conduct of clinical trials and the development and execution of strategies for the protection and maintenance of intellectual property. Virium NY concentrates on product development and engage in a very limited way in product discovery, thereby avoiding the significant investment of time and financial resources that is generally required before a compound is identified and brought into clinical trials.

Virium NY currently has four development programs in various stages of development:

VP101– VP101 is an amino acid derivative commonly known as phenylbutyrate (“PB”).  Through sponsorships with the National Cancer Institute (“NCI”), Virium NY has been investigating the potential uses of VP101 in the treatment of various cancer types, including leukemia, colorectal cancer, prostate cancer, and brain cancer with several Phase I and Phase I/II studies.   Virium NY will review the next stage of clinical trials for VP101 to initiate when and if sufficient funding becomes available.

VP701– VP701 is an nucleoside analogue compound know as T-araC and SR9025. This compound is within a certain class of anti-cancer drugs generally characterized as cytotoxic agents.  In pre-clinical studies, SR9025 has shown activity against leukemia, colon, lung, prostate, pancreatic, renal, and breast cancers. There have been two Phase I studies performed prior to our licensing of the compound.  Virium NY’s plans are to focus the initial development and clinical programs for SR9025 on a cancer of the bile ducts known as Cholangiocarcinoma.  Virium NY expects to begin a Phase II study after completing some additional pre-clinical activities by the end of 2008, as long as sufficient funding is available.

VP1301– Virium NY has begun pre-clinical development of PB for use in the treatment of cutaneous radiation syndrome, or CRS.  Following completion of preclinical development activities, Virium NY expects to file an IND application, and initiate a Phase 1 clinical trial in the second half of 2008, as long as sufficient funding is available.

VP601– In November, Virium NY we licensed from the University of Medicine and Denistry of New Jersey certain anti-cancer agents known as tubulin binding agents.  Virium NY expects to continue to perform pre-clinical development activities through 2008 in order to obtain further toxicity and other pre-clinical data on the agents prior to developing a clinical trial program.

The successful development of product candidates under these development programs is highly uncertain. Product development costs and timelines can vary significantly for each program and are difficult to accurately predict. Various laws and regulations also govern or influence the manufacturing, safety, labeling, storage, record keeping and marketing of each product. The lengthy process of seeking approvals to manufacture and market product candidates and the subsequent compliance with applicable statutes and regulations require the expenditure of substantial resources. Any failure by Virium NY to obtain, or any delay in obtaining, regulatory approvals could materially, adversely affect the business.  In addition, as Virium NY continues the development of its remaining development programs, its research and development expenses will further increase. To the extent Virium NY is successful in acquiring additional product candidates for its development pipeline, Virium NY’s need to finance further research and development will continue increasing. Accordingly, Virium NY’s success depends not only on the safety and efficacy of our product candidates, but also on its ability to finance the development of these product candidates.

Virium NY has not generated any significant revenues to date, and it does not expect to generate revenues from product sales for at least the next several years, if at all. Virium NY expects revenues for the next several years, if any, will consist of payments under collaborations and sublicense agreements, which could include upfront payments upon execution of new agreements, research funding and milestone payments under any such agreements.  To date, Virium NY has entered into one sublicense agreement under which it received a one-time license fee of $50,000 which it is recognizing over life of the patents associated with the agreement.

As discussed elsewhere in this proxy statement, Virium NY, the Company, Pharmaceuticals and Merger Sub have entered into the Virium Merger Agreement to effect the Virium Merger.  Under this proposed transaction Virium NY will be the surviving corporation. As a condition to the closing of the Virium Merger, Virium NY intends to raise additional capital which will be used to fund its development programs and general operations, although there can be no assurance that Virium NY will be able to raise such additional capital or that such additional capital will be adequate to fund its development programs and general operations.

Virium NY’s major sources of working capital to date have been proceeds from an initial loan pursuant to a convertible promissory note provided by its majority shareholder and two bridge loans pursuant to convertible promissory notes that were funded in connection with the Virium Merger Agreement.   Since Virium NY began operations in November 2004, these notes have provided Virium NY with $2,267,000 of funding.  As of September 30, 2007, Virium NY had $28,000 of cash and current liabilities of $3,479,000.  Included in its current liabilities is $1,539,000 of principal and accrued interest due to its majority shareholder under the convertible promissory note.  Virium NY’s majority shareholder has agreed to contribute all amounts due under this note as additional paid in capital without conversion into additional equity contingent on the closing of the Virium  Merger.

Virium NY research and development expenses have consisted of costs associated with the licensing of in-process research and development, fees paid to development consultants, including its clinical program management and outside service providers for laboratory development, legal expenses resulting from intellectual property protection, and other expenses relating to the acquiring, design, development, testing, and enhancement of its development programs.  Virium NY expenses research and development costs as they are incurred.

Virium NY’s general and administrative expenses consist primarily of expenses for executive, finance and other administrative consultants, professional and advisory fees and other corporate expenses, including general office space and other administrative activities.

Critical Accounting Policies and Estimates

This discussion and analysis of Virium NY’s financial condition and results of operations is based on the  consolidated financial statements of Virium NY. Virium NY has identified the accounting policies believed to  require application of management’s most subjective judgments, often requiring the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Actual results may differ substantially from these estimates under different assumptions or conditions.  Virium NY’s significant accounting policies are described in more detail in the notes to consolidated financial statements included elsewhere in this proxy statement. Virium NY believes that the following accounting policies require the application of significant judgments and estimates.

Research and Development

Virium NY’s research and development costs are charged to operations as incurred. Research and development expenses include license fees charged to in-process research and development, fees paid to development consultants, including Virium NY’s clinical program management and outside service providers for laboratory development, legal expenses resulting from intellectual property protection, and other expenses relating to the acquiring, design, development, testing, and enhancement of its development programs.  Virium NY accrues for costs incurred as the services are being provided by monitoring the status of the services being provided and the invoices received from external service providers. As actual costs become known, Virium NY adjusts its accruals in the period when actual costs become known.

Revenue Recognition

Virium NY expects to generate revenue principally from collaborative research and development arrangements, technology licenses, and government grants and eventually through the sales of products.  Revenue is recognized when the four basic criteria of revenue recognition are met: (1) a contractual agreement exists; (2) transfer of technology has been completed or services have been rendered; (3) the fee is fixed or determinable; and (4) collectibility is reasonably assured.  Revenue arrangements with multiple components are divided into separate units of accounting if certain criteria are met, including whether the delivered component has stand-alone value to the customer, and whether there is objective and reliable evidence of the fair value of the undelivered items. Consideration received is allocated among the separate units of accounting based on their respective fair values, and the applicable revenue recognition criteria are then applied to each of the units. Where an item in a revenue arrangement with multiple deliverables does not constitute a separate unit of accounting and for which delivery has not occurred, Virium NY defers revenue until the delivery of the item is completed.

Upfront, non-refundable license fees and other fees received in connection with research and development collaboration are recorded as deferred revenue and recognized ratably over their relevant periods specified in the agreements, generally the research term or life of the relevant patents.   To date, Virium NY has one sublicense agreement under which it has received an up-front non-refundable fee of $50,000.  Virium NY has deferred the revenue recognition of the fee because the sublicense requires continuing obligations around the development activities.  Virium NY is recognizing the deferred revenue over the life of the agreement which is based on the life of the licensed patents.

 Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.

On an ongoing basis, Virium NY evaluates its estimates, including those related to accruals, valuation of equity warrants, and income taxes (including the valuation allowance for deferred taxes). Virium NY bases its estimates on historical experience and on various other assumptions believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may materially differ from these estimates under different assumptions or conditions. Material differences may occur in Virium NY’s results of operations for any period if different judgments were made or different estimates utilized.

Results of Operations

Fluctuations in Operating Results

Virium NY’s results of operations are likely to fluctuate from period to period. Virium NY anticipates that quarterly and annual results of operations will be impacted for the foreseeable future by several factors, including the timing and amount of payments received pursuant to its current and future collaborations, and the progress and timing of expenditures related to its discovery and development efforts. Due to these fluctuations, Virium NY believes that the period-to-period comparisons of its operating results are not a good indication of future performance.

Nine Months Ended September 30, 2007 Compared to the Nine Months Ended September 30, 2006

For the nine months ended September 30, 2007 Virium NY incurred a net loss of $1,202,000 compared to a net loss of $757,000 for the nine months ended September 30, 2006.  Operating spending increased by $424,000 to $991,000 for the nine months ended September 30, 2007 from $567,000 for the nine months ended September 30, 2006.   The increase in operating spending was due to an acquired in-process research and development charge associated with the in-licensing of new technology and professional fees.  Excluding the in-process research and development charge, development expenses were lower due to less development work as Virium NY reduced activities because of a lack of available funding.  Other expenses, which include interest expense and debt issuance amortization, increased to $215,000 for the nine months ended September 30, 2007 from $194,000 for the nine months ended September 30, 2006, as an increase in interest expense was offset by a decrease in the amortization of debt issuance costs associated with Virium NY’s convertible promissory notes.

Revenues for the nine months ended September 30, 2007 and 2006 was $4,000 in each period.  Virium NY is recognizing an up-front licensing fee we received in February, 2005 on a straight-line basis over the life of the related patents.

Research and development expenses for the nine months ended September 30, 2007 decreased to $280,000 compared to $355,000 for the nine months ended September 30, 2006 as the decrease in development program spending associated with the completion of two pre-clinical programs during 2006 and the receipt of reimbursement for certain patent prosecution costs which offset other development spending was partially offset by a $206,000 in-process research and development charge.  In 2006, spending under the VP101 program involved material production and testing of various formulations of material.  Virium NY’s VP601 program spending included the cost of an option to license the technology as well as support funding as Virium NY further evaluated the technology.  In November 2006, Virium NY exercised the option and entered into a license agreement for the VP601 technology.  Virium NY’s 2007 spending in addition to the in-process research hand development charge included consulting costs and patent maintenance costs required to maintain its current development programs.  Virium NY’s 2007 costs were offset by a credit for $83,600, as a reimbursement for past patent reimbursement costs previously expensed.   Virium NY expects to continue to minimize development spending for the remainder of 2007, and Virium NY does not plan to initiate any new pre-clinical or clinical development efforts on existing programs until a determination that sufficient funding is available to commit to these programs.  Virium NY expects to launch several new clinical and pre-clinical activities for existing development programs if it is able to obtain the necessary funding.  Virium NY also continues to review additional technologies for possible in-licensing.

General and administrative expenses for the nine months ended September 30, 2007 increased to $711,000 compared to $212,000 for the nine months ended September 30, 2006.  The increase was due to higher consulting services expenses, professional fees associated with the Virium Merger Agreement, and administrative costs associated with the Company’s initial financial audit.  Virium NY is expecting an increase in general and administrative costs from additional staff and external spending as a result of the proposed Virium Merger and subsequent public company reporting requirements.

Year Ended December 31, 2006 Compared to the Year Ended December 31, 2005

For the year ended December 31, 2006 Virium NY incurred a net loss of $1,294,000 compared to a net loss of $1,538,000 for the year ended December 31, 2005.  Virium NY’s operating spending decreased by $325,000 to $1,028,000 for the year ended December 31, 2006 from $1,353,000 for the year ended December 31, 2005.  The decline in operating costs was primarily attributable to lower charges associated with the in-licensing of new technologies which declined by $334,000. The decrease in operating spending was offset by increases in interest expense and the amortization of debt issuance costs, the total of which increased to $271,000 for the year ended December 31, 2006 from $190,000 for the year ended December 31, 2005.

Revenues for the years ended December 31, 2006 and 2005 was $5,000 in each period.  Virium NY is recognizing an up-front licensing fee received in February 2005 on a straight-line basis over the life of the related patents.

Research and development expenses for the year ended December 31, 2006 decreased to $714,000 from $939,000 for the year ended December 31, 2005 due to lower in-licensing of development programs.  In February 2005, Virium NY licensed the technology associated with its VP101 and VP1301 development programs for $610,000.  Virium NY’s 2006 licensing costs were $301,000 from an option payment and subsequent initial license fee for its VP601 development program.  Excluding the in-licensing of new development programs, other research and development spending increased to $413,000 for the year ended December 31, 2006 from $329,000 for the year ended December 31, 2005.  Increases in pre-clinical development spending on Virium NY’s VP101 program were partially offset by lower patent prosecution reimbursements under the program.  Virium NY also funded pre-clinical development activities in 2006 under its VP601 program.

General and administrative expenses for the year ended December 31, 2006 decreased to $314,000 from $413,000 for the year ended December 31, 2005.  The decrease was the result of an amendment to a specific consulting agreement which lowered consulting costs.  The consulting costs decrease was partially offset by higher costs associated with other administrative activities.

Liquidity and Capital Resources

Since inception, Virium NY has funded its operations primarily through the issuance of two convertible promissory notes.  As of September 30, 2007, Virium NY had received $1,810,000 in net proceeds from these notes, and to date has not made any payments of principal or interest due under these notes.

On February 1, 2005, Virium NY entered into a secured convertible promissory note (the “SCO Note”) with SCO Capital Partners LLC ( “SCO”).  SCO owns a majority of the outstanding Virium NY Common Stock. The SCO Note is structured as a line of credit and is secured by Virium NY’s assets.  The SCO Note carries an annual interest rate of 12% with all accrued interest due at maturity, and was due at the earlier of (i) Virium NY’s completion of an equity financing of at least $5,000,000 or (ii) February 1, 2007.  The SCO Note’s conversion feature was at the option of SCO, at a conversion rate based on the next offering of equity securities.  As additional consideration for the SCO Note, SCO was issued a warrant to purchase 10,000,000 shares of Virium NY’s Common Stock at an exercise price $0.01 per share and an expiration date of February 1, 2011 (the “SCO Warrant”).

In January 2007, the maturity date on the SCO Note was extended to September 30, 2007 and then in September 2007 the maturity date was further extended to December 31, 2007.  In May 2007, Virium NY entered into an agreement with SCO under which the SCO Warrant was exercised with a $100,000 reduction in the principal balance outstanding under the SCO Note, and agreed to contribute as additional paid-in capital the remaining amount of principal and interest due under the Note contingent on the closing of the Virium Merger Agreement.

In connection with the signing of the Virium Merger Agreement, Virium NY issued a convertible promissory note in aggregate face principal amount of $500,000, the First Bridge Note, as bridge financing under the Virium Merger Agreement. The First Bridge Note was due to mature on the earlier of (a) the closing of the next equity financing by Virium NY or (b) November 26, 2007.  Until November 30, 2007, the First Bridge Note had a 12% annual interest rate with all accrued interest due at maturity, with the principal and all accrued interest convertible into Virium NY’s next equity financing (whether common stock or convertible securities) at the discretion of the First Bridge Note holder such that the holder will be entitled to acquire shares of Virium NY Common Stock at $0.80 per share.  Virium NY also issued a warrant to purchase 250,000 shares of common stock at $1.00 per share in connection with the convertible promissory note.

On November 26, 2007, Virium NY entered into an Amendment to Convertible Promissory Note (the “First Bridge Note Amendment”) with the holder of the First Bridge Note pursuant to which the maturity date of the First Bridge Note was extended to March 26, 2008 and the annual interest rate was increased to 15% effective as to all interest accruing after November 30, 2007.  The terms of the First Bridge Note otherwise remain the same.  In addition, pursuant to the First Bridge Note Amendment, Virium NY (i) issued an additional five-year common stock purchase warrant (expiring on November 30, 2012) pursuant to which the holder of the First Bridge Note will have the right to purchase 250,000 additional shares of common stock at a purchase price of $1.00 per share and (ii) agreed to pay in cash to the holder of the First Bridge Note $31,309 representing all interest accrued and unpaid on the First Bridge Note through November 30, 2007.

On December 12, 2007, Virium NY issued convertible promissory notes in aggregate face principal amount of $500,000, the Second Bridge Notes, as bridge financing. The Second Bridge Notes mature on the earlier of (a) the closing of the next equity financing by Virium NY or (b) June 12, 2008.  The Second Bridge Notes have a 12% annual interest rate with all accrued interest due at maturity, and the principal and all accrued interest may be converted into Virium NY’s next equity financing (whether common stock or convertible securities) at the discretion of each of the Second Bridge Note holders such that the holders will be entitled to acquire shares of Virium NY Common Stock at $0.80 per share.

Virium NY has consumed substantial amounts of capital since its inception.  Virium NY expects that for the remainder of 2007 its monthly utilization of cash will be in the range of $100,000 to $175,000, depending on the level of development spending.  Virium NY expects to need additional funding in excess of the funding raised as part of the Virium Merger in order to continue its development programs and general operations.  If the Virium Merger is not consummated, Virium NY will no longer have sufficient funding to operate its business and will not have the resources to repay its outstanding liabilities.

Net cash used in operating activities for the nine months ended September 30, 2007, totaled $515,000 with net loss of $1,202,000 in the period partially offset by increases in liabilities and non-cash expenses. Virium NY’s current liabilities increased $1,057,000 with $473,000 of the increase in accounts payable and accrued expenses, and amounts due under the Note and Bridge Note increased $588,000.  Virium NY’s financing activities provided it with $483,000 of funding as $435,000 was the net proceeds from the Bridge Note and Virium NY received an additional $48,000 in advances under the Note.

 Net cash used in operating activities for the year ended December 31, 2006 totaled $755,000 as net loss of $1,294,000 for the period was partly offset by non-cash items and an increase in current liabilities.  Non-cash expenses included $105,000 non-cash charge for the fair value of a warrant issued to a non-employee for consulting services.  Financing activities in 2006 were advances under the Note which provided $750,000 of positive cash flow.

See Note 1, “Recent Accounting Pronouncements,” in the Notes to the attached Financial Statements for a discussion of recent accounting pronouncements and their effect, if any, on Virium NY.

Expenditures to Completion

Virium NY’s business strategy is to in-license rights to promising product candidates, further develop those products by progressing the products toward regulatory approval by conducting and managing clinical trials, and finally to out-license rights to manufacture and/or market resulting product candidates to other pharmaceutical firms in exchange for royalties and license fees. The path to commercialization is varied and uncertain such that Virium NY cannot anticipate the path to be taken for any particular product. It is not possible to predict or even estimate the nature, timing, or future costs, project completion dates, or when material net cash flows might be realized on any particular project. However, Virium NY expects that its costs will increase as it continues to develop each of the licensed products and move each licensed product closer to commercialization. Virium NY’s expectations could change quickly in the event that it is able to out-license any product.

In addition, Virium NY’s business strategy includes using its product development capabilities to bridge discoveries and research from scientific/academic institutions, on the one hand, with commercial manufacturing and marketing of biopharmaceutical products, on the other hand. Out-license opportunities could occur at any time. Licensees would be expected, to the extent necessary, to participate in the remaining clinical development required to obtain final regulatory approval for the product; relieve Virium NY of some or all of the costs to finalize development; and/or pay Virium NY upfront and milestone payments.

Trend Information

It is important to note that historical patterns of expenditures cannot be taken as an indication of future expenditures. The amount and timing of expenditures and therefore liquidity and capital resources vary substantially from period to period depending on the pre-clinical and clinical studies being undertaken at any one time and the availability of funding from investors and prospective commercial partners.

Off Balance Sheet Financing Arrangements

As of September 30, 2007 Virium NY did not have any off-balance sheet financing arrangements or any equity ownership interest in any variable interest entity or other minority owned ventures.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

None.

Regulatory Approvals

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, and the filing of a Articles of Merger with SDAT.

VOTE REQUIRED

The affirmative vote of two thirds of the outstanding shares of Common Stock of the Company is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain and broker non-votes will be counted in determining the presence of a quorum but will not be counted as “for” the election. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as “for” the proposal.

BOARD RECOMMENDATION

The Board of Directors unanimously recommends a vote “FOR” approval of the change of the state of incorporation from Maryland to Delaware in Proposal No. 2.

PROPOSAL NO. 3

APPROVAL OF THE REVERSE STOCK SPLIT

Our Board of Directors has approved the terms of the Virium Merger Agreement by and among Virium NY, the Company, Pharmaceuticals and Merger Sub, pursuant to which Virium NY will merge with and into Merger Sub with Virium NY as the surviving corporation, effecting the Virium Merger. (For more information, see “Virium Merger” under Proposal No. 2.)  The consummation of the Virium Merger is subject to certain conditions, including obtaining approval of the Company’s stockholders at the annual meeting for the Reverse Stock Split of the Company’s Common Stock on a 1 for 23.06062 basis, obtaining the approval of the Company’s stockholders of the Reincorporation (stockholder approval for the Reincorporation is requested in Proposal No. 2 above), effecting the Reverse Stock Split and consummating the Reincorporation.

Our Board of Directors has approved, subject to stockholder approval, an amendment to the Company’s Articles of Incorporation to effect the Reverse Stock Split, as a result of which the Company will have no more than 300,000 shares of Common Stock issued and outstanding immediately prior to the closing of the Virium Merger, excluding up to 500 shares which may be issued in connection with rounding up fractional shares and up to 30,000 shares which may be issued in connection with rounding up non-round lots resulting from the Reverse Stock Split.  A copy of the proposed Articles of Amendment is attached as Exhibit E to this proxy statement. The Company stockholders are urged to read the Articles of Amendment carefully as it is the legal document that governs the amendment of the Company’s Articles of Incorporation. Approval of this proposal is required to consummate the Virium Merger.

By approving this proposal, the Company’s stockholders will authorize the Company’s Board of Directors to file the Articles of Amendment with SDAT. The Reverse Stock Split will become effective upon filing of the Articles of Amendment. The Company intends to effect the Reverse Stock Split immediately prior to the consummation of the Reincorporation and immediately prior to the consummation of the Virium Merger. Although we are asking for stockholder approval of this proposal, if for any reason the Virium Merger is not approved or it does not appear that the Virium Merger will be consummated, this proposal may not be implemented.

REASONS FOR THE REVERSE STOCK SPLIT

The Reverse Stock Split is a condition to the closing under the Virium Merger Agreement.  By reducing the number of outstanding shares of the Company’s Common Stock via a Reverse Stock Split prior to effecting the  Virium Merger, the parties will be able to achieve the negotiated post-merger ownership percentages.  The approval of the Reverse Stock Split by our stockholders is a condition precedent to the Virium Merger.  Therefore, if the Reverse Stock Split is not approved by the stockholders, the Virium Merger will not be consummated.

EFFECTS OF THE REVERSE STOCK SPLIT

After the effective date of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of the Company’s Common Stock. The proposed Reverse Stock Split will affect all of the Company’s existing stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of the Company’s stockholders owning a fractional share or having their shares rounded up to a round lot as described below. Proportionate voting rights and other rights of the holders of the Company’s Common Stock will not be affected by the proposed Reverse Stock Split, other than as a result of the rounding of fractional shares and rounding up to round lots as described below.  However, the Company does not intend to effect the Reverse Stock Split if the consummation of the Virium Merger is not imminent. The subsequent effectiveness of the Virium Merger will result in substantial dilution to the Company’s stockholders.

The number of stockholders of record will not be affected by the proposed Reverse Stock Split. Although the proposed Reverse Stock Split by itself will not affect the rights of stockholders or any stockholder’s proportionate equity interest in the Company, subject to the treatment of fractional shares and round lots, the proportion of authorized but unissued shares of Common Stock will be increased, because the Reverse Stock Split affects only the issued and outstanding shares, but not the authorized shares. This will increase the ability of the Company’s Board of Directors to issue shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. The effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Articles of Incorporation or Bylaws.

Currently, the Company is authorized to issue up to a total of 10,000,000 shares of capital stock, consisting of 10,000,000  shares of common stock, par value $0.01 per share.   The Reverse Stock Split will not affect the number of authorized shares of Common Stock, so that the total number of authorized shares of capital stock will remain unchanged.  The par value of the Company’s Common Stock would remain unchanged at $0.01 per share as well. Based on the number of issued and outstanding shares of Common Stock as of the Record Date, which is 6,918,186, a total of 3,081,814 shares of Common Stock are authorized but unissued immediately prior to the Reverse Stock Split.

After completion of the Reverse Stock Split no more than 300,000 shares of the Company’s Common Stock would be issued and outstanding, plus up to 500 shares which may be issued in connection with rounding up fractional shares and up to 30,000 shares which may be issued in connection with rounding up non-round lots resulting from the Reverse Stock Split, leaving approximately 9,700,000 shares of the Company’s Common Stock authorized and unissued, unallocated and unreserved.

If the Reverse Stock Split is approved by our stockholders and consummated, our capitalization will change as follows, without giving effect to the Virium Merger:

Common Stock Capitalization Prior to the Reverse Stock Split:
Authorized for Issuance:	10,000,000
Outstanding:	6,918,186
Authorized and Unreserved for Issuance:	3,081,814

Common Stock Capitalization Immediately Following the Reverse Stock Split:
Authorized for Issuance:	10,000,000
Outstanding (approximate):	300,000
Authorized and Unreserved for Issuance:	9,700,000

Except as otherwise disclosed herein, the Company’s Board of Directors does not have any definite plans with regard to these remaining authorized shares of the Company’s Common Stock following effectiveness of the proposals, although they may be used for fundraising purposes through the further sale and issuance of such shares.

EFFECTIVE DATE

If approved at the Company’s annual meeting, the proposed Reverse Stock Split would become effective immediately prior to the Reincorporation and the closing of the Virium Merger and as of the date of filing of Articles of Amendment to the Company’s Articles of Incorporation with SDAT, which would occur as soon as practicable following the annual meeting. Except as explained below with respect to fractional shares and odd lots, on the effective date of the Reverse Stock Split, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with Reverse Stock Split ratio described above. The Reverse Stock Split is a condition of the Merger. In the event that the Merger is terminated, the Company does not intend to complete the Reverse Stock Split.

ROUNDING OF FRACTIONAL SHARES

No fractional shares of Common Stock will be issued as a result of the proposed Reverse Stock Split. All fractional shares will be rounded up to the next whole share such that stockholders who otherwise would be entitled to receive a fractional share will be entitled to receive, in lieu of such fractional share, one whole share of the post-Reverse Stock Split Common Stock.

ROUNDING UP OF ODD LOTS

In order to ensure that the capitalization of the Company meets the negotiated requirements under the Virium Merger Agreement, any person that owns an amount of shares of the Company’s Common Stock prior to the Reverse Stock Split that would otherwise result in the amount of post Reverse Stock Split shares issued to such person to be less than 100 shares in the aggregate upon application of the Reverse Stock Split ratio shall receive 100 shares of Common Stock in lieu of the lesser number that such person would otherwise have received.

EXCHANGE OF STOCK CERTIFICATES

As soon as practicable after the effective date, stockholders will be notified that the Reverse Stock Split has been affected. The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders  should not destroy any stock certificate and should not submit any certificates until requested to do so.

ACCOUNTING CONSEQUENCES

The proposed Reverse Stock Split will not affect the par value of the Company’s Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on the Company balance sheet attributable to the Common Stock will be reduced in proportion to the exchange ratio selected by the Company’s Board of Directors in the manner described above. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

NO DISSENTERS’ RIGHTS

Under Maryland Law, the Company’s stockholders are not entitled to dissenters’ rights with respect to the proposed amendment to the Company’s Articles of Incorporation to affect the Reverse Stock Split, and the Company will not independently provide the Company’s stockholders with any such rights.

CERTAIN MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF
THE REVERSE STOCK SPLIT

The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split. The following discussion is based upon the current provisions of the Code, treasury regulations promulgated under the Code, IRS rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

The Company has not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts. The tax treatment of a stockholder may vary depending on such stockholder’s particular situation or status. This discussion is limited to stockholders who hold their Common Stock as capital assets and it does not address aspects of United States federal income taxation that may be relevant to stockholders who are subject to special treatment under United States federal income tax laws, such as dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding Common Stock as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their Common Stock. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

HOLDERS OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

The following notice is based on United States Treasury Regulations governing practice before the Internal Revenue Service:  (1) any United States federal tax advice contained herein is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer, (2) any such advice is written to support the promotion or marketing of the transactions described in this memorandum, and (3) each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

CONSEQUENCES TO THE COMPANY STOCKHOLDERS WHO RECEIVE COMMON STOCK
IN THE REVERSE STOCK SPLIT

The Company intends to treat the exchange of new common stock for existing common stock in the Reverse Stock Split as a recapitalization under Section 368(a)(1)(E) of the Code. Accordingly, a stockholder who receives only new common stock in exchange for the stockholder’s existing common stock should not recognize taxable gain or loss as a result of the Reverse Stock Split, should have a tax basis in its common stock received in the Reverse Stock Split equal to its tax basis in its existing common stock, and should include its holding period in its existing common stock in its holding period for the new common stock received in the Reverse Stock Split.  Following the Virium Merger, the Company’s stockholders will own a significantly smaller percentage of the Company’s outstanding common stock.

RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT

If approved and implemented, the Reverse Stock Split could result in some stockholders owning “odd-lots” of less than 100 common shares of our stock on a post-consolidation basis. Although stockholders that would otherwise hold less than 100 shares of Common Stock following the Reverse Stock Split will receive exactly 100 shares and will therefore not hold an odd-lot, other holders may hold an odd lot in addition to the other shares that they receive upon implementation of the Reverse Stock Split.  Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in “even-lots” of even multiples of 100 shares.  In addition, if the Reverse Stock Split and then the Merger is approved and consummated, the original stockholders of the Company will own a significantly smaller percentage of the new company’s outstanding stock.  If the Company’s stockholders do not approve this Proposal No. 3, the Company cannot proceed with the Virium Merger.

VOTE REQUIRED

The affirmative vote of two thirds of the outstanding shares of Common Stock of the Company is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain and broker non-votes will be counted in determining the presence of a quorum but will not be counted as “for” the proposal. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as “for” the election.

BOARD RECOMMENDATION

The Board of Directors unanimously recommends a vote “FOR” approval of the Reverse Stock Split in Proposal No. 3.

STOCKHOLDER PROPOSALS

The deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2008 annual meeting of stockholders, referred to as the 2008 meeting in this proxy statement, will be _________ __, 2008.  As to all such proposals which we do not have notice on or prior to _________ __, 2008, discretionary authority shall be granted to the persons designated in our proxy related to the 2008 meeting to vote on such proposals.  In addition, the Rule 14a-8 requirements applicable to inclusion of stockholder proposals in our proxy materials related to the 2008 meeting require that a stockholder proposal regarding the 2008 meeting must be submitted to us at our office located at 2960 N. Swan Rd., Suite 300, Tucson, AZ 85712, attn: Secretary on or prior to _________ __, 2008 to receive consideration for inclusion in our proxy materials for the 2008 meeting.  Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act.  Forward-looking statements are identified by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may,” and other similar expressions.  In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.

We wish to caution readers that these forward-looking statements are only predictions and that our business is subject to significant risks.  The factors discussed herein, and other important factors, in some cases have affected, and in the future could affect, our actual results and could cause our actual results to differ materially from those expressed in any forward-looking statements made by us or on our behalf.  These risks include, but are not limited to:

•	our inability to implement our business strategy;

•	our inability to consummate the Virium Merger;

•	our inability to consummate the Reincorporation and the Reverse Stock Split; and

•	our inability to identify new investors.

You should read this Proxy Statement completely and with the understanding that our actual future results may be materially different from what we expect.  We qualify all of the forward-looking statements in this Proxy Statement by these cautionary statements.

DOCUMENTS INCORPORATED BY REFERENCE

The Company has voluntarily filed annual, quarterly and current reports, proxy statements and other information with the SEC; however, the Company is not subject to the SEC’s reporting requirements, and it may discontinue the filing of such reports at any time.

The following documents that the Company filed with the SEC, as well as all other reports filed with the SEC (File No. 1-8964), are incorporated by reference in this Proxy Statement.  The 2006 Annual Report on Form 10-KSB contains our audited financial statements and “Management’s Discussion and Analysis or Plan of Operation” and the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 contains our financial statements and “Management’s Discussion and Analysis or Plan of Operation” for the relevant periods.

SEC Filing	Filing Date

Annual Report on Form 10-KSB	April 17, 2007

Quarterly Report on Form 10-QSB	May 21, 2007

Current Report on Form 8-K	June 1, 2007

Current Report on Form 8-K/A	June 27, 2007

Current Report on Form 8-K	July 19, 2007

Quarterly Report on Form 10-QSB	August 20, 2007

Current Report on Form 8-K	September 17, 2007

Quarterly Report on Form 10-QSB	November 9, 2007

Current Report on Form 8-K	December 17, 2007

You may also read and copy any reports, statements and other information the Company files at the SEC’s public reference room at 100 F. Street, N.E., Washington, DC 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operations of the Public Reference Room.  The Company’s SEC filings are also available on the SEC’s Internet site (http://www.sec.gov).  Except as otherwise provided herein, this web site is not intended to be incorporated by reference in this Proxy Statement.  Reference to this web site is intended to be an inactive textual reference.

EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE, INCLUDING OUR ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS, AND ALL AMENDMENTS THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE ANNUAL REPORT, BY SENDING A WRITTEN REQUEST TO: F. DALE MARKHAM, 2960 N. SWAN RD., SUITE 300, TUCSON, AZ 85712.

By Order of the Board of Directors,

/s/ F. Dale Markham
Name: F. Dale Markham
Title: Chairman
Tucson, AZ
_________ __, 2008

EXHIBITS

Exhibit A	Merger Agreement, dated as of July 13, 2007, by and between Virium Pharmaceuticals, Inc., a Delaware corporation and REIT Americas, Inc., a Maryland corporation

Exhibit B	Certificate of Incorporation of Virium Pharmaceuticals, Inc., a Delaware corporation

Exhibit C	Bylaws of Virium Pharmaceuticals, Inc., a Delaware corporation

Exhibit D-1
Agreement and Plan of Merger, dated as of May 25, 2007, by and among Virium Pharmaceuticals Inc., a New York corporation, REIT Americas, Inc., a Maryland corporation, Virium Pharmaceuticals, Inc., a Delaware corporation, and Virium Merger Sub, Inc., a Delaware corporation

Exhibit D-2	Amendment to Agreement and Plan of Merger, dated as of August 31, 2007

Exhibit D-3	Second Amendment to Agreement and Plan of Merger, dated as of December 12, 2007

Exhibit E	Articles of Amendment to Articles of Incorporation of REIT Americas, Inc, a Maryland corporation

Exhibit F-1
Audited Financial Statements of Virium Pharmaceuticals, Inc., a New York corporation, For the Years Ended December 31, 2006 and 2005, and the Period From July 15, 1997 (Date of Inception) through December 31, 2006

Exhibit F-2
Unaudited Financial Statements of Virium Pharmaceuticals, Inc., a New York corporation, For the Nine Months Ended September 30, 2007 and 2006, and the Period From July 15, 1997 (Date of Inception) through September 30, 2007

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Merger Agreement”), is entered into as of July 13, 2007, between REIT Americas, Inc., a Maryland corporation (“RAI”), and Virium Pharmaceuticals, Inc., a Delaware corporation and wholly-owned subsidiary of RAI (“Subsidiary”).

Recitals:

WHEREAS, RAI is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with authorized capital stock consisting of 10,000,000 shares of common stock, $0.01 par value per share (the “Maryland Common Stock”);

WHEREAS, Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with authorized capital stock consisting of 100,000,000 shares of common stock, $0.001 par value per share (the “Delaware Common Stock”), and 20,000,000 shares of preferred stock, $0.001 par value per share;

WHEREAS, the Board of Directors of RAI has determined that, for purposes of effecting the reincorporation of RAI in the State of Delaware, it is advisable and in the best interests of RAI and the holders of shares of Maryland Common Stock (the “RAI Shareholders”) for RAI to merge with and into Subsidiary upon the terms and conditions set forth herein;

WHEREAS, the respective Boards of Directors of RAI and Subsidiary have authorized and approved the merger of RAI with and into Subsidiary subject to and upon the terms and conditions of this Merger Agreement, and have approved the terms of this Merger Agreement and directed that it be executed by the undersigned officers and submitted to the RAI Shareholders and the stockholder of the Subsidiary for their approval; and

WHEREAS, it is the intention of RAI and Subsidiary that the merger be a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
THE MERGER

Section 1.1. Merger of RAI into Subsidiary. At the Effective Time (as defined in Section 2.1), RAI shall merge with and into Subsidiary in accordance with the Maryland General Corporation Law (the “Maryland Law”) and the General Corporation Law of the State of Delaware (the “Delaware Law”).

The separate existence of RAI shall thereupon cease and Subsidiary shall be the surviving corporation (hereinafter referred to as the “Surviving Corporation”) and shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of RAI and Subsidiary (together referred to as the “Constituent Corporations”); and all the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations, on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they had been of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the Delaware Law; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thereafter attach to the Surviving Corporation and may be enforced against it to the same extent as if those debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of RAI, the RAI Shareholders, the Board of Directors of RAI and committees thereof, and the officers and agents thereof which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to RAI. The employees and agents of RAI shall become the employees and agents of Subsidiary and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of RAI. The requirements of any plans or agreements of RAI involving the issuance or purchase by RAI of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation. The subsidiaries of RAI shall become the subsidiaries of the Surviving Corporation.

ARTICLE II.
EFFECTIVE TIME; EFFECT OF MERGER

Section 2.1.   Effective Time. The Merger shall become effective on the date the Articles of Merger are filed by with the State Department of Assessment and Taxation of Maryland, or the date a Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware, whichever filing occurs last (the “Effective Time”).

Section 2.2.   Effects of the Merger. At the Effective Time, the Merger shall have the effects specified in the Maryland Law, the Delaware Law and this Merger Agreement.

Section 2.3.   Certificate of Incorporation and Bylaws. At the Effective Time, the Certificate of Incorporation and the Bylaws of Subsidiary, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

Section 2.4.   Directors and Officers. At the Effective Time, the directors and officers of RAI in office at the Effective Time shall retain their positions as the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the Delaware law, until his or her successor is duly elected or appointed and shall qualify, or until his or her earlier death, resignation or removal.

Section 2.5.   Change of Name. At the Effective Time, Virium Pharmaceuticals, Inc., the name set forth in Paragraph First of the Subsidiary’s Certificate of Incorporation, shall be the name of the Surviving Corporation.

ARTICLE III.
CONVERSION AND EXCHANGE OF STOCK

Section 3.1.   Conversion.

(a)   Shares. At the Effective Time, each share of Maryland Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Common Stock.  The parties acknowledge and agree that the Effective Time shall occur following consummation of a 23.06062 to 1 reverse stock split (the “Reverse Stock Split”) with respect to the Maryland Common Stock and that the number of shares of Delaware Common Stock to be received by each holder of Maryland Common Stock shall reflect the effectiveness of such Reverse Stock Split.

(b)   Cancellation. At the Effective Time, each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time and held by RAI shall be canceled without any consideration being issued or paid therefor.

(c)   Stock Awards. At the Effective Time, each stock option, restricted stock award or other stock appreciation right (each, a “Stock Award”) of RAI then outstanding, whether vested or unvested, exercisable or unexercisable, without any action on the part of the holder thereof shall be converted into a Stock Award of the Surviving Corporation with respect to an equivalent number of shares of Delaware Common Stock.

Section 3.2.   Exchange of Certificates. At the Effective Time, stock certificates representing Maryland Common Stock (as adjusted pursuant to the Reverse Stock Split) will automatically represent an equal number of shares of Delaware Common Stock. At any time after the Effective Time, the holders of Delaware Common Stock represented by certificates issued prior to the Effective Time, will be entitled, upon request, and surrender of such certificates, to the Surviving Corporation, to receive in exchange therefor a new stock certificate evidencing ownership of the same number of shares of Delaware Common Stock. If any new certificate is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

ARTICLE IV.
MISCELLANEOUS

Section 4.1.   Amendment. This Merger Agreement may be amended, modified or supplemented, in whole or in part, at any time prior to the Effective Time with the mutual consent of the respective Boards of Directors of RAI and Subsidiary to the full extent permitted under applicable law.

Section 4.2.   Notices. All communication hereunder shall be in writing and, sent by mail, or by facsimile as set forth below:

If to RAI to:

REIT Americas, Inc.
2960 N. Swan Rd., Suite 300
Tucson, AZ 85712

with copies to:

Blank Rome LLP
1200 North Federal Highway
Suite 417
Boca Raton, FL 33432
Attn: Bruce C. Rosetto, Esq.
Fax: (561) 417-8186

If to Subsidiary to:

Virium Pharmaceuticals, Inc.
c/o REIT Americas, Inc.
2960 N. Swan Rd., Suite 300
Tucson, AZ 85712

Section 4.3.   Abandonment; Postponement. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the respective Boards of Directors of RAI or Subsidiary, or the consummation of the Merger may be postponed for a reasonable period of time, without any action of the RAI Shareholders or stockholders of Subsidiary, notwithstanding the approval of this Merger Agreement by the RAI Shareholders or Board of Directors of either RAI or Subsidiary.

Section 4.4.   Further Assurances. If at any time after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of RAI, RAI and its directors and officers holding office at the Effective Time shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of RAI or otherwise to take any and all such action.

Section 4.5.   Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. In the event that any signature is delivered by facsimile or other means of electronic image transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronically transmitted signature page were an original thereof.

Section 4.6.   Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws of such state.

[Signature page follows.]

IN WITNESS WHEREOF, the parties to this Merger Agreement have executed this Merger Agreement on and as of the day first written above.

REIT AMERICAS, INC.

By:	/s/ F. Dale Markham
Name: F. Dale Markham
Title: President

VIRIUM PHARMACEUTICALS, INC.

By:	/s/ F. Dale Markham
Name: F. Dale Markham
Title: President

EXHIBIT B

CERTIFICATE OF INCORPORATION
OF
VIRIUM PHARMACEUTICALS, INC.

FIRST:  The name of the corporation is: Virium Pharmaceuticals, Inc. (the “Corporation”).

SECOND:  The Corporation is organized pursuant to the General Corporation Law of the State of Delaware (“Delaware Law”). The registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, County of New Castle, Wilmington, Delaware 19808, and the name and address of its registered agent for service of process is Corporation Service Company, 2711 Centerville Road, Suite 400, County of New Castle, Wilmington, Delaware 19808.

THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Delaware Law, and the Corporation shall have all powers necessary to engage in such acts or activities, including, but not limited to, the powers enumerated in Delaware Law.

FOURTH: (a)   Capital Stock. The total number of shares of stock that the corporation shall have authority to issue is One Hundred and Twenty Million (120,000,000) shares of capital stock consisting of One Hundred Million (100,000,000) shares of common stock, $0.001 par value per share, and Twenty Million (20,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

  (b)   Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series.  The Board of Directors of the Corporation (the “Board of Directors”) is authorized to determine, alter or eliminate any or all of the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and to fix, alter, or reduce the number of shares comprising any such series (but not below the number of such shares then outstanding) and the designation thereof, or any of them, and to provide for rights and terms of redemption or conversion of the shares of any such series in accordance with Delaware Law.

FIFTH:   The name and mailing address of the sole incorporator is as follows:

Frederick D. Brock, Esq.
Wiggin and Dana LLP
400 Atlantic Street
P.O. Box 110325
Stamford, CT  06911-0325

SIXTH:   (a)   The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, the number of directors to be determined pursuant to the Bylaws of the Corporation.

(b)   There shall be no cumulative voting in the election of directors.

(c)   Election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

(d)   Vacancies on the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director.

SEVENTH:   Special meetings of the stockholders may be called only by the Board of Directors, pursuant to a resolution approved by a majority of the full Board of Directors.

EIGHTH:   In furtherance, and not in limitation, of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, make, alter or repeal the Bylaws of the Corporation.

NINTH:      (a)   A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law.

 (b)   Indemnification.

(i)   Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware Law. The right to indemnification conferred in this Article NINTH shall be a contract right, and shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law, provided that, if Delaware Law requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article NINTH or otherwise.

(ii)  The Corporation may, by action of the Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.

 (c)   The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Delaware Law.

    (d)   The rights and authority conferred in this Article NINTH shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

    (e)   Neither the amendment nor repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation or the By-laws of the Corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of this Article NINTH in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

TENTH: The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by Delaware Law and, except as otherwise provided in Article NINTH, all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

IN WITNESS WHEREOF, this Certificate of Incorporation has been executed by the Sole Incorporator on this 3rd day of May, 2007.

By:	/s/ Frederick D. Brock
Frederick D. Brock, Esq.
Sole Incorporator

EXHIBIT C

Virium Pharmaceuticals, Inc.

* * * * * * *

BY-LAWS

* * * * * * *

ARTICLE I

OFFICES

Section 1. The registered office shall be in the State of Delaware.

Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. All meetings of the stockholders for the election of directors shall be held in the offices of the corporation, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect a board of directors by a plurality vote, which may or may not be by written ballot as determined by the board of directors, and transact such other business as may properly be brought before the meeting.

Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the annual meeting (i) by or at the direction of the chairman of the meeting or (ii) by any stockholder who is a holder of record at the time of the giving of the notice provided for in this Section 3, who is entitled to vote at the meeting and who complies with the procedures set forth in this Section 3.  For business properly to be brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be so delivered or received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. To be in proper written form, a stockholder’s notice to the secretary shall set forth in writing as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business; (iii) the class or series and number of shares of the corporation which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) if the stockholder intends to solicit proxies in support of such stockholder’s proposal, a representation to that effect.  The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the corporation of his or her intention to present a proposal at an annual meeting and such stockholder’s proposal has been included in a proxy statement that has been prepared by management of the corporation to solicit proxies for such annual meeting; provided, however, that if such stockholder does not appear or send a qualified representative to present such proposal at such annual meeting, the corporation need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the corporation.  Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 3.  The chairman of an annual meeting may refuse to permit any business to be brought before an annual meeting which fails to comply with the foregoing procedures or, in the case of a stockholder proposal, if the stockholder solicits proxies in support of such stockholder’s proposal without having made the representation required by clause (v) of the third preceding sentence.

Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the certificate of incorporation, may be called by the chairman of the board or president and shall be called by the chairman of the board, president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.  Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

Section 6. (a) Any holder or holders of record of capital stock requesting the corporation to call a special meeting of stockholders pursuant to Section 5 of this Article I (collectively, the “Initiating Stockholder”) shall deliver or mail written notice of such request to the secretary of the corporation at its principal executive offices (the “Notice”).  The Notice shall contain all the information that would be required in a notice to the secretary given pursuant to Section 3 of this Article I in connection with an annual meeting of stockholders.

(b) Within 14 days after the secretary’s receipt of the Notice from the Initiating Stockholder containing all the information required by subsection (a) of this Section 6, the board of directors shall fix a record date for determining the stockholders of record entitled to join in the request for the calling of the special meeting of stockholders.  Such record date shall not be earlier than the date on which the board of directors fixes the same and shall not be later than 30 days after such date.  Only holders of record of common stock on the record date shall be entitled to join in the request.  The corporation shall give prompt written notice of the fixing of the record date to the Initiating Stockholder.  If stockholders of record on the record date owning of record on such date at least a majority of the outstanding capital stock entitled to vote deliver or mail written requests to the secretary of the corporation at its principal executive offices that the corporation call the special meeting, the corporation shall promptly appoint an inspector to perform a ministerial review of, and render a report to the corporation and the Initiating Stockholder concerning, the validity of such requests and any revocations thereof. The inspector will be instructed to perform such review and render such report promptly. The corporation shall not be required to call the special meeting until the inspector has rendered such report and certified in writing to the corporation and the Initiating Stockholder that valid, unrevoked requests for the calling of the special meeting were received from stockholders of record on the record date owning of record on such date at least a majority of the outstanding capital stock entitled to vote.  Nothing contained in this subsection (b) shall be construed to mean or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any written request or revocation thereof, whether before or after certification by the inspector, through court proceedings or otherwise.  Any dispute as to whether or not the corporation is required to call the special meeting of stockholders will be resolved through appropriate court proceedings, in which the corporation will request the court to resolve the dispute as expeditiously as possible.

(c) Notwithstanding any other provision of these by-laws, no written request to call a special meeting of stockholders shall be effective unless, within 70 days after the record date fixed pursuant to subsection (b) of this Section 6, the corporation has received such written requests from stockholders of record on such record date owning on such date at least a majority of the outstanding voting capital stock.

(d) The record date for determining the stockholders of record entitled to vote at a special meeting called pursuant to this Section 6 shall be fixed by the board of directors, but shall not be later than 14 days after it is determined that the corporation is required to call such meeting. Written notice of the meeting shall be mailed by the corporation to stockholders of record on such record date within 10 days after the record date (or such longer period as may be necessary for the Corporation to file its proxy materials with, and receive and respond to the comments of, the Securities and Exchange Commission), and the meeting will be held within 50 days after the date of mailing of the notice, as determined by the board of directors.

(e) The business to be conducted at a special meeting called pursuant to this Section 6 shall be limited to the business set forth in the Notice and such other business or proposals as the board of directors shall determine and shall be set forth in the notice of meeting. The board of directors or the chairman of the board of directors may determine rules and procedures for the conduct of the meeting.

Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by law or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy and which has actually voted shall decide any question brought before such meeting, unless the question is one upon which by express provision of law or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

Section 10. Except as otherwise provided by law or by the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period.

Section 11. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by any provision of law, the meeting and vote of stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; or if the certificate of incorporation authorizes the action to be taken with the written consent of the holders of less than all of the stock who would have been entitled to vote upon the action if a meeting were held, then on the written consent of the stockholders having not less than such percentage of the number of votes as may be authorized in the certificate of incorporation; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by law for the proposed corporate action, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

Section 12. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholders of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the board of directors within ten (10) days following the receipt of such a request, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of stockholders meetings are recorded, to the attention of the secretary of the corporation. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors, and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.

Section 13. In advance of any meeting of stockholders, the board of directors may appoint three or more inspectors of election, who need not be stockholders, as to the matters to be submitted to a vote at any such meeting. The inspectors of election shall (i) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, (ii) receive votes or ballots, (iii) hear and determine all challenges and questions arising in any way in connection with the right to vote, (iv) count and tabulate all votes and (v) determine and report to the meeting the results. The inspectors shall take an oath that they will perform their duties impartially, in good faith, and to the best of their ability and as expeditiously as is practical. In the absence of appointment by the board of directors, the inspectors may be appointed by the chairman of the board or the president.

Section 14. At each meeting of the stockholders, the chairman of the board or, in the absence of the chairman of the board, the chief executive officer or, in the absence of the chairman of the board and the chief executive officer, such person as shall be selected by the board of directors shall act as chairman of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

ARTICLE III

DIRECTORS

Section 1.  The number of directors which shall constitute the whole board of directors shall be as may be determined from time to time by the board of directors. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

Section 2.  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold-office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by law. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. Any director of the corporation may be removed by the stockholders at any time, with or without cause, by majority vote of the outstanding shares entitled to vote thereon, or by the board of directors, with cause, at any meeting thereof called for the purpose.

Section 3.  The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

THE CHAIRMAN OF THE BOARD

Section 4.   The board of directors may choose a chairman of the board who shall hold the position until his or her successor is chosen and qualifies and who may be removed from his or her position at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in the position of chairman of the board may be filled by the board of directors. The chairman of the board shall preside at all meetings of the board of directors and stockholders, and shall have such other powers and duties as may from time to time be prescribed by the board of directors, upon written directions given to him or her pursuant to resolutions duly adopted by the board of directors. The chairman of the board shall not be an officer of the corporation.

THE VICE CHAIRMAN OF THE BOARD

Section 5. The board of directors may choose a vice chairman of the board who shall hold the position until his or her successor is chosen and qualifies and who may be removed from his or her position at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in the position of vice chairman of the board may be filled by the board of directors. The vice chairman of the board shall perform the duties of the chairman of the board in the absence of the chairman or in the event of his or her inability or refusal to act, and also shall perform such other duties as the board of directors may from time to time prescribe. The vice chairman of the board shall not be an officer of the corporation.

MEETINGS OF THE BOARD OF DIRECTORS

Section 6. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

Section 7. The first meeting of each newly elected board of directors shall be held without other notice than this by-law immediately after and at the same place as the annual meeting of stockholders. In the event such meeting is not held at said time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors or as shall be specified in a written waiver signed by all the directors.

Section 8. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

Section 9. Special meetings of the board of directors for any purpose or purposes may be called by the chairman of the board or president, and the chairman of the board, president or the secretary shall call a special meeting upon request of two directors. If given personally, by telephone or by facsimile, the notice shall be given at least the day prior to the meeting. Notice may be given by mail if it is mailed at least five days before the meeting. In the event of an emergency which in the judgment of the chairman of the board or president requires immediate action, a special meeting may be convened without notice, consisting of those directors who are immediately available by telephone and can be joined in the meeting by conference telephone. The actions taken at such a meeting shall be valid if at least a quorum of the directors participates either personally or by conference telephone.

Section 10. At all meetings of the board, a majority of the total number of directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by law or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 11. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

COMMITTEES OF DIRECTORS

Section 12. The board of directors may, by resolution passed by a majority of the whole board, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation. The board of directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Except as otherwise provided by law, any such committee, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Unless otherwise prescribed by the board of directors, a majority of the members of the committee shall constitute a quorum for the transaction of business, and the act of a majority of members present at a meeting at which there is a quorum shall be the act of such committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

Section 13. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

COMPENSATION OF DIRECTORS

Section 14. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

NOMINATION OF DIRECTORS

Section 15.  Nominations for the election of directors may be made by the board of directors or a committee of the board of directors or by any stockholder entitled to vote for the election of directors. Nominations by the board of directors or a committee of the board of directors may be made by oral or written notice delivered to the secretary of the corporation by any officer or director on behalf of the board of directors or committee at any time prior to or at any meeting of the stockholders at which directors are to be elected. Each notice of nomination of directors by the board of directors or a committee of the board of directors shall set forth the names of the nominees.  Nominations by stockholders shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to (i) any meeting (other than an annual meeting) at which directors are to be elected, appointed or designated or, (ii) in the case of an annual meeting, the anniversary of the previous year’s annual meeting; provided, however, if, (x) in the case of an annual meeting, the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date or, (y) in the case of any other meeting, less than 100 days’ notice of the meeting is given to stockholders, then notice by the stockholder must be delivered to the corporation no later than the later of the close of business ninety (90) days prior to such meeting or the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was first made by the corporation (and in no event shall the public announcement of an adjournment of the meeting commence a new time period for a giving of a stockholder’s notice under this Section 15).  To be in proper written form, a stockholder’s notice to the secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 15. The chairman of any meeting of stockholders of the corporation may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

ARTICLE IV

NOTICES

Section 1. Whenever, under the provisions of law or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by facsimile.

Section 2. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE V

OFFICERS

Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a secretary and a treasurer. The board of directors may also choose a chief executive officer, a chief operating officer, a chief financial officer, a controller, one (1) or more vice-presidents, and one (1) or more assistant secretaries, assistant treasurers and assistant controllers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.  The board of directors may also appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a secretary and a treasurer.

Section 3.  The compensation of all officers and agents of the corporation shall be fixed by the board of directors.

Section 4.  The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

THE PRESIDENT

Section 5.  The president shall have responsibility for the general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect, and in the absence of the chairman of the board and the vice chairman of the board or in the event of their inability or refusal to act shall preside at all meetings of the stockholders and the board of directors.

Section 6.  The president shall possess the power to sign all certificates, contracts and other instruments which may be authorized by the board of directors, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

CHIEF EXECUTIVE OFFICER

Section 7.  The board of directors may from time to time appoint a chief executive officer who shall, subject to the control of the board of directors, have responsibility for the general supervision of all aspects of the business of the corporation and corporate development, expansion and contraction and long-range planning of the corporation, including, without limitation, the acquisition, development and disposition of facilities necessary to implement the foregoing. The chief executive officer shall have and exercise such further powers and duties as may be specifically delegated or vested in him or her from time to time by these by-laws or by the board of directors. He or she shall possess the power to sign all certificates, contracts and other instruments which may be authorized by the board of directors, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. The chief executive officer may combine his duties with those of any other office assigned to him or her by the board of directors.

CHIEF OPERATING OFFICER

Section 8. The board of directors may from time to time appoint a chief operating officer who shall, subject to the control of the board of directors, have responsibility for the operations and functioning of the corporation’s operating units and programs and the allocation among the corporation’s operating units and programs of other officers and principal executive personnel of the corporation. The chief operating officer shall also perform such other duties and have such other powers as may be assigned to him or her by the board of directors. He or she shall possess the power to sign all certificates, contracts and other instruments which may be authorized by the board of directors, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. The chief operating officer may combine his duties with those of any other office assigned to him or her by the board of directors.

CHIEF FINANCIAL OFFICER

Section 9. The board of directors may from time to time appoint a chief financial officer who shall, subject to the control of the board of directors, have responsibility for the corporation’s finances and financial planning, the allocation among the corporation’s operating units and programs of the corporation’s financial resources and the corporation’s internal accounting, auditing and financial controls. The chief financial officer shall also perform such other duties and have such other powers as may be assigned to him or her by the board of directors. He or she shall possess the power to sign all certificates, contracts and other instruments which may be authorized by the board of directors, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. The chief financial officer may combine his duties with those of any other office assigned to him or her by the board of directors.

VICE-PRESIDENT(S)

Section 10. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one (1) vice-president, the vice-presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. They shall possess the power to sign all certificates, contracts and other instruments which may be authorized by the board of directors, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARIES

Section 11. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he or she shall be. The secretary shall have custody of the corporate seal of the corporation and he or she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

Section 12. The assistant secretary, or if there be more than one (1), the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURERS

Section 13. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

Section 14. The treasurer shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

Section 15. If required by the board of directors, the treasurer shall give the corporation a bond (which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Section 16. The assistant treasurer, or if there shall be more than one (1), the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

Section 17. The treasurer shall have the custody of the accounting records of the corporation and shall keep full and accurate accounts of the financial condition and results of operations of the corporation in books belonging to the corporation and shall maintain the accounting and internal control systems of the corporation and implement the corporation’s policies and procedures with respect to internal accounting and auditing and financial controls.

Section 18. The treasurer shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, financial statements reflecting the results of operations and financial condition of the corporation.

THE CONTROLLER AND ASSISTANT CONTROLLERS

Section 19. The controller and assistant controller, or if there shall be more than one (1), the assistant controllers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall perform such duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE VI

INDEMNIFICATION

Section 1. Indemnification in Actions Other Than in an Action by or in the Right of the Corporation.  To the full extent permitted by Delaware law from time to time in effect and subject to the provisions of Section 3 of this Article, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than by or in the right of the corporation) by reason of the fact that h or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Indemnification in Actions by or in the Right of the Corporation.  To the full extent permitted by Delaware law from time to time in effect and subject to the provisions of Section 3 of this Article, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 3. Determination of Conduct.  Any indemnification under Sections 1 and 2 of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in said Sections 1 and 2. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable and a quorum of disinterested directors so directs, by independent legal counsel (compensated by the corporation) in a written opinion, or (iii) by the stockholders.

Section 4. Right to Payment of Expenses.  To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

Section 5. Payment of Expenses in Advance.  Expenses incurred by an officer or director in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in this Article. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

Section 6. Non-Exclusivity.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

Section 7. Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article or of Section 145 of the Delaware General Corporation Law.

Section 8. Rights to Continue.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 9. Conditional Indemnification for Certain Proceedings.  Notwithstanding anything in this Article to the contrary, no director, officer, employee or agent shall be entitled to indemnification pursuant to this Article in connection with any action, suit or proceeding initiated by such person unless the board of directors has authorized or consented to the initiation of such action, suit or proceeding.

ARTICLE VII

CERTIFICATES OF STOCK

Section 1. Certificates representing shares of stock of the corporation shall be in such form as shall be determined by the board of directors, subject to applicable legal requirements. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such holder in the corporation.

Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

Section 2. Where a certificate is countersigned (i) by a transfer agent other than the corporation or its employee, or (ii) by a registrar other than the corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

LOST CERTIFICATES

Section 3. The secretary may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the secretary may, in his or her sole discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFERS OF STOCK

Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

FIXING RECORD DATE

Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be (i) more than sixty (60) nor less than ten (10) days before the date of such meeting, (ii) more than ten (10) days after nor at any time before the date upon which the resolution fixing the record date is adopted by the board of directors with respect to any consent to corporate action without a meeting or (iii) more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

REGISTERED STOCKHOLDERS

Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as, the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

GENERAL PROVISIONS

DIVIDENDS

Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

CHECKS

Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

FISCAL YEAR

Section 4. The fiscal year of the corporation begins on the first day of January and ends on the thirty-first day of December in each year.

SEAL

Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE IX

AMENDMENTS

Section 1. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting.

EXHIBIT D-1

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

VIRIUM PHARMACEUTICALS INC.,

REIT AMERICAS, INC.,

VIRIUM PHARMACEUTICALS, INC. (DELAWARE)

AND

VIRIUM MERGER SUB, INC.

DATED AS OF MAY 25, 2007

D-1-1

D-1-2

D-1-3

D-1-4

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of May 25, 2007, is entered into by and among Virium Pharmaceuticals Inc., a New York corporation (the “Company”), REIT Americas, Inc., a Maryland corporation (“RAI”), Virium Pharmaceuticals, Inc., a Delaware corporation and direct, wholly-owned subsidiary of RAI (“Pharmaceuticals”) and Virium Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Pharmaceuticals (“Merger Sub”). For purposes of this Agreement, the term “Parent” shall refer to RAI prior to the Reincorporation and shall refer to Pharmaceuticals following the Reincorporation.

W I T N E S S E T H :

WHEREAS, the respective Boards of Directors of the Company, RAI, Pharmaceuticals and Merger Sub have each approved the merger of Merger Sub with and into the Company, with the Company surviving as a wholly-owned subsidiary of Pharmaceuticals (the “Merger”), on the terms and conditions contained herein and in accordance with the New York Business Corporation Law (the “NYBCL”) and the Delaware General Corporation Law (the “DGCL”), and have determined that the Merger and the transactions contemplated herein are advisable and in the best interest of their respective corporations and stockholders;

WHEREAS, on or prior to the Closing Date, RAI will merge with and into Pharmaceuticals for the sole purpose of changing RAI’s place of domicile from Maryland to Delaware (the “Reincorporation”);

WHEREAS, prior to the Reincorporation, RAI shall effect the Reverse Stock Split as more fully described below;

WHEREAS, the parties hereto desire to make certain representations, warranties, covenants and agreements in connection with the Merger and to prescribe various conditions to the Merger; and

WHEREAS, for U.S. federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) and Section 351 of the Code, and that this Agreement shall constitute a “plan of reorganization” for the purposes of Section 368 and Section 351 of the Code.

NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

THE MERGER

1.1.  The Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined below), Merger Sub shall be merged with and into the Company in accordance with the applicable provisions of the NYBCL and the DGCL and in accordance with this Agreement, and the separate existence of Merger Sub shall cease. The Company shall be the surviving corporation in the Merger (hereinafter sometimes referred to as the “Surviving Corporation”), and shall continue under the laws of New York. As a result of the Merger, the Company shall become a direct, wholly-owned subsidiary of Pharmaceuticals.

D-1-5

1.2.  Closing; Effective Time. Subject to the satisfaction or waiver of all of the conditions to Closing contained in Article VI, the closing of the Merger (the “Closing”), shall take place at the offices of Wiggin and Dana LLP, 400 Atlantic Street, Stamford, CT 06901, as soon as practicable (but not later than 5 Business Days) after the satisfaction or waiver of the conditions to Closing contained in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), unless another date or place is agreed to in writing by the parties hereto. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.” As soon as is practicable after the Closing, the parties hereto shall cause the Merger to be consummated by (i) delivering to the Secretary of State of the State of New York a certificate of merger (the “New York Certificate of Merger”), in such form as required by, and executed and acknowledged in accordance with, the relevant provisions of the NYBCL and (ii) delivering to the Secretary of State of the State of Delaware a certificate of merger (the “Delaware Certificate of Merger”), in such form as required by, and executed and acknowledged in accordance with, the relevant provisions of the DGCL. The Merger shall become effective as of the date and at such time (the “Effective Time”) as the New York Certificate of Merger is filed with the Secretary of State of the State of New York with respect to the Merger.

1.3.  Effects of Merger. The Merger shall have the effects set forth in the applicable provisions of the NYBCL and the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.4.  Certificate of Incorporation. The Certificate of Incorporation of the Company in effect immediately prior to the Effective Time shall become, from and after the Effective Time, the Certificate of Incorporation of the Surviving Corporation, until amended or repealed in accordance with the terms thereof and with Applicable Law.

1.5.  Bylaws. The Bylaws of the Company in effect immediately prior to the Effective Time shall become, from and after the Effective Time, the Bylaws of the Surviving Corporation, until thereafter amended or repealed in accordance with the terms thereof and with Applicable Law.

1.6.  Directors and Officers. The directors and officers of the Company immediately prior to the Effective Time shall become, from and after the Effective Time, the directors and officers of the Surviving Corporation, each to hold office from the Effective Time in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualify, or they resign or are removed.

D-1-6

ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK;
COMPANY PAYMENT TO PHARMACEUTICALS

2.1.  Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the parties or the registered holders of any shares of capital stock of the Company (each a “Company Shareholder,” and collectively, the “Company Shareholders”):

(a)  Each issued and outstanding share of common stock, par value $0.001 per share, of Merger Sub shall be converted into and become one fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

(b)  Each issued and outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), shall be converted into the right to receive 0.376302949 shares of common stock, par value $ 0.001 per share, of Pharmaceuticals (the “Pharmaceuticals Common Stock”), payable to the registered holder thereof, upon satisfaction of the exchange procedures set forth in this Article II; provided that immediately following the Effective Time of the Merger and immediately prior to the closing of the Equity Financing, the Original Virium Shareholders shall, as a result of the Merger, hold a total of exactly 9,000,000 shares of Pharmaceuticals Common Stock on a Fully Diluted Basis. The number of shares of Pharmaceuticals Common Stock issued to each Company Stockholder in accordance with this Section 2.1(b) shall hereafter be referred to as the “Merger Shares” with respect to such Company Stockholder. At the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each registered holder of shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Shares.

(c)  No fraction of a share of Pharmaceuticals Common Stock will be issued, but in lieu of such issuance, each holder of Company Common Stock who would otherwise be entitled to a fraction of a share of Pharmaceuticals Common Stock as a result of the conversion and exchange of shares contemplated by this Article II shall receive from Pharmaceuticals one (1) additional share of Pharmaceuticals Common Stock. The fractional share interest of each Company Stockholder shall be aggregated such that no Company Stockholder shall receive more than the one (1) share of Pharmaceuticals Common Stock with respect to any interest in fractional shares.

2.2.  Exchange of Certificates.

(a)  Immediately prior to the Closing, Pharmaceuticals shall deposit, or shall cause to be deposited, with Wiggin and Dana LLP (the “Exchange Agent”), for the benefit of the Company Stockholders certificates in the names of each such Company Stockholder evidencing the number of Merger Shares to be issued to such Company Stockholder in accordance with this Article II. As soon as reasonably practicable after the Effective Time, Pharmaceuticals will instruct the Exchange Agent to deliver to each holder of record of a certificate or certificates which, immediately prior to the Effective Time evidenced outstanding Company Common Stock (collectively, the “Company Certificates”) a letter of transmittal containing instructions for use in effecting the surrender of such Company Certificates to the Exchange Agent in exchange for certificates evidencing the relevant number of Merger Shares. Upon due surrender of such Company Certificates, each such Company Stockholder will be entitled to receive certificates evidencing the number of Merger Shares to be issued to such Company Stockholder in accordance with Section 2.1, and the Company Certificate so surrendered shall be forthwith cancelled. Until surrendered as contemplated by this Section 2.2, each Company Certificate evidencing Company Common Stock shall be deemed at any time after the Effective Time to evidence only the right to receive, upon such surrender, the Merger Shares. No interest shall be paid on the Merger Shares. All Merger Shares issued upon exchange of the shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to such shares of Company Common Stock.

D-1-7

(b)  It is understood that the certificates evidencing the Merger Shares will bear the legends set forth below:

(i)  The Securities represented hereby have not been registered under the Securities Act of 1933, as amended (the “Act”), or under the securities laws of any other jurisdictions. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time. The issuer of these securities may require an opinion of counsel in form and substance satisfactory to the issuer to the effect that any proposed transfer or resale is in compliance with the Act and any applicable state securities laws;

(ii)  Any additional legend required by Applicable Law.

The legend set forth in (i) above shall be removed by Pharmaceuticals from any certificate evidencing such Merger Shares upon delivery to Pharmaceuticals of an opinion by counsel, reasonably satisfactory to Pharmaceuticals, that such security can be freely transferred without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued such Merger Shares.

2.3.  Certain Adjustments. If after the date hereof and prior to the Effective Time and to the extent permitted by this Agreement, the outstanding shares of Pharmaceuticals Common Stock or Company Common Stock shall be changed into a different number, class or series of shares by reason of any reclassification, recapitalization or combination, forward stock split, reverse stock split (other than the Reverse Stock Split), stock dividend or rights issued in respect of such stock, or any similar event shall occur (any such action, an “Adjustment Event”), the number of Merger Shares issued in exchange for each share of Company Common Stock shall be adjusted correspondingly to provide to the holders of Company Common Stock the right to receive the same economic effect as contemplated by this Agreement immediately prior to such Adjustment Event.

D-1-8

2.4.  Warrants. At the Effective Time, to the extent not exercised prior to the Effective Time, each outstanding warrant to purchase shares of Company Common Stock (a “Company Warrant”) set forth in Section 3.5 of the Company Disclosure Letter shall be automatically be converted into a warrant to acquire such number of shares of Pharmaceuticals Common Stock (a “Pharmaceuticals Warrant”) as the holder of such Company Warrants would have been entitled to receive as Merger Shares had such holder exercised such Company Warrant in full immediately prior to the Effective Time at an exercise price per share of Pharmaceuticals Common Stock appropriately adjusted such that the aggregate exercise price for such Pharmaceuticals Warrant shall be the same as it was prior to the Effective Time. At the Effective Time, Pharmaceuticals shall expressly assume the due and punctual observance and performance of each and every covenant contained in, and condition of, the Company Warrants to be performed and observed by the Company and all the obligations and liabilities thereunder. Notwithstanding anything to the contrary contained herein, immediately following the Closing of the Merger, the Original Virium Shareholders’ ownership immediately following the Effective Time of the Merger and immediately prior to the closing of the Equity Financing, shall, as a result of the Merger, equal a total of exactly 9,000,000 shares of Pharmaceuticals Common Stock on a Fully Diluted Basis. Notwithstanding the foregoing, the number of shares acquirable pursuant to, and the exercise price of, the Company Warrants issued in connection with the Bridge Financing (the “Bridge Warrants”) shall not be adjusted in connection with the Merger, and each such Bridge Warrant shall be automatically converted into a warrant to purchase an identical number of shares of Pharmaceuticals Common Stock.

(a)  As promptly as practicable after the Effective Time, Pharmaceuticals shall deliver to each holder of a Company Warrant a notice that contains a calculation in reasonable detail and accurately reflects the number of shares of Pharmaceuticals Common Stock that each such holder is entitled to receive upon the exercise of such holder's Company Warrant and the applicable adjusted exercise price. Together with such notice, or as part of such notice, Pharmaceuticals shall deliver a duly executed confirmation that Pharmaceuticals has expressly assumed the due and punctual observance and performance of each and every covenant contained in, and condition of, the applicable Company Warrant to be performed and observed by the Company and all the obligations and liabilities thereunder.

(b)  The number of shares of Pharmaceuticals Common Stock issuable upon exercise of the Pharmaceuticals Warrants shall be reserved by Pharmaceuticals out of authorized but unissued Pharmaceuticals Common Stock for issuance upon exercise in full of all Pharmaceuticals Warrants after the Effective Time. Notwithstanding the foregoing, upon the expiration of the Pharmaceuticals Warrants, such Pharmaceuticals Common Stock reserved for issuance upon the exercise of the Pharmaceuticals Warrants shall no longer be reserved.

D-1-9

2.5.  Bridge Notes. At the Effective Time, Pharmaceuticals shall assume the due and punctual performance of all of the terms and conditions of each outstanding convertible promissory note issued in connection with the Bridge Financing (the “Bridge Notes”) and each such Bridge Note shall, unless the conversion rights thereunder have previously expired, become convertible into the number of New Securities (as defined in the Bridge Note) of Pharmaceuticals and at such Conversion Price (as defined in the Bridge Note) as set forth therein.

2.6.  Payment from Company to Parent. At the Closing, the Company shall pay to Parent the amount of $300,000 in cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Parent (the “Cash Payment”), less any amount previously paid by the Company to Parent as an advance on the Cash Payment. Such Cash Payment shall be disbursed as directed by the Parent in writing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

Except as may be provided in a disclosure letter delivered by the Company to RAI, Pharmaceuticals and Merger Sub on the date hereof (the “Company Disclosure Letter”) the Company hereby represents and warrants to RAI, Pharmaceuticals and Merger Sub as follows:

3.1.  Organization and Qualification; Subsidiaries. The Company is a corporation duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has requisite corporate power and authority and governmental approvals to own, lease and operate its properties and to carry on its business as currently conducted. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification or licensing, except where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

3.2.  Equity Investments. The Company has no subsidiaries and does not own any equity interest in any other corporation or in any partnership, limited liability company or other form of business entity.

3.3.  Authority to Execute and Perform Agreement. The Company has the requisite power and all authority required to enter into, execute and deliver this Agreement and the Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby (collectively, the “Transactions”). The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions have been duly authorized and approved by all necessary corporate action.

D-1-10

3.4.  Binding Effect. This Agreement has been validly executed and delivered by the Company and, assuming the due execution and delivery hereof by RAI, Pharmaceuticals and Merger Sub, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting or relating to enforcement of creditors’ rights generally, and (ii) general equitable principles (regardless of whether such enforceability is considered in equity or at law).

3.5.  Capitalization.

(a)  As of the date hereof, the authorized capital stock of the Company consists of (i) 50,000,000 shares of common stock, par value $0.01 per share, of which 23,916,900 shares of common stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid, non-assessable and are not subject to preemptive rights created by statutes, the Company’s articles of incorporation or by laws or any agreement to which the Company is a party or by which it is bound, (ii) 1,000,000 shares of preferred stock, par value $0.01 per share, none of which is issued or outstanding. The Company has no other authorized, issued or outstanding class of capital stock.

(b)  Except for the notes and warrants to be issued in connection with the Bridge Financing and except as set forth in Section 3.5(b) of the Company Disclosure Letter, there are no existing options, rights, subscriptions, warrants, unsatisfied preemptive rights, calls, commitments or agreements relating to (i) the authorized and unissued capital stock of the Company, or (ii) any securities or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire from the Company, any shares of capital stock of the Company and no such convertible or exchangeable securities or obligations are outstanding.

3.6.  Vote Required; Board Approval. The only vote of the holders of any class or series of the Company’s capital stock necessary to approve the Merger is the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company. The Board of Directors of the Company, by resolutions duly adopted at a meeting duly called and held at which a quorum was present or by the unanimous written consent in lieu of such a meeting, has approved this Agreement, the Merger and the Transactions in accordance with the requirements of the NYBCL.

3.7.  Litigation. There are no judicial, governmental, administrative or arbitral actions, claims, suits or proceedings or investigations (collectively, “Legal Proceedings”) pending or, to the Knowledge of the Company, threatened against or involving the Company or any of its respective property or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Company.

3.8.  Title to Properties; Absence of Liens. The Company has (i) good and marketable title free and clear of any and all liens and encumbrances of any kind in and to all of its assets and properties, excluding immaterial matters and (ii) sufficient rights to all of their respective assets and properties to permit them to carry on their business as currently contemplated, whether real, personal or fixed, free and clear of all Liens, in each case, except (a) for Liens set forth in Section 3.8 of the Company Disclosure Letter, (b) for Liens for Taxes not yet due and payable or which the Company is contesting in good faith and for which adequate reserves have been established, (c) for such properties and assets as may have been sold since the date hereof in the ordinary course of business, and (d) for Liens not securing debt that do not materially detract from the value or materially interfere with the use of the property subject thereto (collectively, “Permitted Liens”).

D-1-11

3.9.  Compliance with Laws. The Company is not in violation of, default under, or conflict with, any applicable order, consent, approval, authorization, registration, declaration, filing, judgment, injunction, award, decree or writ of any Governmental Body or court of competent jurisdiction (collectively, “Orders”) or any Applicable Law, except for any such violations that would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

3.10.  Consents and Approvals. Except for (i) those consents, approvals, orders, authorizations, filings or notices set forth in Section 3.10 of the Company Disclosure Letter, (ii) applicable requirements of the Securities Act, the Exchange Act or state securities or “blue sky” laws (“Blue Sky Laws”), (iii) the New York Certificate of Merger and (iv) the Delaware Certificate of Merger, no consent, approval or authorization of, filing with, or notice to, any Governmental Body is required by the Company in connection with the execution, delivery and performance by the Company of this Agreement, each and every agreement contemplated hereby, and the consummation by the Company of the Transactions.

3.11.  Non-contravention. Except as set forth in Section 3.11 of the Company Disclosure Letter, the execution and delivery of this Agreement and the Transaction Documents by the Company, the performance by the Company of its obligations hereunder and thereunder, and the consummation of the Transactions contemplated hereby and thereby by the Company (A) do not and will not conflict with, or result in a breach or violation of (i) any provision of the Company’s charter or bylaws, (ii) any applicable laws, (iii) any material agreement, contract, lease, license or instrument to which the Company is a party or by which it or any of its properties or assets are bound and (B) will not result in the creation or imposition of any Lien upon any of the property or assets of the Company pursuant to any provision of any contract or Lien.

3.12.  Company Material Contracts. The Company is not in default under any Material Contract of the Company, nor to the Knowledge of the Company does any condition exist that, with notice or lapse of time or both, would constitute a default thereunder. To the Knowledge of the Company, no other party to any such Material Contract of the Company is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default thereunder. Except for those consents and approvals set forth in Section 3.12 of the Company Disclosure Letter, no approval or consent of any person is needed in order that the Material Contracts of the Company continue in full force and effect following the consummation of the transactions contemplated by this Agreement.

D-1-12

3.13.  Taxes.

(a)  Filing of Tax Returns. The Company has timely filed, or has had timely filed on its behalf, with the appropriate Taxing authorities all Tax Returns in respect of Taxes it is required to file. The Tax Returns filed (including any amendments thereof) are complete and accurate in all material respects. The Company has not requested any extension of time within which to file any Tax Return in respect of any Taxes, which Tax Return has not since been filed in a timely manner. To the Knowledge of the Company, no claim has ever been made by any Taxing authority in a jurisdiction where the Company does not file Tax Returns, or has Tax Returns filed on its behalf, that the Company is or may be subject to taxation by that jurisdiction, or liable for Taxes owing to that jurisdiction.

(b)  Payment of Taxes. All Taxes owed by the Company (whether or not shown as due on any Tax Returns) have been paid in full or adequate reserves on the Company’s books and/or records have been established. The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. The Company has made all required estimated Tax payments sufficient to avoid any underpayment penalties. The unpaid Taxes of the Company (A) do not, as of the Closing Date, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect the timing differences between book and Tax income) set forth on the face of the Company’s most recent balance sheets (rather than any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing, or having filed on its behalf, its Tax Returns. The charges, accruals and reserves on the books of the Company in respect of any liability for Taxes (x) based on or measured by net income for any years not finally determined, (y) with respect to which the applicable statute of limitations has not expired or (z) that has been previously deferred, are adequate to satisfy any assessment for such Taxes for any such years.

(c)  Audits, Investigations or Claims. There is no dispute or claim which has not been resolved concerning any Tax liability of the Company either (A) claimed or raised by any Taxing authority in writing or (B) as to which any of the directors and officers (and employees responsible for Tax matters) of the Company has Knowledge. There is no currently pending audit of any Tax Return of the Company by any Taxing authority, and the Company has not been notified in writing that any Taxing authority intends to audit any Tax Return of the Company. The Company has not executed any outstanding waivers or consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

3.14.  Financial Statements. The Company has delivered to RAI copies of its unaudited balance sheets and statements of income for the fiscal years ended December 31, 2006 and 2005 (the “Company Financial Statements”). The Company Financial Statements present fairly the financial condition and results of operations of the Company at the dates and for the periods covered by the Company Financial Statements. The Company represents and warrants that there has been no material adverse change in the financial condition of the Company from that stated in the Company Financial Statements.

D-1-13

3.15.  Books and Records. The books and records, financial and otherwise, of the Company are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets and liabilities of the Company.

3.16.  Intellectual Property. Except as set forth in Section 3.16 of the Company Disclosure Letter, the Company has no Intellectual Property for its business as now conducted and as proposed to be conducted. To the Knowledge of the Company, the business as conducted and as proposed to be conducted by the Company does not and will not cause the Company to infringe or violate any of the Intellectual Property of any other Person.

3.17.  Environmental Matters. (i) the Company is in compliance in all material respects with applicable Environmental Laws; (ii) the Company has all Permits required pursuant to Environmental Laws and are in compliance in all material respects with the terms thereof; (iii) there are no past or present events, activities, practices, incidents, actions or plans in connection with the operations of the Company which have given rise to or are reasonably likely to give rise to any material liability on the part of the Company under any Environmental Law; (iv) the Company has not generated, used, transported, treated, stored, released or disposed of, or has suffered or permitted anyone else to generate, use, transport, treat, store, release or dispose of any Hazardous Substance in violation of any Environmental Laws; and (v) there has not been any generation, use, transportation, treatment, storage, release or disposal of any Hazardous Substance in connection with the conduct of the business of the Company or the use of any property or facility by the Company, or to the Knowledge of Company, any nearby or adjacent properties, in each case, which has created or might reasonably be expected to create any material liability under any Environmental Law or which would require reporting to or notification of any Governmental Body.

3.18.  Real Property. The Company does not own, and has not owned, any real property or any interest in any real property.

3.19.  Broker’s Fees. Except as set forth in Section 3.19 of the Company Disclosure Letter, no broker, finder, agent or similar intermediary has acted on behalf of the Company in connection with this Agreement or the Transactions, and there are no brokerage commissions, finders’ fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Company.

3.20.  Labor Matters. The Company is not now, and has not been in the last five years, bound by or party to any collective bargaining agreement and, to the Knowledge of the Company, no application for certification of a collective bargaining agent is pending. The Company is in compliance with all Applicable Laws applicable to the Company affecting employment practices and terms and conditions of employment.

3.21.  Absence of Liabilities. As of December 31, 2006, the date of the Company’s most recent balance sheet, the Company does not have any debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that are not otherwise set forth in Section 3.21 of the Company Disclosure Letter, which shall be updated as of the Closing Date.

D-1-14

3.22.  Absence of Certain Changes or Events. Since December 31, 2006, the Company has not:

(a)  Conducted any business or engaged in any activities other than activities related to the negotiation and execution of this Agreement or activities in the ordinary course of its business;

(b)  Declared or made any payment of dividends or other distributions to its stockholders or upon or in respect of any shares of its capital stock or purchased, or obligated itself to purchase, retire or redeem, any shares of its capital stock or other securities;

(c)  Amended its articles of incorporation or bylaws;

(d)  Borrowed or agreed to borrow any funds; incurred or agreed to incur or become subject to any debts, liabilities or obligations of any kind whatsoever (other than (i) in connection with the Bridge Financing, (ii) in conjunction with the negotiation and execution of this Agreement, (iii) legal, accounting, advisory and board of director fees and expenses, (iv) obligations incurred in the ordinary course of business or (v) as set forth in Section 3.22(d) of the Company Disclosure Letter); subjected or agreed to subject any of the assets or properties of the Company to any lien, security interest, charge, interest or other encumbrance or suffered such to be imposed; or guaranteed or agreed to guarantee the debts or obligations of others.

3.23.  Full Disclosure. This Agreement (including the Company Disclosure Letter) does not (i) contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained herein, in the context in which made or provided, not false or misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES
OF RAI, PHARMACEUTICALS AND MERGER SUB

Except as may be provided in a disclosure letter delivered by RAI, Pharmaceuticals and Merger Sub to the Company on the date hereof (the “Parent Disclosure Letter”), RAI, Pharmaceuticals and Merger Sub hereby, jointly and severally, represent and warrant to the Company as follows:

4.1.  Organization and Qualification; Subsidiaries. RAI and each of its Subsidiaries, including, without limitation, Pharmaceuticals and Merger Sub, is a corporation, limited liability company or other legal entity duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has requisite power and authority and governmental approvals to own, lease and operate its properties and to carry on its business as currently conducted. RAI and each of its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification or licensing, except where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on Parent. Each of Pharmaceuticals and Merger Sub are wholly-owned Subsidiaries of RAI, and except for activities incident to or contemplated by this Agreement, neither Pharmaceuticals nor Merger Sub has engaged in any business activities of any type or kind whatsoever.

D-1-15

4.2.  Equity Investment. Except for Pharmaceuticals and Merger Sub, RAI does not own any equity interest in any other corporation or in any partnership, limited liability company or other form of business entity.

4.3.  Authority to Execute and Perform Agreement. Each of RAI, Pharmaceuticals and Merger Sub has the requisite power and all authority required to enter into, execute and deliver this Agreement and the Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance by each of RAI, Pharmaceuticals and Merger Sub of this Agreement and the consummation by RAI, Pharmaceuticals and Merger Sub of the Transactions have been duly authorized by all necessary corporate action.

4.4.  Binding Effect. This Agreement has been validly executed and delivered by RAI, Pharmaceuticals and Merger Sub and, assuming the due execution and delivery hereof by the Company, constitutes a valid and binding obligation of each of RAI, Pharmaceuticals and Merger Sub, enforceable against each of RAI, Pharmaceuticals and Merger Sub in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting or relating to enforcement of creditors’ rights generally, and (ii) general equitable principles (regardless of whether such enforceability is considered in equity or at law).

4.5.  Capitalization.

(a)  RAI. As of the date hereof, the authorized capital stock of RAI consists of (i) 10,000,000 shares of common stock, par value $0.01 per share, of which 6,918,186 shares of common stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable and (ii) 250,000 shares of preferred stock, par value $0.01 per share, which have been designated as Series A Convertible Preferred Stock, of which none are issued and outstanding. RAI has no other authorized, issued or outstanding class of capital stock. At the Closing, immediately prior to the Reincorporation, RAI shall effect the Reverse Stock Split as a result of which RAI will have no more than 300,000 shares of RAI Common Stock, issued and outstanding on a Fully Diluted Basis, plus (i) up to 500 shares of RAI Common Stock which may be issued by RAI solely in connection with rounding up fractional shares resulting from the Reverse Stock Split and (ii) up to 30,000 shares of RAI Common Stock which may be issued by RAI solely in connection with rounding up to 100 the number of shares to be issued to each Non-Round Lot Holder as a result of the Reverse Stock Split (such aggregate number of shares of RAI Common Stock issued and outstanding, the “Maximum Capitalization”).

D-1-16

(b)  Pharmaceuticals. On the Closing Date, immediately prior to the Closing and after the Reincorporation (and the exchange of shares effected thereby), the authorized capital stock of Pharmaceuticals shall consist of 100,000,000 shares of common stock, par value $0.001 per share, of which not more than a number of shares of Pharmaceuticals Common Stock that is equal to the Maximum Capitalization will be issued and outstanding on a Fully Diluted Basis, all of which will be validly issued, fully paid and non-assessable, and 20,000,000 shares of preferred stock, par value $0.001 per share, none of which will be issued or outstanding. Pharmaceuticals has no other authorized, issued or outstanding class of capital stock. Each issued and outstanding share of capital stock of Pharmaceuticals is owned by RAI free and clear of Liens. The certificate of incorporation of Pharmaceuticals following the effectiveness of the Reincorporation shall be in the form attached hereto as Exhibit A.

(c)  Merger Sub. Each issued and outstanding share of capital stock of Merger Sub is validly issued, fully paid and non-assessable and each such share is owned by RAI free and clear of Liens.

(d)  Liens; Obligations. Immediately after giving effect to the Merger, Pharmaceuticals will own free and clear of any Liens all of the outstanding capital stock of the Surviving Corporation. There are no obligations, contingent or otherwise, of RAI, Pharmaceuticals or Merger Sub, to repurchase, redeem or acquire shares of RAI, Pharmaceuticals or Merger Sub.

(e)  Options, Warrants, etc. There are no existing options, rights, subscriptions, warrants, unsatisfied preemptive rights, calls or commitments relating to (i) the authorized and unissued capital stock of RAI, Pharmaceuticals or Merger Sub, or (ii) any securities or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire from RAI, Pharmaceuticals or Merger Sub, any shares of capital stock of RAI, Pharmaceuticals or Merger Sub and no such convertible or exchangeable securities or obligations are outstanding.

(f)  Registration. The outstanding shares of the capital stock of RAI, Pharmaceuticals and Merger Sub have been issued in full compliance with the registration and prospectus delivery requirements of the Securities Act or in compliance with applicable exemptions therefrom, and the registration and qualification requirements of all applicable securities laws of states of the United States.

(g)  Merger Shares. The Merger Shares, when paid for and then issued as provided in this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, and will be free of any Liens or encumbrances and of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws or the Transaction Documents.

D-1-17

4.6.  Board Approval. The Board of Directors of each of RAI, Pharmaceuticals and Merger Sub, by resolutions duly adopted at a meeting duly called and held at which a quorum was present or by the unanimous written consent in lieu of such a meeting, has approved this Agreement, the Reverse Stock Split, the Reincorporation, the Merger and the Transactions in accordance with the requirements of the Maryland General Corporation Law (the “MGCL”) and DGCL (as applicable).

4.7.  SEC Reports and Financial Statements.

(a)  Each form, report, schedule, registration statement, proxy statement, information statement, exhibit and any other document, to the extent required to be filed in accordance with Applicable Law by RAI with the Securities and Exchange Commission (the “SEC”) (as such documents have been amended prior to the date hereof, the “SEC Reports”), as of its respective date, has complied in all material respects with the applicable requirements of the Securities Act and Exchange Act and was timely filed (except where a valid extension of the filing date was filed and the applicable SEC Report was filed within the period permitted by such extension). None of the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified or superseded by subsequent filings prior to the date hereof.

(b)  The consolidated financial statements of RAI included in such SEC Reports and any notes related thereto comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited interim financial statements, as permitted by Form 10-QSB of the SEC) and fairly present in all material respects (subject, in the case of the unaudited interim financial statements, to normal, recurring year end adjustments none of which are or will be material in amount, individually or in the aggregate) the consolidated financial position of RAI and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

(c)  Neither RAI nor any of its Subsidiaries have any direct or indirect liabilities that were not fully and adequately reflected or reserved against on the balance sheet or described in the notes to the audited financial statements of RAI. Neither RAI nor any of its Subsidiaries has any Knowledge of any circumstance, condition, event or arrangement that has taken place at any time that may hereafter give rise to any liabilities.

4.8.  No Material Adverse Change. Except as set forth in SEC Reports filed since December 31, 2005 (the “Recent Reports”), since December 31, 2005, neither RAI nor any of its Subsidiaries have conducted any business or engaged in any activities other than activities related to the negotiation and execution of this Agreement or activities in the ordinary course, consistent with past practice, and there has been no change in the business, properties, assets, operations or condition (financial or otherwise) of RAI or any of its Subsidiaries which has resulted or reasonably could be expected to result in or which RAI or any of its Subsidiaries has reason to believe could reasonably be expected to result in a Material Adverse Effect on RAI, and neither RAI nor any of its Subsidiaries has any Knowledge of any such change that is threatened, nor has there been any damage, destruction or loss affecting the assets, properties, business, operations or condition (financial or otherwise) of RAI or any of its Subsidiaries, whether or not covered by insurance which has resulted or reasonably could be expected to result in or which RAI or any of its Subsidiaries has reason to believe could reasonably be expected to result in a Material Adverse Effect on RAI. Since December 31, 2005, neither RAI nor any of its Subsidiaries has taken, directly or indirectly, any of the actions identified in Section 5.1, except as set forth in the Recent Reports.

D-1-18

4.9.  Books and Records. The books and records, financial and otherwise, of RAI and each of its Subsidiaries are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets and liabilities of RAI and each of its Subsidiaries.

4.10.  Litigation. There are no Legal Proceedings pending or, to the Knowledge of RAI or any of its Subsidiaries, threatened against or involving RAI, any of its Subsidiaries, or any of their respective property or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving RAI or any of its Subsidiaries.

4.11.  Absence of Liabilities. As of the date of RAI’s most recent quarterly report on Form 10-QSB filed with the SEC on May 21, 2007 (the “Quarterly Report”), neither RAI nor any of its Subsidiaries has any debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that are not otherwise set forth in Section 4.11 of the Parent Disclosure Letter, which shall be updated as of the Closing Date.

4.12.  Title to Properties; Absence of Liens. RAI and each of its Subsidiaries has good and marketable title to all of their respective assets and properties, whether real, personal or fixed, free and clear of all Liens, except for Liens for Taxes not yet due and payable or which RAI or any of its Subsidiaries is contesting in good faith and for which adequate reserves have been established.

4.13.  Compliance with Laws. Neither RAI nor any of its Subsidiaries is in violation of, default under, or conflict with, any applicable Order or any Applicable Law, except for any such violations that would not, individually or in the aggregate, have a Material Adverse Effect on RAI.

4.14.  Intellectual Property. Neither RAI nor any of its Subsidiaries owns, licenses or otherwise has any rights in or to any Intellectual Property.

4.15.  Non-Contravention. The execution and delivery of this Agreement and the Transaction Documents by RAI, Pharmaceuticals and Merger Sub, the performance by each of RAI, Pharmaceuticals and Merger Sub of its obligations hereunder and thereunder, and the consummation of the Transactions contemplated hereby and thereby by such entities (A) do not and will not conflict with, or result in a breach or violation of (i) any provision of the charter or bylaws of any of RAI, Pharmaceuticals and Merger Sub, (ii) any applicable laws, (iii) any material agreement, contract, lease, license or instrument to which RAI, Pharmaceuticals or Merger Sub is a party or by which RAI, Pharmaceuticals or Merger Sub or any of each of their properties or assets are bound and (B) will not result in the creation or imposition of any Lien upon any of the property or assets of RAI, Pharmaceuticals or Merger Sub pursuant to any provision of any contract or Lien.

D-1-19

4.16.  Consents and Approvals. Except for (i) those consents, approvals, authorizations, filings or notices set forth in Section 4.16 of the Parent Disclosure Letter, (ii) applicable requirements of the Securities Act, the Exchange Act or Blue Sky Laws, (iii) notices and filings in connection with the Reverse Stock Split and the Reincorporation, (iv) the New York Certificate of Merger, and (v) the Delaware Certificate of Merger, no consent, approval or authorization of, filing with, or notice to, any Governmental Body is required by RAI, Pharmaceuticals or Merger Sub in connection with the execution, delivery and performance by RAI, Pharmaceuticals and Merger Sub of this Agreement, each and every agreement contemplated hereby, and the consummation by RAI, Pharmaceuticals and Merger Sub of the Transactions.

4.17.  Employee Benefit Plans. Neither RAI nor any of its Subsidiaries has at any time sponsored, maintained or contributed to any Benefit Plan.

4.18.  RAI Material Contracts. Except as set forth in Section 4.18 of the Parent Disclosure Letter, neither RAI nor any of its Subsidiaries is in default under any Material Contract of RAI or any of its Subsidiaries, nor to the Knowledge of RAI and its Subsidiaries, does any condition exist that, with notice or lapse of time or both, would constitute a default thereunder. To the Knowledge of RAI and its Subsidiaries, no other party to any such Material Contract of RAI or any of its Subsidiaries is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default thereunder. No approval or consent of any person is needed in order that the Material Contracts of RAI or any of its Subsidiaries shall continue in full force and effect following the consummation of the transactions contemplated by this Agreement.

4.19.  Taxes. Except as set forth in Section 4.19 of the Parent Disclosure Letter:

(a)  Filing of Tax Returns. RAI and each of its Subsidiaries has timely filed, or have had timely filed on their behalf, with the appropriate Taxing authorities all Tax Returns in respect of Taxes required to be filed by them. The Tax Returns filed (including any amendments thereof) are complete and accurate in all material respects. RAI and each of its Subsidiaries have not requested any extension of time within which to file any Tax Return in respect of any Taxes, which Tax Return has not since been filed in a timely manner. To the Knowledge of RAI, no claim has ever been made by any Taxing authority in a jurisdiction where RAI or any of its Subsidiaries does not file Tax Returns, or has Tax Returns filed on their behalf, that they are or may be subject to taxation by that jurisdiction, or liable for Taxes owing to that jurisdiction.

D-1-20

(b)  Payment of Taxes. All Taxes owed by RAI and each of its Subsidiaries (whether or not shown as due on any Tax Returns) have been paid in full or adequate reserves on their respective books and/or records have been established. RAI and each of its Subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. RAI has made all required estimated Tax payments sufficient to avoid any underpayment penalties. The unpaid Taxes of RAI and each of its Subsidiaries (A) do not, as of the Closing Date, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect the timing differences between book and Tax income) set forth on the face of RAI’s and each of its Subsidiaries’ most recent balance sheets (rather than any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of RAI and each of its Subsidiaries in filing, or having filed on their behalf, their Tax Returns. The charges, accruals and reserves on the books of RAI and each of its Subsidiaries in respect of any liability for Taxes (x) based on or measured by net income for any years not finally determined, (y) with respect to which the applicable statute of limitations has not expired or (z) that has been previously deferred, are adequate to satisfy any assessment for such Taxes for any such years.

(c)  Audits, Investigations or Claims. There is no dispute or claim which has not been resolved concerning any Tax liability of RAI or any of its Subsidiaries either (A) claimed or raised by any Taxing authority in writing or (B) as to which any of the directors and officers (and employees responsible for Tax matters) of RAI or any of its Subsidiaries has Knowledge. There is no currently pending audit of any Tax Return of RAI or any of its Subsidiaries by any Taxing authority, and neither RAI nor any of its Subsidiaries has ever been notified in writing that any Taxing authority intends to audit any Tax Return of RAI or any of its Subsidiaries. Neither RAI nor any of its Subsidiaries has executed any outstanding waivers or consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

(d)  Lien. There are no encumbrances for Taxes (other than for current Taxes not yet due and payable) on any assets of RAI or any of its Subsidiaries.

(e)  Tax Elections. RAI and each of its Subsidiaries (i) have not agreed, or are required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise; (ii) have not made an election pursuant to Code Sections 338 or 336(e) or the regulations thereunder or any comparable provisions of any foreign or state or local income tax law; (iii) are not subject to any constructive elections under Code Section 338 or the regulations thereunder; (iv) have not made any payments, are obligated to make any payments, or are a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under §280G and §162(m) of the Code; and (v) have not made any of the foregoing elections or are required to apply any of the foregoing rules under any comparable state or local income Tax provision.

D-1-21

(f)  Prior Affiliated Groups. RAI and each of its Subsidiaries (A) have never been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code (other than a group the common parent of which was RAI) and (B) do not have any liability for the Taxes of any person (other than any of RAI and its Subsidiaries) under Treas. Reg. §1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise. Neither RAI nor any of its Subsidiaries is a successor to any other person by way of merger, reorganization or similar transaction, other than the Reincorporation.

(g)  Tax Sharing Agreements. Neither RAI nor any of its Subsidiaries is a party to any Tax allocation, indemnity or sharing or similar agreement.

(h)  Section 355. Neither RAI nor any of its Subsidiaries has distributed the stock of a “controlled corporation” (within the meaning of that term as used in Section 355(a) of the Code) in a transaction subject to Section 355 of the Code within the past two years.

(i)  Partnerships. Neither RAI nor any of its Subsidiaries owns an interest in a partnership for Tax purposes.

4.20.  Environmental Matters. (i) RAI and each of its Subsidiaries are in compliance in all material respects with applicable Environmental Laws; (ii) RAI and each of its Subsidiaries have all Permits required pursuant to Environmental Laws and are in compliance in all material respects with the terms thereof; (iii) there are no past or present events, activities, practices, incidents, actions or plans in connection with the operations of RAI or any of its Subsidiaries which have given rise to or are reasonably likely to give rise to any liability on the part of RAI or any of its Subsidiaries under any Environmental Law; (iv) neither RAI nor any of its Subsidiaries has generated, used, transported, treated, stored, released or disposed of, or has suffered or permitted anyone else to generate, use, transport, treat, store, release or dispose of any Hazardous Substance in violation of any Environmental Laws; and (v) there has not been any generation, use, transportation, treatment, storage, release or disposal of any Hazardous Substance in connection with the conduct of the business of RAI or any of its Subsidiaries or the use of any property or facility by RAI or any of its Subsidiary, or to the Knowledge of RAI and all of its Subsidiaries, any nearby or adjacent properties, in each case, which has created or might reasonably be expected to create any material liability under any Environmental Law or which would require reporting to or notification of any Governmental Body.

4.21.  Real Property. Neither the Parent nor any of its Subsidiaries owns, or, since August 31, 2001, has owned, any real property or any interest in any real property.

4.22.  Broker’s Fees. No broker, finder, agent or similar intermediary has acted on behalf of RAI or any of its Subsidiaries in connection with this Agreement or the Transactions, and there are no brokerage commissions, finders’ fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with RAI or any of its Subsidiaries.

D-1-22

4.23.  Labor Matters. RAI and each of its Subsidiaries is not now, and has not been in the last five years, bound by or party to any collective bargaining agreement and, to the Knowledge of RAI and its Subsidiaries, no application for certification of a collective bargaining agent is pending. RAI and each of its Subsidiaries is in compliance with all Applicable Laws applicable to RAI and each of its Subsidiaries affecting employment practices and terms and conditions of employment.

4.24.  Articles of Incorporation, Bylaws, and Minute Books. The copies of the Articles of Incorporation and of the Bylaws of RAI which have been delivered to the Company are true, correct and complete copies thereof. The corporate minutes of RAI, which have been delivered to the Company, are complete and accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the stockholders of RAI since the date of incorporation and accurately reflects all transactions referred to in such minutes and consents in lieu of meetings. RAI has delivered to Company all books, records, agreements and other material information of RAI relating to the business of RAI (the “RAI Information”). All documents furnished or caused to be furnished to the Company by RAI are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

4.25.  Full Disclosure. This Agreement (including the Parent Disclosure Letter) and the SEC Reports, do not (i) with respect to RAI or any of its Subsidiaries, contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) with respect to RAI or any of its Subsidiaries, omit to state any material fact necessary in order to make the representations, warranties and information contained herein (including the Parent Disclosure Letter) and the SEC Reports, in the context in which made or provided, not false or misleading.

ARTICLE V

ADDITIONAL AGREEMENTS OF THE PARTIES

5.1.  Actions Pending Closing. From the date hereof until the Effective Time, unless otherwise agreed to in writing, Parent, Pharmaceuticals and Merger Sub each agree to conduct its business and operations only in the ordinary course and in substantially the same manner as heretofore conducted and Parent shall continue to make timely filings (except pursuant to valid extensions) as required by the SEC pursuant to the Securities Act and the Exchange Act and shall not take any action that will adversely affect the ability of Parent to qualify for quotation of common stock of the Parent on the over the counter bulletin board. Without limiting the generality of the foregoing, prior to the Effective Time, none of Parent, Pharmaceuticals and Merger Sub shall, except as contemplated by this Agreement, without the prior written consent of the other parties to this Agreement, directly or indirectly, do any of the following:

D-1-23

(a)  except to the extent required by Applicable Law, as contemplated by this Agreement, as required to effect the Reverse Stock Split or as required to effect the Reincorporation, amend or otherwise change the Articles of Incorporation Bylaws or other similar organizational document;

(b)  issue or authorize or propose the issuance of, sell, pledge or dispose of, grant or otherwise create, or agree to issue or authorize or propose the issuance, sale, pledge, disposition, grant or creation of any additional shares of, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of, its capital stock or any debt or equity securities convertible into or exchangeable for such capital stock;

(c)  purchase, redeem or otherwise acquire or retire, or offer to purchase, redeem or otherwise acquire or retire, any shares of its capital stock (including any security convertible or exchangeable into its capital stock);

(d)  enter into any Material Contract;

(e)  declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, reclassify, recapitalize, split, combine or exchange any of its shares of capital stock;

(f)  incur or become contingently liable with respect to any indebtedness for borrowed money or guarantee any such indebtedness or issue any debt securities;

(g)  (i) increase the compensation payable or to become payable to, or enter into any employment agreement with, any of its directors, executive officers or employees, (ii) grant any severance or termination pay to any director, officer or employee, (iii) enter into any severance agreement with any director, officer or employee, (iv) establish, adopt, enter into, terminate, withdraw from or amend in any material respect or take action to accelerate any rights or benefits under any collective bargaining agreement, any stock option plan or any employee Benefit Plan or policy, or (v) hire any employee or consultant;

(h)  take any action, other than reasonable actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures, except as may be required by GAAP;

(i)  acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other means, any business or any corporation, partnership, association or other business entity;

(j)  mortgage or otherwise encumber, subject to any Lien, or sell, transfer or otherwise dispose of, any of its properties or assets that are material, individually or in the aggregate;

(k)  adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

D-1-24

(l)  pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the financial statements of RAI or incurred in the ordinary course of business and consistent with past practice;

(m)  take, or agree in writing or otherwise to take, any of the actions described in Sections 6.1(a) through (l) above, or any action which would make any of the representations or warranties contained in this Agreement untrue or incorrect in any material respect or prevent the parties to this Agreement from performing or cause the parties to this Agreement not to perform their respective covenants under this Agreement in any material respect;

(n)  waive, release, assign, settle or compromise any material rights, claims or litigation (including any confidentiality agreement);

(o)  authorize any of, or commit or agree to take any of, the foregoing actions; or

(p)  make or change any Tax election, settle any audit, claim or examination of Taxes, adopt or apply to change any method of accounting or accounting practice for Tax purposes, file any amended Tax Return, enter into any closing agreement or request a Tax ruling from a Tax authority, settle any claims for Taxes, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Taxes, Tax Return or claim for Taxes, or take any action or fail to take any action that would have a material adverse effect on the Tax liability of any of the parties to this Agreement;

provided, however, that nothing in this Section 5.1 shall be construed to preclude RAI from effecting the Reverse Stock Split or to preclude RAI and Pharmaceuticals from effecting the Reincorporation.

5.2.  Company Shareholders’ Approval. As soon as practicable after the date hereof, the Company will take all steps necessary to solicit the approval of the requisite number of stockholders of the Company approving the Merger and this Agreement in accordance with the provisions of the NYBCL (the “Company Consent”). Except as otherwise contemplated by this Agreement and subject to the exercise of the fiduciary duties of the Company’s directors, the Board of Directors of the Company (i) shall recommend to the stockholders of the Company that they approve the Merger, and (ii) shall use its reasonable best efforts to obtain the Company Consent.

5.3.  RAI, Pharmaceuticals and Merger Sub Stockholder Approval; Proxy Statement. Pharmaceuticals hereby agrees to approve by written consent the Merger and this Agreement on behalf of Merger Sub as Merger Sub’s sole stockholder in accordance with the DGCL. As soon as practicable, but no later than 30 calendar days after the date of this Agreement, RAI shall file with the SEC a proxy statement soliciting approval from the RAI stockholders for the Reverse Stock Split and the Reincorporation in accordance with Schedule 14A under the Exchange Act (the “Proxy Statement”). The Company shall cooperate with RAI in the preparation of the Proxy Statement. As promptly as practicable after the filing of the Proxy Statement with the SEC, RAI shall mail the Proxy Statement to the RAI stockholders together with a Schedule 14(f) notifying such stockholders of a change in the majority of RAI’s Board of Directors. Subject to the exercise of the fiduciary duties of RAI’s directors, the Board of Directors of RAI (i) shall recommend to the stockholders of RAI that they approve the Reverse Stock Split and the Reincorporation, and (ii) shall use its reasonable best efforts to obtain the approval of the RAI stockholders.

D-1-25

5.4.  Efforts; Consents. Each of the parties to this Agreement agrees to, and to cause its respective Subsidiaries to, use reasonable best efforts to take or cause to be taken all actions necessary, proper or advisable to consummate the Merger and the Transactions. Without limiting the generality of the foregoing, each of the parties hereto shall use, and shall cause its respective Subsidiaries to use, reasonable best efforts to obtain all authorizations, consents, orders and approvals of Federal, state, and local regulatory bodies, that are or may become necessary for the performance of its respective obligations pursuant to this Agreement, the Transactions Documents and the consummation of the Transactions, and shall cooperate fully in promptly seeking to obtain such authorizations, consents, orders and approvals as may be necessary for the performance of its respective obligations pursuant to this Agreement, the Transaction Documents and the Transactions. The parties shall not take, and shall cause their respective Subsidiaries not to take, any action which would have the effect of delaying, impairing or impeding the receipt of any required regulatory approvals, and the parties shall use, and shall cause their respective Subsidiaries to use, reasonable best efforts to secure such approvals as promptly as possible. The parties shall use, and shall cause their respective Subsidiaries to use, reasonable best efforts not to take any action or enter into any transaction which would result in a breach of any covenant made by such party in this Agreement.

5.5.  Filing of Tax Returns; Payment of Taxes. Each of the parties to this Agreement will prepare in a manner consistent with its past practice and timely file all Tax Returns it is required to file, the due date of which (without extensions) occurs on or before the Closing Date and shall pay all Taxes due with respect to any such Tax Returns.

5.6.  Access to Information.

(a)  The Company shall afford RAI and shall cause its independent accountants to afford to RAI, and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing to all information concerning the Company as RAI may reasonably request, provided that the Company shall not be required to disclose any information which it is legally required to keep confidential. RAI will not use such information for purposes other than this Agreement and will otherwise hold such information in confidence (and RAI will cause its consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available without any violation of this Agreement by RAI, and in the event of termination of this Agreement for any reason RAI shall promptly return, or cause to be returned, to the Company all documents obtained from the Company, and any copies made of such documents, extracts and copies thereof.

D-1-26

(b)  RAI shall afford the Company and the Company Shareholders and shall cause its independent accountants to afford to the Company and the Company Shareholders, and their accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing to all of RAI’s properties, books, contracts, commitments and records and to the audit work papers and other records of RAI’s independent accountants. During such period, RAI shall use reasonable efforts to furnish promptly to the Company and the Company Shareholders such information concerning RAI as the Company and the Company Shareholders may reasonably request, provided that RAI shall not be required to disclose any information which it is legally required to keep confidential. The Company and the Company Shareholders will not use such information for purposes other than this Agreement and will otherwise hold such information in confidence (and the Company and the Company Shareholders will cause their respective consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available without any violation of this Agreement by the Company, and in the event of termination of this Agreement for any reason the Company and the Company Shareholders shall promptly return, or cause to be returned, to the disclosing party all documents obtained from RAI, and any copies made of such documents, extracts and copies thereof.

5.7.  Confidentiality. Unless (i) otherwise expressly provided in this Agreement, (ii) required by Applicable Law, (iii) necessary to secure any required consents as to which the other party has been advised, or (iv) consented to in writing by RAI and the Company, this Agreement and any information or documents furnished in connection herewith shall be kept strictly confidential by the Company, RAI and its Subsidiaries, and their respective officers, directors, employees and agents. Prior to any disclosure pursuant to the preceding sentence, the party intending to make such disclosure shall consult with the other party to the extent practicable regarding the nature and extent of the disclosure. Subject to the preceding sentence, nothing contained herein shall preclude disclosures to the extent necessary to comply with accounting, SEC and other disclosure obligations imposed by Applicable Law. In the event the Merger is not consummated, RAI and the Company shall return to the other all documents furnished by the other and all copies thereof made by such party and will hold in absolute confidence all information obtained from the other party except to the extent (i) such party is required to disclose such information by Law or such disclosure is necessary in connection with the pursuit or defense of a claim, (ii) such information was known by such party prior to such disclosure or was thereafter developed or obtained by such party independent of such disclosure, (iii) such party received such information on a non-confidential basis from a source, other than the other party, which is not known by such party to be bound by a confidentiality obligation with respect thereto or (iv) such information becomes generally available to the public or is otherwise no longer confidential. Prior to any disclosure of information pursuant to the exception in clause (i) of the preceding sentence, the party intending to disclose the same shall so notify the party which provided the same to the extent practicable in order that such party may seek a protective order or other appropriate remedy should it choose to do so.

5.8.  Notification of Certain Matters. RAI shall give prompt notice to the Company if any of the following occurs after the date of this Agreement: (i) receipt of any notice or other communication in writing from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement; (ii) receipt of any notice or other communication from any Governmental Authority (including, but not limited to, the NASD, the SEC or any securities exchange) in connection with the transactions contemplated by this Agreement; (iii) the occurrence or non-occurrence of any fact or event which could reasonably be expected to cause any covenant, condition or agreement hereunder not to be complied with or satisfied in any material respect; (iv) the commencement or threat of any litigation involving or affecting RAI or any of its Subsidiaries, or any of their respective properties or assets; (v) the occurrence or non-occurrence of any fact or event that causes or is reasonably likely to cause a breach by RAI or Merger Sub of any provision of this Agreement, and (vi) the occurrence of any event that, had it occurred prior to the date of this Agreement without any additional disclosure hereunder, would have constituted a Material Adverse Effect on RAI.

D-1-27

5.9.  Non-Solicitation.

(a)  No party to this Agreement, nor any of their respective officers, directors, employees, agents, affiliates, accountants, counsel, investment bankers, financial advisors or other representatives (collectively, “Representatives”), shall (i) directly or indirectly, initiate, solicit or encourage, or take any action to facilitate the making of, any Acquisition Proposal, (ii) enter into any agreement or take any other action that by its terms could reasonably be expected to adversely affect the ability of the parties hereto to consummate the Merger, or (iii) directly or indirectly engage or otherwise participate in any discussions or negotiations with, or provide any information or data to, or afford any access to their properties, books or records to, or otherwise assist, facilitate or encourage, any person (other than the Company or any affiliate or associate thereof) relating to any Acquisition Proposal.

(b)  Each of the parties to this Agreement and each of their Representatives shall immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any other persons conducted heretofore with respect to any Acquisition Proposal.

For purposes of this Agreement, an “Acquisition Proposal” means any inquiry, proposal or offer from any person relating to (i) any direct or indirect acquisition or purchase of a business that constitutes 50% or more of the net revenues, net income or assets of any party to this Agreement, taken as a whole, or 50% or more of the common stock or voting power (or of securities or rights convertible into or exercisable for such common stock or voting power) of the Company or RAI, (ii) any tender offer or exchange offer that if consummated would result in any person beneficially owning 50% or more of the common stock or voting power (or of securities or rights convertible into or exercisable for such common stock or voting power) of the Company or RAI, or (iii) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company, RAI or any of their Subsidiaries that constitutes 50% or more of the net revenues, net income or assets of the Company and its Subsidiaries or RAI and its Subsidiaries, as the case may be, taken as a whole, or that results in the stockholders of the Company or RAI, as the case may be, immediately prior to such transaction owning less than 50% of the outstanding voting securities of the Company or RAI, as the case may be, immediately after such transaction, in each case other than the transactions contemplated by this Agreement. Each of the transactions referred to in clauses (i) - (iii) of the foregoing definition of Acquisition Proposal, other than the Merger proposed by this Agreement, is referred to herein as an “Acquisition Transaction.”

D-1-28

5.10.  Further Assurances. At any time and from time to time after the Closing, each party to this Agreement agrees to cooperate with each other party and to execute and deliver such other documents, instruments of transfer or assignment, files, books and records and do all such further acts as may be reasonably required to consummate the Transactions.

5.11.  Public Disclosure. Prior to the Closing, each party to this Agreement shall consult with each other party before issuing any press release or otherwise making any public statements, announcements or communications with respect to this Agreement or any of the Transactions and shall not issue any such press release or make any such public statement, announcement or communication without the prior written consent of the other parties, which consent shall not be unreasonably withheld, except as may be required by Applicable Law.

5.12.  Board of Directors. Prior to the Effective Time and after the Reincorporation, the Board of Directors of Pharmaceuticals, in accordance with applicable law, shall take all necessary action (including the resignation of existing directors) to cause its Board of Directors, as of the Effective Time, to consist of a total of five members, with one such member to be designated in writing by Parent and four such members to be designated in writing by the Company, each to hold office from the Effective Time until their respective successors are duly elected or appointed and qualify, or they resign or are removed.

5.13.  Reverse Stock Split; Reincorporation. As soon as practicable following the date of this Agreement, RAI and Pharmaceuticals shall take those actions necessary to effect, on the Closing Date, the Reverse Stock Split and the Reincorporation, including, without limitation, obtaining a CUSIP number and filing any necessary documents as may be necessary to effect the Reverse Stock Split in accordance with the MGCL and the Reincorporation pursuant to the MGCL and the DGCL. RAI shall effect the Reverse Stock Split prior to the Reincorporation.

5.14.  Existing RAI Liabilities. At the Closing, Parent shall pay or otherwise satisfy or discharge all of its debts, obligations and liabilities of any kind whatsoever, including, without limitation, all of the debts, obligations and liabilities set forth on its Quarterly Report, incurred between the date thereof and the Closing Date.

ARTICLE VI

CONDITIONS TO CLOSING

6.1.  Conditions to Each Party’s Obligations to Consummate the Transactions. The respective obligations of each party to this Agreement to consummate the Transactions shall be subject to the following conditions, unless waived in writing prior to the Closing Date by such party:

D-1-29

(a)  Consents and Approvals. All consents, approvals, authorizations, orders and action of any Governmental Body required to permit the consummation of the Transactions shall have been obtained or made and shall be in full force and effect.

(b)  No Restraints. No action shall have been taken, and no statute, rule, regulation, executive order, judgment, decree, or injunction shall have been enacted, entered, promulgated or enforced (and not repealed, superseded, lifted or otherwise made inapplicable), by any court or governmental or regulatory agency of competent jurisdiction which restrains, enjoins or otherwise prohibits the consummation of the Transactions (each party agreeing to use its reasonable best efforts to avoid the effect of any such statute, rule, regulation or order or to have any such order, judgment, decree or injunction lifted).

(c)  Investment Letter. Each Company Shareholder shall have delivered to the Company and RAI a completed investment representation letter in the form attached hereto as Exhibit B (each, an “Investment Letter”).

(d)  Subscription Agreement. Pharmaceuticals and Dawson James Securities, Inc., or its designees (“Dawson James”), shall have entered into a Subscription Agreement on terms and conditions satisfactory to the parties hereto, pursuant to which Pharmaceuticals shall issue to Dawson James 700,000 shares of Pharmaceuticals Common Stock.

6.2.  Conditions to Obligations of the Company to Consummate the Transactions.

The obligation of the Company to consummate the Transactions shall be subject to the satisfaction of the following conditions, unless waived in writing prior to the Closing Date by the Company:

(a)  Representations and Warranties. The representations and warranties of RAI, Pharmaceuticals and Merger Sub contained herein that are qualified as to materiality or a Material Adverse Effect (or similar concept) shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case at and as of the Effective Time with the same force and effect as though made at and as of the Effective Time (except to the extent a representation or warranty speaks specifically as of an earlier date, in which case as of such date).

(b)  Performance of Obligations. RAI, Pharmaceuticals and Merger Sub shall have performed, in all material respects, all obligations and complied with all covenants required by this Agreement to be performed or complied with, in all material respects, by each of them prior to the Effective Time.

(c)  Officer’s Certificate. RAI, Pharmaceuticals and Merger Sub shall have executed and delivered to the Company a certificate, dated the date of Closing and signed by an officer of RAI, Pharmaceuticals and Merger Sub, evidencing compliance with Sections 6.2(a) and 6.2(b) hereof.

D-1-30

(d)  Due Diligence. The Company shall have completed its financial, business and legal due diligence investigation of RAI to the Company’s and its counsel’s satisfaction which shall be determined at the sole and absolute discretion of the Company and its counsel.

(e)  Reverse Stock Split. The board of directors and a majority of the stockholders of RAI shall have duly and lawfully approved, in accordance with the MGCL and Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, the Reverse Stock Split, as a result of which RAI (and, immediately following the Reincorporation, Pharmaceuticals) will have a number of shares of common stock issued and outstanding on a Fully Diluted Basis immediately prior to the Closing that is not greater than the Maximum Capitalization, and a Certificate of Amendment to RAI’s articles of incorporation describing such Reverse Stock Split shall have been duly filed with the Secretary of State of Maryland, with a certified copy thereof to be provided to the Company at the Closing.

(f)  Bridge Financing. The Company shall have consummated a bridge financing pursuant to which certain lenders shall have provided financing for the Company in an amount not less than $500,000, based on a pre-money valuation as reasonably agreed among the parties and on terms and conditions satisfactory to the Company (the “Bridge Financing”); provided that $50,000 of the proceeds of the Bridge Financing shall be paid to Parent promptly following the consummation of the Bridge Financing as an advance on the Cash Payment described in Section 2.6. The Company shall have delivered copies of the executed Bridge Financing documents to Parent.

(g)  Equity Financing. Definitive agreements obligating investors to acquire at least $2,000,000 in capital stock of Parent based on a pre-money valuation as reasonably agreed among the parties, on terms and conditions satisfactory to the Company, in its sole discretion, shall have been executed and delivered to Parent, subject only to the Closing of the Merger, and the purchase price for such capital stock shall have been placed in escrow with the release of such purchase price subject only to the closing of the Merger (such transaction, the “Equity Financing”).

(h)  Stock Certificates. Certificates evidencing the number of Merger Shares to be issued to each Company Shareholder in the names of such Company Shareholders shall have been delivered by Pharmaceuticals or Pharmaceuticals’ agent to counsel to the Company in accordance with Section 2.2.

(i)  Approval. Holders of at least ninety percent (90%) of the Company’s outstanding capital stock shall have approved the Merger and this Agreement in accordance with the NYBCL.

(j)  Legal Opinion. The Company Shareholders shall have received the legal opinion of counsel to Parent, in agreed upon form addressed to such shareholders.

D-1-31

(k)  Resignations. The members of the board of directors of Pharmaceuticals immediately following the Reincorporation shall have each delivered his or her resignation effective as of the Closing in a form reasonably acceptable to the Company.

(l)  Reverse Stock Split; Reincorporation. The Reverse Stock Split and the Reincorporation shall have been completed and effective and any and all notices or other arrangements shall have been made with any regulatory authority or other entity to enable Pharmaceuticals to continue on as a public reporting company after the Reincorporation.

(m)  Accountant’s Opinion. The Company’s independent registered public accounting firm shall have completed the audit of the Company’s financial statements and shall have issued its opinion related thereto.

(n)  Material Adverse Effect. There shall not have occurred after the date hereof any event or events that, individually or in the aggregate, constitute a Material Adverse Effect on Parent.

6.3.  Conditions to Obligations of Parent and Merger Sub to Consummate the Transactions. The obligation of Parent and Merger Sub to consummate the Transactions shall be subject to the satisfaction of the following conditions, unless waived in writing prior to the Closing Date by Parent and Merger Sub:

(a)  Representations and Warranties. The representations and warranties of the Company contained herein that are qualified as to materiality or a Material Adverse Effect (or similar concept) shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case at and as of the Effective Time with the same force and effect as though made at and as of the Effective Time (except to the extent a representation or warranty speaks specifically as of an earlier date, in which case as of such date).

(b)  Performance of Obligations. The Company shall have performed, in all material respects, all obligations and complied with all covenants required by this Agreement to be performed or complied with, in all material respects, by it prior to the Effective Time.

(c)  Officer’s Certificate. The Company shall have executed and delivered to Parent a certificate, dated the date of Closing and signed by an officer of the Company, evidencing compliance with Sections 6.3(a) and 6.3(b) hereof.

(d)  Approval. Holders of at least ninety percent (90%) of the Company’ outstanding capital stock shall have approved the Merger and this Agreement in accordance with the NYBCL.

(e)  Material Adverse Effect. There shall not have occurred after the date hereof any event or events that, individually or in the aggregate, constitute a Material Adverse Effect on the Company.

D-1-32

ARTICLE VII

TERMINATION

7.1.  Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement and the Merger by the stockholders of the Company:

(a)  by the mutual written consent of the parties to this Agreement;

(b)  by either the Company or Parent, by written notice to the other if, for any reason, the Closing has not occurred prior to the close of business on or before August 31, 2007; provided, however, that (i) the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to the Company or Parent, as applicable, if the party seeking to terminate the Agreement is responsible for the delay;

(c)  by either the Company or Parent, by written notice to the other, if any court of competent jurisdiction shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the Merger and such order, judgment or decree shall have become final and nonappealable;

(d)  at the election of the Company, if (i) any of RAI, Pharmaceuticals or Merger Sub has materially breached any representation, warranty, covenant or agreement contained in this Agreement, which breach has not been cured on or before thirty (30) Business Days following delivery of written notice of such breach by the Company to RAI, Pharmaceuticals or Merger Sub; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(d) (A) shall not be available to the Company if the Company at such time, is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement, or (B) if the Company or its counsel is not satisfied with the financial, business or legal due diligence investigation of RAI or any item or issue that is discovered in the course of such investigation as determined by the Company or its counsel in its sole and absolute discretion; and

(e)  at the election of Parent, if the Company has materially breached any representation, warranty, covenant or agreement contained in this Agreement, which breach has not been cured on or before thirty (30) Business Days following delivery of written notice to the Company of such breach by Parent or Merger Sub; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(e) shall not be available to Parent if either RAI, Pharmaceuticals or Merger Sub, at such time, is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement.

7.2.  Effect of Termination. In the event of the termination of this Agreement by either the Company or Parent pursuant to Section 7.1, (i) this Agreement shall forthwith become void and have no further force or effect, and (ii) there shall be no further liability under this Agreement on the part of Parent or the Company, other than pursuant to the provisions of Section 5.6, Section 5.7, this Section 7.2 and Section 7.3.

D-1-33

7.3.  Expenses; Termination Fees.

(a)  Except as set forth in this Section 7.3, all costs and expenses incurred in connection with this Agreement and the Transaction shall be paid by the party incurring such costs and expenses, whether or not the Merger is consummated.

(b)  The Parent agrees to pay the Company, in addition to any other remedies that may be available to the Company, an amount equal to the Company’s Expenses if: (i) the Company terminates this Agreement pursuant to Section 7.1(d)(i), provided that such termination is the result of a breach by RAI, Pharmaceuticals or Merger Sub or any of their respective Representatives of either Section 5.1 or Section 5.9, or (ii) if the Parent executes a definitive agreement with respect to an Acquisition Transaction with any Person (other than Company) within six (6) months after the termination of this Agreement.

(c)  All payments under this Section 7.3 shall be made by wire transfer of immediately available funds to an account designated by the party to whom such payment will be made.

(d)  The term “Expenses” shall mean all out-of-pocket expenses incurred by the Company and its affiliates in connection with this Agreement, any letter of intent related to this Agreement, and the transactions and due diligence contemplated hereby, including, without limitation, fees and expenses of accountants, attorneys and financial advisors.

(e)  The parties acknowledge that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither Parent nor the Company would enter into this Agreement. Accordingly, if either party fails to promptly pay any amounts owing pursuant to this Section 7.3 when due, then the party from whom such payment is due shall in addition thereto pay to the other party all costs and expenses (including fees and disbursements of counsel) incurred in collecting such amounts, together with interest on such amounts (or any unpaid portion thereof) from the date such payment was required to be made until the date such payment is received by the party entitled to such payment hereunder at the prime rate of Chase Manhattan as in effect from time to time during such period.

ARTICLE VIII

MISCELLANEOUS

8.1.  Certain Definitions; Rules of Construction. Definitions shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. All Exhibits and Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein and, unless otherwise defined therein, all terms used in any Exhibit or Schedule shall have the meaning ascribed to such term in this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise expressly provided herein, any agreement, plan, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, plan, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. For the purposes of this Agreement, the following terms shall have the following meanings:

D-1-34

“Acquisition Proposal” has the meaning set forth in Section 5.9.

“Acquisition Transaction” has the meaning set forth in Section 5.9.

“Adjustment Event” has the meaning set forth in Section 2.3.

“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. The term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Law” means any Federal, state or local law, regulation, code, ordinance, statute, rule, Order, judgment, decree or other requirement of a Governmental Body applicable to the business of the Company, RAI, Pharmaceuticals or Merger Sub, as the context may require.

“Benefit Plan” means each deferred compensation, executive compensation, incentive compensation, stock purchase or other stock-based compensation plan, severance or termination pay, holiday, vacation or other bonus plan or practice, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement, commitment or arrangement, and each other employee Benefit Plan, program, agreement or arrangement, including, without limitation, each “employee Benefit Plan” as such term is defined under Section 3(3) of ERISA.

“Blue Sky Laws” has the meaning set forth in Section 3.10.

“Bridge Financing” has the meaning set forth in Section 6.2(f).

“Bridge Notes” has the meaning set forth in Section 2.5.

“Bridge Warrants” has the meaning set forth in Section 2.4.

“Business Day” means any day other than Saturday or Sunday or any other day on which banks in the State of New York are permitted or obligated to be closed for business.

“Cash Payment” has the meaning set forth in Section 2.6.

D-1-35

“Claim” means any action, suit, claim, complaint, demand, litigation or similar proceeding.

“Closing” has the meaning set forth in Section 1.2.

“Closing Date” has the meaning set forth in Section 1.2.

“Company” has the meaning set forth in the preamble.

“Company Certificates” has the meaning set forth in Section 2.2(a).

“Company Common Stock” has the meaning set forth in Section 2.1(b).

“Company Consent” has the meaning set forth in Section 5.2.

“Company Disclosure Letter” has the meaning set forth in Article III.

“Company Financial Statements” has the meaning set forth in Section 3.14.

“Company Shareholder” and “Company Shareholders” have the meaning set forth in Section 2.1.

“Company Warrant” has the meaning set forth in Section 2.4.

“DGCL” has the meaning set forth in the recitals.

“Delaware Certificate of Merger” has the meaning set forth in Section 1.2.

“Effective Time” has the meaning set forth in Section 1.2.

“Environmental Laws” means all applicable statutes, rules, regulations, ordinances, orders, decrees, judgments, permits, licenses, consents, approvals, authorizations, and governmental requirements or directives or other obligations lawfully imposed by Governmental Body under federal, state, local or common law, indemnity agreements or other contractual obligations, in each case, pertaining to the protection of the environment, protection of public health, protection of worker health and safety, the treatment, emission and/or discharge of gaseous, particulate and/or effluent pollutants, and/or the handling of hazardous materials, including, without limitation, the Clean Air Act, 42 U.S.C. § 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), 42 U.S.C. § 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et seq. (“RCRA”), and the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq.

“Equity Financing” has the meaning set forth in Section 6.2(g).

“Exchange Act” means the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

D-1-36

“Exchange Agent” has the meaning set forth in Section 2.2.

“Expenses” has the meaning set forth in Section 7.3(d).

“Fully Diluted Basis” shall mean that the amount of common stock of an entity outstanding shall be determined on the basis that all outstanding options, warrants and other convertible securities shall be deemed to be fully exercised or converted (as the case may be) into common stock; provided however, that the notes and warrants issued by the Company in connection with the Bridge Financing shall not be included in any Fully Diluted Basis calculation for purposes of this Agreement.

“GAAP” has the meaning set forth in Section 4.7(b).

“Governmental Body” means any court, administrative or regulatory agency or commission or other governmental authority of competent jurisdiction.

“Government Agency” means (i) the United States Government, including all departments and agencies of any branch of the United States Government, all independent agencies or instrumentalities and all non-appropriated fund activities within the United States Government and United States Government corporations, and (ii) any state or local government, including all departments, agents, agencies, branches, independent agencies or instrumentalities, activities, and non-appropriated fund activities of or within a state or local government and all state or local government corporations.

“Hazardous Substances” means any pollutants, contaminants, toxic or hazardous or extremely hazardous substances, materials, wastes, constituents, compounds, chemicals (including, without limitation, petroleum or any by-products or fractions thereof, any form of natural gas, Bevill Amendment materials, lead, asbestos and asbestos-containing materials, building construction materials and debris, polychlorinated biphenyls (“PCBs”) and PCB-containing equipment, radon and other radioactive elements, ionizing radiation, electromagnetic field radiation and other non-ionizing radiation, sonic forces and other natural forces, infectious, carcinogenic, mutagenic, or etiologic agents, pesticides, defoliants, explosives, flammables, corrosives and urea formaldehyde foam insulation) that are regulated by any Environmental Laws.

“Intellectual Property” means all of the following as they are used in connection with the business of a Person as presently conducted and as they exist in all jurisdictions throughout the world, in each case, to the extent owned by such Person:

(a)  patents, patent applications and inventions, designs and improvements described and claimed therein, patentable inventions and other patent rights (including any divisions, continuations, continuations-in-part, substitutions, or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are modified, withdrawn, or resubmitted);

D-1-37

(b)  trademarks, service marks, trade dress, trade names, brand names, designs, logos, or corporate names, whether registered or unregistered, and all registrations and applications for registration thereof;

(c)  copyrights and mask works, including all renewals and extensions thereof, copyright registrations and applications for registration thereof;

(d)  trade secrets, confidential business information and other proprietary information, concepts, ideas, designs, research or development information, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, know-how, technical data and databases, discoveries, inventions, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to copyright, mask work, or trade secret protection);

(e)  computer software programs, including, without limitation, all source code, object code, and documentation related thereto; and

(f)  Internet addresses, domain names, web sites, web pages and similar rights and items.

“Investment Letter” has the meaning set forth in Section 6.1(c).

“Knowledge” with respect to any Person, means the actual knowledge of any of the officers or directors of such Person after diligent inquiry.

“Legal Proceedings” has the meaning set forth in Section 3.7.

“Lien” means any mortgage, pledge, lien, charge, easement, restrictive covenant, encumbrance, voting or transfer restriction, or security interest.

“MGCL” has the meaning set forth in Section 4.6.

“Material Adverse Effect” means any change, effect, event or occurrence that is materially adverse to the condition (financial or otherwise), assets, properties, business or operations of a Person and its Subsidiaries, taken as a whole.

D-1-38

“Material Contract” means all of the following contracts, agreements, understandings or arrangements, whether or not in writing, to which a Person is a party or by or to which any of them or any of their assets or properties are bound or subject, with respect to: (i) any current or former officer, director, stockholder, employee, consultant, agent or other representative or with an entity in which any of the foregoing is a contracting person; (ii) any labor union or association representing any employee; (iii) the purchase or sale of materials, supplies, equipment, merchandise or services that contain an escalation, renegotiation or redetermination clause calling for an aggregate purchase or sale price or payments of more than $5,000 in any one case (or in the aggregate, in the case of any related series of contracts and other agreements); (iv) the sale of any of its assets or properties other than in the ordinary course of business or for the grant to any person of any preferential rights to purchase any of its assets or properties; (v) joint ventures, strategic alliances or partnerships; (vi) an indemnity or sharing of any tax liability of any third party; (vii) the purchase or sale price or payments of more than $5,000 in any one case (or in the aggregate, in the case of any related series of contracts and other agreements) that cannot be canceled by such Person with less than ninety days’ notice without incurring liability, premium or penalty; (viii) the sharing of fees, the rebating of charges or other similar arrangements; (ix) obligations or liabilities of any kind to holders of such Person securities as such; (x) covenants of such Person not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with the such Person in any line of business or in any geographical area; (xi) the acquisition by the such Person of any operating business, including the assets or the capital stock of any other person; (xii) options for the purchase of any asset, tangible or intangible, requiring the payment to any person of a commission or fee; (xiii) the payment of fees or other consideration on behalf of any officer or director of such Person or to any other entity in which any of the foregoing has an interest; (xiv) the borrowing of money; (xv) any purchase price or sale price or payments of more than $5,000 in any one case (or in the aggregate, in the case of any related series of contracts and other agreements) whether or not made in the ordinary course of business; (xvi) the purchase or sale of material, supplies, equipment, merchandise, intellectual property, real property, assets (whether tangible or intangible) or services where the purchase or sale price, the estimated purchase or sale price, the maximum order price, the maximum contract price, or the ceiling price (whether in one case or in the aggregate, in the case of a related series of contracts or other agreements) is more than $5,000, and a party to the contract or the known end or ultimate user, seller, or purchaser is any Government Agency; (xvii) any schedule contracts with the United States General Services Administration or any multiple award schedule contracts, basic agreements, basic ordering agreements, or blanket purchase agreements with any Government Agency; and (xviii) any other contract, agreement or arrangement that is material to the business of a Person.

“Maximum Capitalization” has the meaning set forth in Section 4.5(a).

“Merger” has the meaning set forth in the recitals.

“Merger Shares” has the meaning set forth in Section 2.1(b).

“Merger Sub” has the meaning set forth in the preamble.

“NYBCL” has the meaning set forth in the recitals.

“New York Certificate of Merger” has the meaning set forth in Section 1.2.

“Non-Round Lot Holder” shall mean any Person who holds an amount of shares of RAI Common Stock prior to the Reverse Stock Split that would result in the amount of post Reverse Stock Split shares issued to such Person to be less than 100 shares without giving effect to the proviso in the definition of the term “Reverse Stock Split”.

D-1-39

“Orders” has the meaning set forth in Section 3.9.

“Original Virium Shareholders” shall mean all holders of shares of Company Common Stock or warrants, options or other rights to acquire Company Common Stock to the extent that such shareholder hold such shares, warrants, options or other rights as the result of transactions other than the Bridge Financing.

“Parent” has the meaning set forth in the preamble.

“Parent Disclosure Letter” has the meaning set forth in Article IV.

“Permitted Liens” has the meaning set forth in Section 3.8.

“Person” means any individual, corporation, partnership, limited liability company or partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

“Pharmaceuticals” has the meaning set forth in the preamble.

“Pharmaceuticals Common Stock” has the meaning set forth in Section 2.1(b).

“Proxy Statement” has the meaning set forth in Section 5.3.

“Quarterly Report” has the meaning set forth in Section 4.11.

“RAI” has the meaning set forth in the preamble.

“RAI Common Stock” means the common stock, par value $0.01 per share, of RAI.

“RAI Information” has the meaning set forth in Section 4.24.

“Recent Reports” has the meaning set forth in Section 4.8.

“Reincorporation” has the meaning set forth in the preamble.

“Representatives” has the meaning set forth in Section 5.9.

“Reverse Stock Split” shall mean a 1 for 23.06062 reverse stock split to be effected by RAI prior to the Reincorporation, pursuant to which each 23.06062 shares of RAI Common Stock issued and outstanding prior to such reverse stock split shall be converted and exchanged into one share of RAI Common Stock following such reverse stock split, with any fractional shares being rounded up to the next whole share; provided that a Non-Round Lot Holder shall have the number of shares such Non-Round Lot Holder would otherwise receive as a result of the Reverse Stock Split be rounded up to 100 such that the shares held by any Non-Round Lot Holder shall be converted and exchanged into an aggregate of 100 shares of RAI Common Stock following the Reverse Stock Split.

D-1-40

“SEC” has the meaning set forth in Section 4.7(a).

“SEC Reports” has the meaning set forth in Section 4.7(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” of any Person means any corporation, partnership, joint venture or other legal entity of which such Person (either directly or through or together with any other Subsidiary of such Person), owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or similar governing body of such corporation, partnership, joint venture or other legal entity.

“Surviving Corporation” has the meaning set forth in Section 1.1.

“Tax” or “Taxes” means any taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, franchise, profits, gross receipts, capital, sales, use, ad valorem, value added, transfer, transfer gains, inventory, capital stock, license, withholding, payroll, employment, social security (or similar), unemployment, excise, severance, stamp, occupation, real or personal property, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, registration, alternative or add-on minimum, and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to tax or additional amounts thereon whether disputed or not, imposed by any taxing authority (Federal, state, local or foreign) and shall include any transferee liability in respect of Taxes.

“Tax Return” means any returns, declarations, reports, estimates, information returns or statements relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Transaction Documents” means this Agreement and each of the agreements and instruments contemplated hereby or thereby, including, without limitation, the New York Certificate of Merger and the Delaware Certificate of Merger, the officer’s certificate to be delivered by each of RAI, Pharmaceuticals and Merger Sub pursuant to Section 6.2(c) and the Company pursuant to Section 6.3(c), the Company Disclosure Letter, the Parent Disclosure Letter and all documents, instruments or agreements attached to or contemplated by any of the foregoing.

“Transactions” has the meaning set forth in Section 3.3.

8.2.  Waivers and Amendments. Subject to Applicable Law, this Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by or on behalf of the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

D-1-41

8.3.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS OF SUCH STATE, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

8.4.  Notices. Any notices or other communications required under this Agreement shall be in writing and be effective upon delivery if given by hand delivery or facsimile transmission or on the next day after given if delivered by overnight courier, and shall be given at the addresses or facsimile numbers set forth below, with copies provided as follows:

(a)  if to the Company or the Surviving Corporation:

Virium Pharmaceuticals Inc.
116 Village Blvd., Suite 200
Princeton, NJ 08540
Attn: James M. Pachence
Fax: (908) 292-1096

with a copy to:

Wiggin and Dana LLP
400 Atlantic Street
Stamford, CT 06901
Fax: (203) 363-7676
Attn: Michael Grundei, Esq.

(b)  if to Parent or Merger Sub:

REIT Americas, Inc.
2960 N. Swan Rd., Suite 300
Tucson, AZ 85712
Attn: James Sellers
Fax: (520) 326-7375

with copies to:

Blank Rome LLP
1200 North Federal Highway
Suite 417
Boca Raton, FL 33432
Attn: Bruce C. Rosetto, Esq.
Fax: (561) 417-8186

or at such other place or places or to such other person or persons as shall be designated in writing by the parties to this Agreement in the manner herein proved.

D-1-42

8.5.  Section Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

8.6.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument. This Agreement may be executed by facsimile or other electronic image transmission technology. Copies of signature pages delivered by facsimile or other means of electronic image transmission shall have the same force and effect as originals thereof.

8.7.  Assignments. This Agreement, by operation of law or otherwise, shall be binding upon and inure to the benefit of successors and legal representatives of the parties hereto.

8.8.  Entire Agreement; Enforceability. This Agreement and the Transaction Documents, including the Exhibits and Schedules attached hereto and thereto: (i) constitute the entire agreement among the parties with respect to the Transactions and supersedes all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof and thereof; and (ii) shall be binding upon, and are solely for the benefit of each party hereto and nothing in this Agreement is intended to confer upon any other Person any rights or remedy of any nature whatsoever hereunder or by reason of this Agreement or any of the Transaction Documents.

8.9.  Severability. Any term or provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

[Signature page follows.]

D-1-43

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed as of the date first above written.

Virium Pharmaceuticals Inc.

By:	/s/ James M. Pachence

Name: James M. Pachence Title: President & CEO

REIT Americas, Inc.

By:	/s/ F. Dale Markham

Name: F. Dale Markham Title: President

Virium Pharmaceuticals, Inc. (Delaware)

By:	/s/ F. Dale Markham

Name: F. Dale Markham Title: President

Virium Merger Sub, Inc.

By:	/s/ F. Dale Markham

Name: F. Dale Markham Title: President

D-1-44

EXHIBIT D-2

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This Amendment, dated as of September 11, 2007 and effective August 31, 2007 (this “Amendment”), amends the Agreement and Plan of Merger, dated as of May 25, 2007 (the “Merger Agreement”), by and among Virium Pharmaceuticals Inc., a New York corporation (the “Company”), REIT Americas, Inc., a Maryland corporation (“RAI”), Virium Pharmaceuticals, Inc., a Delaware corporation and direct, wholly-owned subsidiary of RAI (“Pharmaceuticals”) and Virium Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Pharmaceuticals (“Merger Sub”).  Terms not otherwise defined herein which are defined in the Merger Agreement shall have the same respective meanings herein as therein.

WHEREAS, the parties have agreed to modify certain terms and conditions of the Merger Agreement as specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendment to the Merger Agreement. Section 7.1(b) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“(b)  by either the Company or Parent, by written notice to the other if, for any reason, the Closing has not occurred prior to the close of business on or before November 2, 2007; provided, however, that (i) the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to the Company or Parent, as applicable, if the party seeking to terminate the Agreement is responsible for the delay;”

2.           Ratification, Etc.  Except as expressly amended hereby, all terms and conditions of the Merger Agreement, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  All references to the Merger Agreement shall hereafter refer to the Merger Agreement, as amended hereby.

3.           Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  The executed signature pages hereto may be delivered by facsimile or other means of electronic image transmission, such a copy of any signature page hereto shall have the same force an effect as an original thereof.

4.           GoverningLaw.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to principles of conflict of laws).

 [Signature Page Follows]

D-2-1

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

Virium Pharmaceuticals Inc.

By:	/s/ James Pachence

Name: James Pachence Title: President and CEO

REIT Americas, Inc.

By:	/s/ F. Dale Markham

Name: F. Dale Markham Title: President

Virium Pharmaceuticals, Inc. (Delaware)

By:	/s/ F. Dale Markham

Name: F. Dale Markham Title: President

Virium Merger Sub, Inc.

By:	/s/ F. Dale Markham

Name: F. Dale Markham Title: President

D-2-2

EXHIBIT D-3

SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS SECOND AMENDMENT, dated as of December 12, 2007 (this “Second Amendment”), amends the Agreement and Plan of Merger, dated as of May 25, 2007 (the “Merger Agreement”), by and among Virium Pharmaceuticals Inc., a New York corporation (the “Company”), REIT Americas, Inc., a Maryland corporation (“RAI”), Virium Pharmaceuticals, Inc., a Delaware corporation and direct, wholly-owned subsidiary of RAI (“Pharmaceuticals”) and Virium Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Pharmaceuticals (“Merger Sub”).  Terms not otherwise defined herein which are defined in the Merger Agreement shall have the same respective meanings herein as therein.

WHEREAS, the parties have agreed to modify certain terms and conditions of the Merger Agreement as specifically set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.               Amendments to the Merger Agreement.

1.           The last sentence of the first paragraph of Section 2.4 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“Notwithstanding the foregoing, the number of shares acquirable pursuant to, and the exercise price of, the Company Warrants issued in connection with the Bridge Financing and the Second Bridge Financing (the “Bridge Warrants”) shall not be adjusted in connection with the Merger, and each such Bridge Warrant shall be automatically converted into a warrant to purchase an identical number of shares of Pharmaceuticals Common Stock.  For avoidance of doubt, any Company Warrant issued after the date hereof as consideration or partial consideration for an amendment to or waiver under any promissory note issued pursuant to the Bridge Financing or Second Bridge Financing shall be deemed to be a Bridge Warrant and issued “in connection with” the Bridge Financing or Second Bridge Financing (as applicable).”

2.           Section 2.5 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“At the Effective Time, Pharmaceuticals shall assume the due and punctual performance of all of the terms and conditions of each outstanding convertible promissory note issued in connection with the Bridge Financing and the Second Bridge Financing (the “Bridge Notes”) and each such Bridge Note shall, unless the conversion rights thereunder have previously expired, become convertible into the number of New Securities (as defined in the applicable Bridge Note) of Pharmaceuticals and at such Conversion Price (as defined in the applicable Bridge Note) as set forth therein.

D-3-1

3.           Section 3.5(b) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“Except for the notes and warrants to be issued in connection with the Bridge Financing and the Second Bridge Financing, and except as set forth in Section 3.5(b) of the Company Disclosure Letter, there are no existing options, rights, subscriptions, warrants, unsatisfied preemptive rights, calls, commitments or agreements relating to (i) the authorized and unissued capital stock of the Company, or (ii) any securities or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire from the Company, any shares of capital stock of the Company and no such convertible or exchangeable securities or obligations are outstanding.”

4.           Section 3.22(d) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“Borrowed or agreed to borrow any funds; incurred or agreed to incur or become subject to any debts, liabilities or obligations of any kind whatsoever (other than (i) in connection with the Bridge Financing and the Second Bridge Financing, (ii) in conjunction with the negotiation and execution of this Agreement, (iii) legal, accounting, advisory and board of director fees and expenses, (iv) obligations incurred in the ordinary course of business or (v) as set forth in Section 3.22(d) of the Company Disclosure Letter); subjected or agreed to subject any of the assets or properties of the Company to any lien, security interest, charge, interest or other encumbrance or suffered such to be imposed; or guaranteed or agreed to guarantee the debts or obligations of others.”

5.           The following paragraph is added as a new Section 6(o) of the Merger Agreement:

“(o)       Pharmaceuticals shall have entered into employment agreements with James Pachence and David Holtz, substantially in the form attached hereto as Exhibit C.”

6.           The table of contents of the Merger Agreement is amended to include the following in the list of exhibits to the Merger Agreement:

“Exhibit C     Form of Employment Agreement”

7.           Section 7.1(b) of the Merger Agreement is hereby deleted in its entirety and replaced with the following (which amendment shall be deemed effective as of October 15, 2007):

“(b)  by either the Company or Parent, by written notice to the other if, for any reason, the Closing has not occurred prior to the close of business on or before March 31, 2008; provided, however, that (i) the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to the Company or Parent, as applicable, if the party seeking to terminate the Agreement is responsible for the delay;”

D-3-2

8.           The definition of Fully Diluted Basis in Section 8.1 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“ “Fully Diluted Basis” shall mean that the amount of common stock of an entity outstanding shall be determined on the basis that all outstanding options, warrants and other convertible securities shall be deemed to be fully exercised or converted (as the case may be) into common stock; providedhowever, that the notes and warrants issued by the Company in connection with the Bridge Financing and the Second Bridge Financing shall not be included in any Fully Diluted Basis calculation for purposes of this Agreement.”

9.           The definition of Original Virium Shareholders in Section 8.1 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“ “Original Virium Shareholders” shall mean all holders of shares of Company Common Stock or warrants, options or other rights to acquire Company Common Stock to the extent that such shareholder holds such shares, warrants, options or other rights as the result of transactions other than the Bridge Financing and/or the Second Bridge Financing.”

10.           The following definition is hereby added in Section 8.1 of the Merger Agreement:

“ “Second Bridge Financing” shall mean a second round of bridge financing pursuant to which certain lenders shall have provided financing for the Company in an amount of up to an aggregate of $500,000 on terms and conditions satisfactory to the Company and which may be effected pursuant to one or more sets of transaction documents in one or more tranches or closings.”

11.           Attachment 1, Form of Employment Agreement, attached hereto and made a part of this Amendment, is hereby added to the Exhibits as Exhibit C.

II.           Ratification, Etc.  Except as expressly amended hereby, all terms and conditions of the Merger Agreement, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  All references to the Merger Agreement shall hereafter refer to the Merger Agreement, as amended hereby.

III.           Counterparts.  This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  The executed signature pages hereto may be delivered by facsimile or other means of electronic image transmission, such a copy of any signature page hereto shall have the same force an effect as an original thereof.

IV.           Governing Law.  This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to principles of conflict of laws).

 [Signature Page Follows]

D-3-3

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

Virium Pharmaceuticals Inc.

By:	/s/ James Pachence

Name: James Pachence Title: President and CEO

REIT Americas, Inc.

By:	/s/ F. Dale Markham

Name: F. Dale Markham Title: President

Virium Pharmaceuticals, Inc. (Delaware)

By:	/s/ F. Dale Markham

Name: F. Dale Markham Title: President

Virium Merger Sub, Inc.

By:	/s/ F. Dale Markham

Name: F. Dale Markham Title: President

D-3-4

EXHIBIT E

ARTICLES OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
REIT AMERICAS, INC.

Pursuant to Section 2-602 of the General Corporation Law of the State of Maryland (the “MGCL”), REIT Americas, Inc. (hereinafter called the “Corporation”), organized and existing under and by virtue of the MGCL, does hereby certify as follows:

FIRST:   The Board of Directors of the Corporation by the unanimous written consent of its members dated July 3, 2007 adopted resolutions declaring it advisable that the Corporation amend the Articles of Incorporation of the Corporation (the “Articles”) as set forth herein (the “Amendment”) and submitted the Amendment to the stockholders of the Corporation for consideration.

SECOND:   At the annual meeting of the stockholders on ___________, 2007, the stockholders of the Corporation approved the Amendment.

THIRD:   The Certificate is hereby amended as follows:

The existing ARTICLE V of the Articles are hereby amended by adding the following at the end thereof:

“Section 4.  Effective upon the filing hereof (the “Effective Time”), each 23.06062 shares of Common Stock of the Corporation, $0.01 par value per share (the “OldCommon Stock”), issued and outstanding immediately prior to the Effective Time shall be converted and exchanged into one (1) share of Common Stock (the “Reverse Stock Split”) of the Corporation, $0.01 par value per share (the “New Common Stock”), without any further action by the holders of such shares of Old Common Stock, including whether or not certificates representing such shares of Old Common Stock are surrendered to the Corporation or its transfer agent, providedthat any holder of Old Common Stock who holds an amount of shares of Old Common Stock prior to the Reverse Stock Split that would result in the aggregate number of New Common Stock shares issued to such holder being less than one-hundred (100) shares without giving effect to this proviso (each such holder, a “Non-Round Lot Holder”) shall have the number of shares such Non-Round Lot Holder would otherwise receive as a result of the Reverse Stock Split rounded up to one-hundred (100) such that the shares held by any Non-Round Lot Holder shall be converted and exchanged into an aggregate of one-hundred (100) shares of New Common Stock following the Reverse Stock Split.  No fractional shares shall result from the Reverse Stock Split and any fractional share of New Common Stock that would be deemed to be held of record by any holder of New Common Stock upon the Reverse Stock Split shall be rounded up to the nearest whole number.  Each stock certificate representing shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled.”

E-1

FOURTH:   These Articles of Amendment shall become effective immediately upon the filing hereof.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does file these Articles of Amendment, hereby declaring and certifying that the facts herein stated are true and accordingly has hereunto set his hand this ____ day of ____________, 2007.

REIT AMERICAS, INC.

Name:
Title:

E-2

EXHIBIT F-1

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

INDEX

Page

Report of Independent Registered Public Accounting Firm	2

Balance Sheets
December 31, 2006 and 2005	3

Statements of Operations
For the Years Ended December 31, 2006 and 2005, and the Period From July 15, 1997 (Date of Inception) Through December 31, 2006	4

Statements of Cash Flows
For the Years Ended December 31, 2006 and 2005, and the Period From July 15, 1997 (Date of Inception) Through December 31, 2006	5

Statements of Stockholders’ Deficiency
For the Years Ended December 31, 2006 and 2005, and the Period From July 15, 1997 (Date of Inception) Through December 31, 2006	6

Notes to Financial Statements	7

F-1-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Virium Pharmaceuticals, Inc. (a development stage company) as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ deficiency and cash flows for the years then ended and for the period from July 15, 1997 (Date of Inception) through December 31, 2006. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Virium Pharmaceuticals, Inc. as of December 31, 2006 and 2005, and its results of operations and cash flows for the years then ended and for the period from July 15, 1997 (Date of Inception) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Virium Pharmaceuticals, Inc. will continue as a going concern.  As discussed in Note 1 to the financial statements, Virium Pharmaceuticals, Inc. suffered losses from operations and has a working capital deficiency, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ J.H. Cohn LLP

Roseland, New Jersey
December 12, 2007
F-1-2

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS
DECEMBER 31, 2006 AND 2005

	2006	2005
ASSETS
Current Assets:
Cash	$59,992	$65,026
Total current assets	59,992	65,026

Security deposit	2,250	2,250
Debt issuance costs, net	13,750	178,750
Total Assets	$75,992	$246,026

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
Current Liabilities:
Accounts payable and accrued expenses	$682,075	$515,161
Other current liabilities	227,845	227,845
Deferred revenue	5,304	5,304
Accrued interest on notes payable – related party	144,607	—
Convertible notes payable – related party	1,327,000	—
Total current liabilities	2,386,831	748,310

Deferred revenue	34,751	40,055
Accrued interest on notes payable – related party	—	38,289
Convertible notes payable – related party	—	577,000
Total liabilities	2,421,582	1,403,654

Commitments and contingencies

Stockholders’ deficiency:
Preferred stock – $0.001 par value; 1,000,000 shares authorized; No shares issued and outstanding as of December 31, 2006 and 2005	—	—
Common stock - $0.001 par value; 50,000,000 shares authorized; 13,916,900 and 11,500,000 issued and outstanding as of December 31, 2006 and 2005, respectively	13,917	11,500
Additional paid-in capital	522,595	418,510
Deficit accumulated during the development stage	(2,882,102)	(1,587,638)
Total stockholders’ deficiency	(2,345,590)	(1,157,628)
Total Liabilities and Stockholders’ Deficiency	$75,992	$246,026

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

F-1-3

VIRIUM PHARMACEUTICALS, INC.
 (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2006 AND 2005 AND THE PERIOD FROM
JULY 15, 1997 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2006

	2006	2005	Period from July 15, 1997 (date of inception) to December 31, 2006
REVENUE
License revenue	$5,304	$4,641	$9,945
Total revenue	5,304	4,641	9,945

OPERATING COSTS
Research and development	714,449	939,439	1,653,888
General and administrative	314,001	413,301	777,302
Total operating costs	1,028,450	1,352,740	2,431,190
Loss from operations	(1,023,146)	(1,348,099)	(2,421,245)

OTHER EXPENSES
Interest expense	106,318	38,289	144,607
Debt issuance costs	165,000	151,250	316,250
Total other expenses	271,318	189,539	460,857

Net loss	$(1,294,464)	$(1,537,638)	$(2,882,102)

Net loss per share – basic and diluted	$(0.10)	$(0.13)

Weighted-average shares outstanding – basic and diluted	12,498,408	11,483,562

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

F-1-4

VIRIUM PHARMACEUTICALS, INC.
 (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2006 AND 2005 AND THE PERIOD FROM
JULY 15, 1997 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2006

	2006	2005	Period from July 15, 1997 (date of inception) to December 31, 2006
OPERATING ACTIVITIES
Net loss	$(1,294,464)	$(1,537,638)	$(2,882,102)
Adjustments to reconcile net loss to net cash used in operating activities:
Common stock issued for acquired technologies	1,478	100,000	101,478
Liabilities assumed with acquired technologies	—	260,167	260,167
Warrant issued and exercised for services	105,024	—	105,024
Amortization of debt issuance costs	165,000	151,250	316,250
Changes in operating assets and liabilities:
Accounts payable, accrued expenses and other liabilities	166,914	432,839	649,753
Accrued interest on convertible notes	106,318	38,289	144,607
Deferred revenue	(5,304)	45,359	40,055
Other assets	—	(2,250)	(2,250)
Net cash used in operating activities	(755,034)	(511,984)	(1,267,018)

FINANCING ACTIVITIES
Common stock issuance	—	—	10
Advances under convertible note	750,000	577,000	1,327,000
Net cash provided by financing activities	750,000	577,000	1,327,010

Net increase (decrease) in cash	(5,034)	65,016	59,992

Cash, beginning of period	65,026	10	—

Cash, end of period	$59,992	$65,026	$59,992

Supplemental disclosure of non cash transactions:
Common stock issued under license agreements	$1,478	$100,000	$101,478
Warrant issued and exercised for settlement of accrued consulting services	105,024	—	105,024
Warrant issued with convertible notes	—	330,000	330,000

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

F-1-5

VIRIUM PHARMACEUTICALS, INC.
 (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ DEFICIENCY
YEARS ENDED DECEMBER 31, 2006 AND 2005 AND THE PERIOD FROM
JULY 15, 1997 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2006

	Common Stock		Additional Paid-in	Deficit Accumulated During the Development
	Shares	Amount	Capital	Stage	Total

Issuance of shares of common stock	10,000,000	$10,000	$(9,990)	$—	$10
Net loss	—	—	—	(50,000)	(50,000)
Balance at December 31, 2004	10,000,000	10,000	(9,990)	(50,000)	(49,990)

Repurchase of outstanding common stock from sole stockholder	(10,000,000)	(10,000)	9,999	—	(1)
Issuance of shares of common stock	10,000,000	10,000	(9,999)	—	1
Issuance of common stock under license agreement	1,500,000	1,500	98,500	—	100,000
Warrant issued with convertible note	—	—	330,000	—	330,000
Net loss	—	—	—	(1,537,638)	(1,537,638)
Balance at December 31, 2005	11,500,000	11,500	418,510	(1,587,638)	(1,157,628)

Warrant issued for settlement of accrued consulting services	—	—	102,632	—	102,632
Warrant for consulting services exercised	2,391,900	2,392	—	—	2,392
Issuance of common stock under license agreement	25,000	25	1,453	—	1,478
Net loss	—	—	—	(1,294,464)	(1,294,464)
Balance at December 31, 2006	13,916,900	$13,917	$522,595	$(2,882,102)	$(2,345,590)

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

F-1-6

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

Note 1 — Business, Basis of Presentation and Nature of Operations:

Business:

Virium Pharmaceuticals, Inc. (the “Company”) is a development stage biopharmaceutical company based in Princeton, New Jersey that in-licenses novel therapeutics and develops such therapeutics for the treatment of cancer.  The Company’s development strategy is structured around the development of novel and proprietary small molecule inhibitors targeting enzymes involved primarily in oncology.

Basis of Presentation:

The Company is a development stage enterprise since it has not yet generated any continuing revenue from the sale of products or royalties and, through December 31, 2006, its efforts have been principally devoted to identifying and acquiring, by license or otherwise, drug candidates for the treatment of cancer. Accordingly, the accompanying financial statements have been prepared in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises.” The Company has reported a net loss of $1,294,464 and negative cash flows from operating activities of $755,034 for the year ended December 31, 2006. The net loss from date of inception, July 15, 1997, to December 31, 2006 amounted to $2,882,102. Management believes that the Company will continue to incur net losses and negative net cash flows from operating activities through at least 2010.

Going Concern:

The Company’s continued operations will depend on its ability to raise additional funds through various potential sources such as equity and debt financing. Through December 31, 2006, a significant portion of its financing has been through a convertible note financing.  Given the current and desired pace of clinical development of its three primary product candidates and the costs of maintaining the general operations of the business, the Company will need additional funding in 2007.  The Company is currently in negotiations to raise additional capital to fund its development and general operations.  If it is unable to raise additional capital, the Company will likely be forced to curtail or cease desired development activities and the general operations of the business.  There can be no assurance that such capital will be available on favorable terms or at all. The Company will need additional financing thereafter until it can achieve profitability, if ever.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result if the Company was unable to continue as a going concern.

F-1-7

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

Note 2 — Significant Accounting Policies:

The significant accounting policies followed in the preparation of these financial statements are as follows:

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses for the periods presented. Accordingly, actual results could differ from those estimates.

Initial Capitalization and Stock Split

On January 4, 2005, the Company purchased all the outstanding shares of the Company’s stock for $1 from the Company’s sole stockholder.  On January 5, 2005, the Company issued 10,000,000 shares for $1, and SCO Capital Partners, LLC, considered the Company’s Majority Stockholder, received 8,500,000 of these initial shares.

On July 16, 2006, the Company decreased the par value of the Company’s common stock from $0.01 to $0.001, increased the number of shares authorized for issuance to 51,000,000 (50,000,000 authorized as common stock and 1,000,000 authorized as preferred stock), and effected a 100,000 for 1 stock split for all shares outstanding as of July 16, 2006.  All share and per share information has been retroactively adjusted to reflect the change in par value and stock split.

Fair Value of Financial Instruments:

For financial instruments consisting of cash, accounts payable, and other liabilities included in the Company’s balance sheets, the carrying amounts reasonably approximate the fair values due to their short maturities. It is not practical to estimate the fair value of the Company’s debt because quoted market prices do not exist and there were no available securities with similar terms to use as a basis to value the debt.

Property and Equipment:

The Company has not acquired any property and equipment to date.  Property and equipment purchases will be recorded at cost and depreciated over estimated useful lives using the straight-line method. Leasehold improvements will be recorded at cost and depreciated over the shorter of their useful lives or the term of the lease by use of the straight-line method. Maintenance and repair costs will be charged to operations as incurred.

F-1-8

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

Revenue Recognition:

The Company expects to generate revenue principally from collaborative research and development arrangements, technology licenses, and government grants and eventually through the sales of products.  Revenue is recognized when the four basic criteria of revenue recognition are met: (1) a contractual agreement exists; (2) transfer of technology has been completed or services have been rendered; (3) the fee is fixed or determinable; and (4) collectibility is reasonably assured.  Revenue arrangements with multiple components are divided into separate units of accounting if certain criteria are met, including whether the delivered component has stand-alone value to the customer, and whether there is objective and reliable evidence of the fair value of the undelivered items. Consideration received is allocated among the separate units of accounting based on their respective fair values, and the applicable revenue recognition criteria are then applied to each of the units. Where an item in a revenue arrangement with multiple deliverables does not constitute a separate unit of accounting and for which delivery has not occurred, the Company defers revenue until the delivery of the item is completed.

Upfront, non-refundable license fees and other fees received in connection with research and development collaboration are recorded as deferred revenue and recognized ratably over their relevant periods specified in the agreements, generally the research term or life of the relevant patents.    The Company has one sublicense agreement under which it has received an up-front non-refundable fee of $50,000.  The Company deferred the revenue recognition of the fee because the sublicense requires continuing obligations around the development activities.  The Company is recognizing the deferred revenue over the life of the agreement which is based on the life of the licensed patents.

Research and Development:

Research and development costs are charged to operations as incurred. Research and development expenses include license fees charged to in-process research and development, fees paid to development consultants, including our clinical program management and outside service providers for laboratory development, legal expenses resulting from intellectual property protection, and other expenses relating to the acquiring, design, development, testing, and enhancement of our development programs.  The Company accrues for costs incurred as the services are being provided by monitoring the status of the services being provided and the invoices received from external service providers. As actual costs become known, the Company adjusts its accruals in the period when actual costs become known.

Concentration of Risk:

Financial instruments, which potentially subject the Company to concentrations of credit risk, principally consist of cash.  The Company currently does not have any investments in excess of its cash balances.  The Company currently maintains all of its cash balances in an account with one financial institution. The Company will adopt an investment policy that includes guidelines related to diversification and maturities to maintain safety and liquidity should the Company accumulate significant cash balances. Accordingly, the Company does not believe it is exposed to any significant credit risk.

F-1-9

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

Equity Transactions:

Under SFAS No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123(R)”), the Company is required to measure and recognize all share-based payment awards made to employees and directors including stock options based on estimated fair values.   SFAS 123(R) supersedes the Company’s previous accounting under Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”), for periods beginning in fiscal year 2006.  In March 2005, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 107 (“SAB 107”) relating to SFAS 123(R). We applied the provisions of SAB 107 in the adoption of SFAS 123(R).

In accordance with the provisions of SFAS 123(R) and EITF No. 96-18, all issuances of common stock or other equity instruments to non-employees (including consultants) as the consideration for goods or services received by the Company are accounted for based on the fair value of the equity instruments issued unless the fair value of the consideration received can be more reliably measured.  The fair value of any warrants issued to non-employees is recorded in expense and additional paid-in capital in stockholders’ deficiency or current liabilities over the applicable service periods using variable accounting through the vesting date based on the fair value of the warrants at the end of each period.

Income Taxes:

Deferred income taxes are recognized for differences between the bases of assets and liabilities for financial statement and income tax purposes. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled.  Deferred income taxes are also recognized for net operating loss carryforwards and tax credits that are available to offset future taxable income.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which the temporary differences are expected to be reversed. Changes to enacted tax rates would result in either increases or decreases in the provision for income taxes in the period of change.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The realization of deferred tax assets is primarily dependent on future earnings. Any reduction in estimated forecasted results may require that the Company record valuation allowances against deferred tax assets. Once a valuation allowance has been established, it will be maintained until there is sufficient positive evidence to conclude that it is more likely than not that the deferred tax assets will be realized. A pattern of sustained profitability will generally be considered as sufficient positive evidence to reverse a valuation allowance. If the allowance is reversed in a future period, the income tax provision will be correspondingly reduced. Accordingly, the increase and decrease of valuation allowances could have a significant negative or positive impact on future earnings.

F-1-10

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

Net Loss per Common Share:

Basic net loss per common share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding during the periods presented as required by SFAS No. 128, “Earnings per Share”. Diluted earnings per common share have not been presented because the assumed conversion of the convertible note (see Note 4) and the exercise of the Company’s outstanding warrants would have been anti-dilutive. Potentially dilutive securities excluded from the calculations for the years ended December 31, 2006 and 2005 amounted to warrants for 10,000,000 shares of common stock.

Warrants Issued with Debt Instruments:

The debt discount attributable to the value of warrants issued with the convertible promissory note were amortized to other expense over the terms of the related debt instrument on a straight-line basis, which approximates the effective interest method.

Recently Issued Accounting Standards:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109”. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006 and the Company is currently evaluating the impact, if any, that FIN 48 may have on the Company’s results of operations or financial position.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which addresses how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under U.S. generally accepted accounting principles (“GAAP”). As a result of SFAS 157, there is now a common definition of fair value to be used throughout GAAP which is expected to make the measurement of fair value more consistent and comparable. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company is currently evaluating the impact, if any, that SFAS 157 may have on the Company’s results of operations or financial position.

In December 2006, the FASB issued the FASB Staff Position (“FSP”) No. EITF 00-19-2, (“EITF 00-19-2”), “Accounting for Registration Payment Arrangements”. This FSP addresses an issuer’s accounting for registration payment arrangements. This FSP specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies”. The guidance in this FSP amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”, to include scope exceptions for registration payment arrangements. This FSP further clarifies that a financial instrument subject to a registration payment arrangement should be accounted for in accordance with other applicable GAAP without regard to the contingent obligation to transfer consideration pursuant to the registration payment arrangement. This FSP is effective immediately for registration payment arrangements and the financial instruments subject to those arrangements that are entered into or modified subsequent to the date of issuance of this FSP, or for financial statements issued for fiscal years beginning after December 15, 2006, and interim periods within those fiscal years. The Company’s adoption of EITF 00-19-2 did not have an impact on the Company’s results of operations or financial position.

F-1-11

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

On February 15, 2007, FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”, (“SFAS 159”). SFAS 159 provides companies with an option to report selected financial assets and liabilities at fair value. SFAS 159 also establishes presentation and disclosure requirements to facilitate comparisons between companies using different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Earlier adoption is permitted provided the Company also elects to apply the provisions of SFAS 157. We are currently evaluating the impact that SFAS 159 may have on our financial statements.

In June 2007, the FASB ratified EITF Issue No. 07-03, “Accounting for Nonrefundable Advance Payments for Goods and Services Received for Use in Future Research and Development Activities” (“EITF 07-03”).  EITF 07-03 requires companies to defer nonrefundable advance payments for goods and services and to expense advance payments as the goods are delivered or services are rendered. If the Company does not expect to have the goods delivered or services performed, the advance should be expensed. EITF 07-03 is effective for fiscal years beginning after December 15, 2007. We are currently evaluating the impact of adopting EITF 07-03 on our results of operations and financial condition.

The FASB and the Securities and Exchange Commission (the “SEC”) had issued certain other accounting pronouncements as of December 31, 2006 that will become effective in subsequent periods; however, the Company does not believe that any of those pronouncements would have significantly affected our financial accounting measurements or disclosures had they been in effect during the years ended December 31, 2006 and 2005 or that they will have a significant effect at the time they become effective.

F-1-12

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

Note 3 — Accounts Payable, Accrued Expenses and Other Liabilities:

Accounts payable and accrued expenses at December 31 consist of the following:

	2006	2005

Licensing fees and development costs	$388,027	$115,301

Advisory fees – related party	—	175,000

Consulting fees	15,000	—

Patent costs	272,303	216,971

Other	6,745	7,889

Total	$682,075	$515,161

The Company also has other current liabilities of $227,845 as of December 31, 2006 and 2005 which were acquired liabilities related to a licensing agreement.

Note 4 — Convertible Promissory Note and Warrants – Related Party:

In February 2005, the Company issued a convertible promissory note (the “Note”) and warrant to the Company’s Majority Stockholder.  The Note is structured as a line of credit and is secured by our assets.  The Note carries an annual interest rate of 12% with all accrued interest due at maturity, and was due at the earlier of (i) our completion of an equity financing of at least $5,000,000 or (ii) February 1, 2007.  The Note’s conversion feature was at the option of SCO Capital Partners LLC, at a conversion rate based on the next offering of equity securities.  The Company accounts for the intrinsic value of beneficial conversion rights arising from the issuance of convertible debt instruments with non-detachable conversion rights that are in-the-money at the commitment date pursuant to the consensus of EITF Issue No. 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios” and EITF Issue No. 00-27 (“EITF 00-27”), “Application of Issue No. 98-5 to Certain Convertible Instruments.” Such values are determined by first allocating an appropriate portion of the proceeds received from the debt instruments to the warrants included in the exchange based on the fair values of the warrants and the debt instruments as explained above. The intrinsic value of the beneficial conversion rights at the commitment date may also be recorded as additional paid-in capital or liabilities and debt discount as of that date or, if the terms of the debt instrument are contingently adjustable, may only be recorded if a triggering event occurs and the contingency is resolved.  Because the conversion price of the Note was to be determined in the future based on the value of any future equity offering by the Company, without any discount, the beneficial conversion feature of the Note is considered a contingent beneficial conversion feature.  The Company will recognize any impact from beneficial conversion feature when the contingency no longer exists.

F-1-13

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

The warrant granted in connection with the Note was for 10,000,000 shares of the Company’s common stock at $0.01 per share, and expires seven years from the date of grant.  The Company accounted for the value of the warrant arising from the issuance of debt instruments pursuant to EITF 00-27, by allocating the proceeds first to the fair value of warrants, and then any residual amounts to the debt instruments. The Company used a valuation model to determine the fair value of the warrant.  The assumptions utilized in the valuation model were a dividend yield of zero, a volatility factor of 121%, the risk-free interest rate of 3.91% which was the prevailing rate at the warrant issuance date, and expected warrant life of 6 years. The fair value of the common stock used in the Black-Scholes valuation model was equal to the value determined by the Company using valuation procedures.   The value of the warrant was determined to be $330,000 and this amount was allocated to paid-in capital and deferred debt issuance costs.

The Company has also paid advisory fees to the Company’s Majority Stockholder of $150,000, $150,000, and $312,500 for the years ended December 31, 2006 and 2005 and from inception, respectively.

Note 5 — Common Stock:

VectraMed Shares

In February 2005, the Company issued 1,500,000 shares of common stock as part of the consideration provided for under a license agreement from VectraMed, Inc. (See “Phenylbutyrate License” under Note 6).  The Company used valuation procedures to determine the fair value of the shares.  The fair value was determined to be $0.06667 per share, and the $100,000 value was considered part of the initial license fee and charged to research and development as licensed in-process research and development in 2005.

Chairman Services

In November 2004, the Company entered in a consulting services agreement for the performance of chairman of the board services for the Company.  Our chairman is an officer of the Majority Stockholder.  Under the original agreement, our chairman was to receive a warrant representing 8% of the Company’s common stock shares.  The agreement also called for a monthly consulting fee of $12,500 per month.  The Company did not issue any equity instruments or pay any consulting fee under the original agreement.

In August, 2006, the consulting agreement was amended and under the amendment, the Company issued a warrant to purchase 2,391,900 shares of the Company’s common stock.  The Company had accrued consulting expense from November 2004 through August 2006 for these consulting services.  The Company used valuation procedures to determine the fair value of the warrant.  The warrant had a strike price of $0.001 per share, and the total exercise price was considered satisfied by the services rendered when the warrant was exercised in August 2006.  The assumptions utilized in the valuation model were a dividend yield of zero, a volatility factor of 90%, the risk-free interest rate of 4.86% which was the prevailing rate at the warrant issuance date, and expected warrant life of 5 years.  The fair value of the warrant was determined to be $102,632.  The Company reversed the previous accrued consulting fees to the value of the warrant and credited the adjusted amount to additional paid-in capital when the warrant was granted.

F-1-14

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

UMDNJ Shares

In November 2006, the Company issued 25,000 shares of common stock as part of the consideration provided for under a license agreement with the University of Medicine and Dentistry of New Jersey (See “UMDNJ License” under Note 6).  The Company used a valuation model to determine the fair value of the shares.  The fair value was determined to be $0.059 per share, and the $1,478 value was considered part of the initial license fee and charged to research and development as licensed in-process research and development in 2006.

Note 6 — Licenses:

Phenylbutyrate License and Sublicense

In January 2005, the Company entered into an exclusive license agreement with VectraMed, Inc. (“VectraMed”) and subsequently a novation agreement with VectraMed and the National Institute of Health (“NIH”) for the exclusive worldwide rights to certain amino acid derivative compounds with potential therapeutic use as anti-cancer agents commonly known as Phenylbutyrate (“PB”).  VectraMed acquired the exclusive license rights from a former licensee through a transfer agreement in June 2003 and a subsequent novation agreement between VectraMed, NIH and the former licensee.  Under the agreement with VectraMed, the Company paid a one-time license fee of $250,000, assumed $260,167 in liabilities the majority of which were due to the former licensee, and agreed to issue 1,500,000 shares of the Company’s common stock to VectraMed.  The total consideration paid under the agreement was expensed as acquired technology in 2005.

The license, transfer and novation agreements provide the Company with the exclusive worldwide rights to develop, make, use, and sell products derived from the licensed technology, and continues for the life of the last-to-expire patent. The licensed technology has produced thirteen issued patents, the last of which is due to expire in June 2014.   Under the agreements, the Company is obligated to make certain royalty and milestone payments to the NIH and the former licensee.  Future milestone payments include approximately $3 million of pre-commercialization milestones and an additional $3.2 million of milestones based on various product approvals and cumulative gross sales levels.  In addition to milestone payments, there is an annual minimum royalty of $5,000 due the NIH, and additional royalties based on net sales of any commercialized products, as well as a portion of any sub-license revenue received by the Company.    The Company is obligated to use its best efforts to advance the development of PB as outlined under a development program as amended from time to time by the Company and NIH.  The Company is also required to reimburse certain patent and patent prosecution costs incurred by NIH.

F-1-15

\

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

In February 2005, the Company entered into a sublicense agreement with Bridge Oncology Products, Inc. (now known as Somanta Pharmaceuticals, Inc., “Somanta”) providing Somanta with rights to PB for markets outside the United States and Canada.  The Company’s Majority Stockholder is also the largest stockholder of Somanta. Under the terms of the agreement, Somanta paid an up-front non-refundable sublicense fee of $50,000, and will pay a royalty based on all direct product sales and the parties will split evenly any marketing right sublicense payments received by Somanta.  Somanta is also responsible for all patent and patent prosecution costs related to their territory rights.   The agreement also calls for the cooperation by the parties under a co-development plan for PB under which the parties will provide each other with development and clinical information.  Each party is responsible for their own development and regulatory costs, and neither party has any obligation to further develop the technology under the sublicense.

The Somanta agreement also requires them to reimbursement the Company (or NIH directly) for patent costs related to their territory rights.   If Somanta does not pay these patent reimbursement costs, the Company is still required to reimburse NIH for these costs under its license agreement.  We have accrued certain patent prosecution costs related to Somanta’s territories.  We will reverse these accruals when we receive confirmation that Somanta has paid outstanding patent reimbursement costs due under the license agreement with NIH.

On December 6, 2006, the Company signed a letter of intent (“LOI”) pertaining to a license and collaboration agreement with Somanta covering all formulations or drug combinations where PB is an active ingredient.  Pursuant to the LOI, the Company would provide Somanta with participation in any revenue or royalties derived from sales in North America in return for a portion of revenue or royalties derived from Europe.  In the rest of the world, the Company and Somanta would share revenues and royalties equally. The LOI’s terms provide that both companies will, among other things, share data and jointly undertake the necessary pre-clinical and clinical studies, seek regulatory approvals and file for patent protection in all territories. It also provides for the formation of a joint development committee to oversee all aspects of the development and commercialization of PB. Completion of the transaction contemplated by the LOI remains subject to the negotiation and execution of a definitive agreement.

UMDNJ License

In November 2006, the Company exercised an option to license the exclusive worldwide rights to a certain class of anti-cancer drugs generally characterized as tubulin binding agents from the University of Medicine and Dentistry of New Jersey (“UMDNJ”).  Under the license agreement, the Company was obligated to pay $75,000 as an initial license fee, $17,267 as reimbursement for past patent expenses, and to issue 25,000 shares of the Company’s common stock to UMDNJ.  We also accrued the initial milestone of $200,000 which is due within 36 months from the date of the agreement based on the initial development plan goal of submitting an Investigational New Drug (IND) application to the Food and Drug Administration.  This initial milestone is due even if the Company fails to submit an IND application in the designated time.  The total consideration paid or accrued under the agreement was expensed as acquired technology in 2006.

F-1-16

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

  The Company is obligated to pay an annual minimum maintenance payment of $25,000 until the first commercial sale of products as well as royalties based on product sales and certain milestone payments totaling up to $14.7 million, of which $1.7 million are for pre-approval events, $5 million are related to market approvals and first commercial sales in various countries, and $8 million are associated with cumulative sale milestones.  The Company is obligated to use its best efforts to advance the development of licensed technology as outlined under a development program that may be amended from time to time by the Company and UMDNJ.     The Company is also obligated to reimburse UMDNJ for all patent costs, and those reimbursements can be credited against annual minimum royalties and milestones due.

Note 7 — Income Taxes:

Income tax expense differs from the statutory amounts as follows:

	2006	2005

Income taxes at U.S. statutory rate	$(440,000)	$(523,000)
State income tax benefit	(78,000)	(92,000)
Change in valuation allowance	518,000	615,000
Total tax expense	$—	$—

Deferred taxes are provided for the temporary differences between the financial reporting basis and the tax bases of our assets and liabilities. The temporary differences that give rise to deferred tax assets were as follows:

	2006	2005
Deferred tax assets (liabilities)
Net operating loss carryforwards	$455,000	$165,000
Intangible assets	327,000	236,000
Deferred revenue	16,000	18,000
Accrued interest and debt issuance expenses	184,000	76,000
Other deferred expenses	171,000	140,000
Total deferred tax assets	1,153,000	635,000
Less valuation allowance	(1,153,000)	(635,000)
Net deferred tax assets	$—	$—

At December 31, 2006, we had approximately $1,168,000 of net operating loss carry-forwards.  These net loss carryforwards begin expiring in 2011 and 2020 for state and federal purposes, respectively.

F-1-17

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

The Company has established a valuation allowance against its deferred tax assets, due to the uncertainty of the realization of those assets.  Management periodically evaluates the recoverability of the deferred tax assets. At such time as it is determined that it is more likely than not that deferred tax assets are realizable, the valuation allowance will be reduced.

Note 8 — Subsequent Events:

Convertible Promissory Note and Warrants – Related Party

On January 31, 2007, the Company and our Majority Stockholder amended the outstanding Note to extend the maturity date from February 1, 2007 to September 30, 2007.  On September 30, 2007, the Note was again amended to extend the maturity date until December 31, 2007.

On May 23, 2007, the Company and our Majority Stockholder entered into an Agreement under which the warrant for 10,000,000 shares of the Company’s common stock was exercised for $100,000 which was satisfied as reduction in the amount outstanding under the Notes.  The agreement also called for the discharge of the remaining principal and interest due under the Note contingent on the Company completing the RAI Merger as described below.

RAI Merger

The Company entered into an Agreement and Plan of Merger, dated as of May 25, 2007, (the “Merger Agreement”) by and among REIT Americas, Inc. (“RAI”), the Company, Virium Pharmaceuticals, Inc., a Delaware corporation and direct, wholly-owned subsidiary of RAI (“Pharmaceuticals”) and Virium Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Pharmaceuticals (“Merger Sub”). Pursuant to the terms and conditions of the Merger Agreement, the Company will merge with and into Merger Sub with the Company as the surviving corporation (the “Merger”). As a result of the Merger, each share of common stock, par value $0.001 per share, of the Company held by the Virium stockholders will be exchanged for one newly-issued share of common stock, par value $0.01 per share, of Pharmaceuticals, on the terms and conditions set forth in the Merger Agreement. The consummation of the Merger is subject to certain conditions, including obtaining the approval of the RAI’s stockholders of a 23.06062-to-1 reverse stock split (the “Reverse Stock Split”), obtaining the approval of the RAI’s stockholders of a merger of RAI with and into Pharmaceuticals, with Pharmaceuticals as the surviving entity (the “Reincorporation Merger”), effecting the Reverse Stock Split and consummating the Reincorporation Merger, and the obtaining of at least $2 million of funding through the sale of equity in Pharmaceuticals following the merger.  The Merger Agreement may be terminated by mutual consent or by either party after August 31, 2007 assuming the terminating party is not responsible for the delay in closing. On August 31, 2007, the parties entered into an amendment to the Merger Agreement which changed the date from which either party may terminate the Merger Agreement from August 31, 2007 to November 2, 2007.  In October 2007, the parties entered into an additional amendment to allow the Company to raise additional funding prior to closing of the Merger through the issuance of additional convertible notes.

F-1-18

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

Bridge Convertible Notes

On May 30, 2007, the Company issued a convertible promissory note (“First Bridge Note”) for $500,000 and a warrant to acquire 250,000 shares of the Company’s common stock.  The First Bridge Note was due to mature on the earlier of 1) the closing of any equity financing by the Company, or 2) November 26, 2007.  Until November 30, 2007, the First Bridge Note had a 12% interest rate with all accrued interest due at maturity, with principal and all accrued interest convertible into shares of the Company’s common stock at $0.80 per share at the discretion of the note holder.  On November 26, 2007, the Company amended the First Bridge Note to extend the maturity date to March 26, 2008 and issued an additional warrant to acquire 250,000 shares of the Company’s common stock.  Under the amendment, the interest rate was increased to 15% beginning December 1, 2007 and interest accrued through November 30, 2007 was due on December 10, 2007.  The interest accrued from December 1, 2007 through March 26, 2008 is due at maturity.

On December 12, 2007, the Company issued $500,000 in additional convertible promissory notes (“Second Bridge Notes” and together with the First Bridge Note, the “Bridge Notes”) and a warrant to acquire 250,000 shares of the Company’s common stock.  The Second Bridge Notes mature on the earlier of 1) the closing of any equity financing by the Company, or 2) June 12, 2008.  The Second Bridge Notes have a 12% interest rate with all accrued interest due at maturity, and the principal and all accrued interest may be converted into shares of the Company’s common stock at $0.80 per share at the discretion of the note holder.

Because the conversion price of the Bridge Notes is higher than the fair value of the common stock as determined by the Company at the date of issuance, and the future possible beneficial conversion associated with warrant’s conversion feature under the Merger Agreement is a contingent conversion feature, the Company will recognize any impact from the conversion feature when the contingency no longer exists.

All the warrants issued in connection with the Bridge Notes are convertible into 750,000 shares of the Company’s common stock at $1.00 per share, and expire five years from the date of grant.  Like the Bridge Notes, the warrants allow the holder to convert into shares of Pharmaceuticals without being adjusted like the Company’s existing shares.  The Company accounted for the value of the warrants arising from the issuance of debt instruments pursuant to EITF 00-27, by allocating the proceeds first to the fair value of warrants, and then any residual amounts to the debt instruments.  The assumptions utilized in the valuation model were a dividend yield of zero, a volatility factor of 90%, the risk-free interest rate in place at the time of issuance, and an expected warrant life of 5 years. The fair value of the common stock used in the Black-Scholes valuation model was $0.2256 which was determined based on valuation procedures.  The fair value of the warrants was determined to be $77,204 and this amount was allocated to additional paid-in capital and deferred debt issuance costs.  The debt issuance costs are being expensed over the term of the bridge notes and the extension period.

F-1-19

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

SRI License

On August 8, 2007, the Company entered into a license agreement (“SRI License”) for the exclusive worldwide rights to a nucleoside analogue (4’-thio-b-D-arabinofuranosylcytosine) from the Southern Research Institute (“SRI”). This compound is within a certain class of anti-cancer drugs generally characterized as cytotoxic agents.  Under the license agreement, the Company was obligated to pay $200,000 as an initial license fee of which $50,000 is due within 30 days and $150,000 is due on August 8, 2008, and to issue 25,000 shares of the Company’s common stock.

The Company is obligated to make royalty payments based on product sales as well as additional milestone payments totaling up to $16.5 million, of which $1 million is for pre-approval events, $2 million is related to market approvals and first commercial sales, and $13.5 million is associated with cumulative sales milestones.  In addition, the Company is obligated to issue additional shares of its common stock of up to 75,000 shares based on the attainment of certain one-time milestones, and pay an annual minimum maintenance beginning in year four of the agreement to the extent it has not made royalty payments related to certain clinical indications.  The Company is obligated to use its best efforts to advance the development of licensed technology as outlined under a development program that may be amended from time to time by the Company and SRI.  The Company is also obligated to reimburse SRI for all patent and patent prosecution costs.

F-1-20

EXHIBIT F-2
VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

INDEX

Page

Condensed Balance Sheets
September 30, 2007 (unaudited) and December 31, 2006	2

Condensed Statements of Operations
For the Nine Months Ended September 30, 2007 and 2006, and the Period From July 15, 1997 (Date of Inception) Through September 30, 2007 (unaudited)	3

Condensed Statements of Cash Flows
For the Nine Months Ended September 30, 2007 and 2006, and the Period From July 15, 1997 (Date of Inception) Through September 30, 2007 (unaudited)	4

Condensed Statements of Stockholders’ Deficiency
For the Nine Months Ended September 30, 2007 and the Years Ended December 31, 2006 and 2005, and the Period From July 15, 1997 (Date of Inception) Through December 31, 2006 (unaudited)	5

Notes to Condensed Financial Statements (unaudited)	6

F-2-1

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

CONDENSED BALANCE SHEETS

	(Unaudited)
	September 30, 2007	December 31, 2006
ASSETS		(Note 1)
Current Assets:
Cash	$27,684	$59,992
Total Current Assets	27,684	59,992

Debt issuance costs, net	30,417	13,750
Security deposit	4,810	2,250
Total Assets	$62,911	$75,992

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
Current Liabilities:
Accounts payable and accrued expenses	$1,155,161	$682,075
Other current liabilities	227,845	227,845
Deferred revenue	5,304	5,304
Accrued interest on notes payable	284,933	144,607
Convertible notes payable	1,774,500	1,327,000
Total Current Liabilities	3,447,743	2,386,831

Deferred revenue	30,773	34,751
Total Liabilities	3,478,516	2,421,582

Commitments and contingencies

Stockholders’ deficiency:
Preferred stock – $0.001 par value; 1,000,000 shares authorized; No shares issued and outstanding as of September 30, 2007 and December 31, 2006	—	—
Common stock - $0.001 par value; 50,000,000 shares authorized; 23,941,900 and 13,916,900 issued and outstanding as of September 30, 2007 and December 31, 2006	23,942	13,917
Additional paid-in capital	644,460	522,595
Deficit accumulated during the development stage	(4,084,007)	(2,882,102)
Total stockholders’ deficiency	(3,415,605)	(2,345,590)
Total Liabilities and Stockholders’ Deficiency	$62,911	$75,992

SEE ACCOMPANYING NOTES TO THE CONDENSED FINANCIAL STATEMENTS

F-2-2

VIRIUM PHARMACEUTICALS, INC.
 (A DEVELOPMENT STAGE COMPANY)

CONDENSED STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006, AND THE PERIOD
FROM JULY 15, 1997 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2007 (UNAUDITED)

	(Unaudited) Nine Months Ended		(Unaudited) Period from July 15, 1997 (date of inception) to
	September 30, 2007	September 30, 2006	September 30, 2007
REVENUE
License revenue	$3,978	$3,978	$13,923
Total revenue	3,978	3,978	13,923

OPERATING COSTS
Research and development	280,340	355,073	1,934,228
General and administrative	710,634	211,935	1,487,936
Total operating costs	990,974	567,008	3,422,164
Loss from operations	(986,996)	(563,030)	(3,408,241)

OTHER EXPENSES
Interest expense	140,326	69,865	284,933
Debt issuance costs	74,583	123,750	390,833
Total other expenses	214,909	193,615	675,766

Net loss	$(1,201,905)	$(756,645)	$(4,084,007)

Net loss per share – basic and diluted	$(0.06)	$(0.07)

Weighted-average shares outstanding – basic and diluted	18,720,380	11,500,000

SEE ACCOMPANYING NOTES TO THE CONDENSED FINANCIAL STATEMENTS

F-2-3

VIRIUM PHARMACEUTICALS, INC.
 (A DEVELOPMENT STAGE COMPANY)

CONDENSED STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006, AND THE PERIOD
FROM JULY 15, 1997 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2007 (UNAUDITED)

	(Unaudited) Nine Months Ended		(Unaudited) Period from July 15, 1997 (date of inception) to
	September 30, 2007	September 30, 2006	September 30, 2007
OPERATING ACTIVITIES
Net loss	$(1,201,905)	$(756,645)	$(3,794,259)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity issued under license agreements	5,640	—	107,118
Liabilities assumed with acquired technologies	—	—	260,167
Warrant issued for services	—	105,024	105,024
Amortization of debt issuance costs	74,583	123,750	390,833
Changes in operating assets and liabilities:
Accounts payable, accrued expenses and other liabilities	473,086	(106,313)	1,122,839
Accrued interest on convertible notes	140,326	69,865	284,933
Deferred revenue	(3,978)	(3,978)	36,077
Prepaid expenses and other assets	(2,560)	—	(294,558)
Net cash used in operating activities	(514,808)	(568,297)	(1,781,826)

FINANCING ACTIVITIES
Common stock issuance	—	—	10
Advances under convertible notes	482,500	575,000	1,809,500
Net cash provided by financing activities	482,500	575,000	1,809,510
Net increase (decrease) in cash and cash equivalents	(32,308)	6,703	27,684

Cash and cash equivalents, beginning of period	59,992	65,026	—

Cash and cash equivalents, end of period	$27,684	$71,729	$27,684

Supplemental disclosure of non-cash transactions:
Equity issued under license agreements	$5,640	$—	$107,118
Warrant issued and exercised for settlement of accrued consulting services	—	105,024	105,024
Warrants issued with convertible notes	26,250	—	356,250
Liabilities assumed in license acquisition	—	—	260,167
Warrant exercised with settlement of notes payable	100,000	—	100,000

SEE ACCOMPANYING NOTES TO THE CONDENSED FINANCIAL STATEMENTS

F-2-4

VIRIUM PHARMACEUTICALS, INC.
 (A DEVELOPMENT STAGE COMPANY)
CONDENSED STATEMENTS OF STOCKHOLDERS’ DEFICIENCY
FROM JULY 15, 1997 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2007 (UNAUDITED)

	Common Stock		Additional Paid-in	Deficit Accumulated During the Development
	Shares	Amount	Capital	Stage	Total

Issuance of shares of common stock	10,000,000	$10,000	$(9,990)	$—	$10
Net loss	—	—	—	(50,000)	(50,000)
Balance at December 31, 2004	10,000,000	10,000	(9,990)	(50,000)	(49,990)

Repurchase of outstanding common stock from sole stockholder	(10,000,000)	(10,000)	9,999	—	(1)
Issuance of shares of common stock	10,000,000	10,000	(9,999)	—	1
Issuance of common stock under license agreement	1,500,000	1,500	98,500	—	100,000
Warrant issued with convertible note	—	—	330,000	—	330,000
Net loss	—	—	—	(1,537,638)	(1,537,638)
Balance at December 31, 2005	11,500,000	11,500	418,510	(1,587,638)	(1,157,628)

Warrant issued for settlement of accrued consulting services	—	—	102,632	—	102,632
Warrant for consulting services exercised	2,391,900	2,392	—	—	2,392
Issuance of common stock under license agreement	25,000	25	1,453	—	1,478
Net loss	—	—	—	(1,294,464)	(1,294,464)
Balance at December 31, 2006	13,916,900	13,917	522,595	(2,882,102)	(2,345,590)

Warrant for common stock exercised	10,000,000	10,000	90,000	—	100,000
Warrant issued with convertible notes	—	—	26,250	—	26,250
Issuance of common stock under license agreement	25,000	25	5,615	—	5,640
Net loss	—	—	—	(1,201,905)	(1,201,905)
Balance at September 30, 2007	23,941,900	$23,942	$644,460	$(4,084,007)	$(3,415,605)

SEE ACCOMPANYING NOTES TO THE CONDENSED FINANCIAL STATEMENTS

F-2-5

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 1 — Business, Basis of Presentation and Nature of Operations:

Business:

Virium Pharmaceuticals, Inc. (the “Company”) is a development stage biopharmaceutical company based in Princeton, New Jersey that in-licenses novel therapeutics and develops such therapeutics for the treatment of cancer.  The Company’s development strategy is structured around the development of novel and proprietary small molecule inhibitors targeting enzymes involved primarily in oncology.

The Company entered into an Agreement and Plan of Merger on May 25, 2007, (the “Merger Agreement”) by and among REIT Americas, Inc. (“RAI”), the Company, Virium Pharmaceuticals, Inc., a Delaware corporation and direct, wholly-owned subsidiary of RAI (“Pharmaceuticals”) and Virium Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Pharmaceuticals (“Merger Sub”). Pursuant to the terms and conditions of the Merger Agreement, the Company will merge with and into Merger Sub with the Company as the surviving corporation (the “Merger”). As a result of the Merger, each share of common stock, par value $0.001 per share, of the Company held by the Virium shareholders will be exchanged for 0.376302949 newly-issued share of common stock, par value $0.01 per share, of Pharmaceuticals, on the terms and conditions set forth in the Merger Agreement. The consummation of the Merger is subject to certain conditions, including obtaining the approval of the RAI’s stockholders of a 23.06062-to-1 reverse stock split (the “Reverse Stock Split”), obtaining the approval of the RAI’s stockholders of a merger of RAI with and into Pharmaceuticals, with Pharmaceuticals as the surviving entity (the “Reincorporation Merger”), effecting the Reverse Stock Split and consummating the Reincorporation Merger, and the obtaining of at least $2 million of funding through the sale of equity in Pharmaceuticals following the merger.

Basis of Presentation:

The accompanying unaudited condensed interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, the accompanying unaudited condensed financial statements reflect all adjustments, consisting of normal recurring adjustments, necessary to present fairly the financial position of the Company as of September 30, 2007, their results of operations and cash flows for the nine months ended September 30, 2007 and 2006 and changes in stockholders’ deficiency for the nine months ended September 30, 2007 and for the period from July 15, 1997 (date of inception) to September 30, 2007.  These condensed financial statements should be read in conjunction with the financial statements and notes thereto for the years ended December 31, 2006 and 2005.  The accompanying balance sheet as of December 31, 2006 has been derived from these audited financial statements.

F-2-6

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

The Company is a development stage enterprise since it has not yet generated any continuing revenue from the sale of products or royalties and, through September 30, 2007, its efforts have been principally devoted to identifying and acquiring, by license or otherwise, drug candidates for the treatment of cancer. The accompanying financial statements have been prepared in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises.” The Company reported a net loss of $1,201,905 for the nine months ended September 30, 2007. The net loss from date of inception, July 15, 1997, to September 30, 2007 amounted to $4,084,007, and the Company’s operating activities have used cash since its inception. Management believes that the Company will continue to incur net losses and negative net cash flows from operating activities through at least 2010.

Going Concern:

The Company’s continued operations will depend on its ability to raise additional funds through various potential sources such as equity and debt financing.  Through September 30, 2007, a significant portion of its financing has been through convertible note financings.  In connection with the Merger Agreement, the Company raised $500,000 in a convertible promissory note (“Bridge Note”) as bridge financing pending the closing of the Merger.  The Company will not have sufficient cash to fund operations through the fourth quarter of 2007, given the current level of operating expenses and current liabilities. The Company may need additional funding prior to the closing of the Merger, depending on the timing of the closing.

Given the current and desired pace of clinical development of its primary product candidates, the Company will need additional funding in order to fund clinical development through 2007 and beyond.  If it is unable to close on the Merger and the proposed financing or raise additional capital through other means, the Company will be forced to curtail desired development activities and the general operation of the business.  There can be no assurance that such capital will be available on favorable terms or at all. The Company will likely need additional funding after the proposed Merger until it can achieve profitability, if ever.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses for the periods presented. Accordingly, actual results could differ from those estimates.

F-2-7

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 2 — Accounts Payable and Accrued Expenses:

Accounts payable and accrued expenses consist of the following:

	(Unaudited) September 30, 2007	December 31, 2006

Patent costs	$220,597	$272,303
Merger transaction legal costs	252,160	—
Licensing and development costs	547,782	388,027
Consulting and advisory fees	111,947	15,000
Other	22,675	6,745
Total	$1,155,161	$682,075

Note 3 — Convertible Promissory Notes and Warrants:

On January 31, 2007, the Company and our Majority Stockholder amended the outstanding Note to extend the maturity date from February 1, 2007 to September 30, 2007.  On September 30, 2007, the Note was again amended to extend the maturity date until December 31, 2007.

On May 23, 2007, the Company and our Majority Stockholder entered into an Agreement under which the warrant for 10,000,000 shares of the Company’s common stock was exercised for $100,000 which was satisfied as a reduction in the amount outstanding under the Notes.  The agreement also called for the discharge of the remaining principal and interest due under the Note contingent on the Company completing the RAI Merger as described previously.

On May 30, 2007, the Company issued a convertible promissory note (“First Bridge Note”) for $500,000 and a warrant to acquire 250,000 shares of the Company’s common stock.  The First Bridge Note was due to mature on the earlier of 1) the closing of any equity financing by the Company, or 2) November 26, 2007.  Until November 30, 2007, the First Bridge Note had a 12% interest rate with all accrued interest due at maturity, with principal and all accrued interest convertible into shares of the Company’s common stock at $0.80 per share at the discretion of the note holder.  On November 26, 2007, the Company amended the First Bridge Note to extend the maturity date to March 26, 2008 and issued an additional warrant to acquire 250,000 shares of the Company’s common stock.  Under the amendment, the interest rate was increased to 15% beginning December 1, 2007 and interest accrued through November 30, 2007 was due on December 10, 2007.  The interest accrued from December 1, 2007 through March 26, 2008 is due at maturity.

F-2-8

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

On December 12, 2007, the Company issued $500,000 in additional convertible promissory notes (“Second Bridge Notes” and together with the First Bridge Note, the “Bridge Notes”) and a warrant to acquire 250,000 shares of the Company’s common stock.  The Second Bridge Notes mature on the earlier of 1) the closing of any equity financing by the Company, or 2) June 12, 2008.  The Second Bridge Notes have a 12% interest rate with all accrued interest due at maturity, and the principal and all accrued interest may be converted into shares of the Company’s common stock at $0.80 per share at the discretion of the note holder.

Because the conversion price of the Bridge Notes is higher than the fair value of the common stock as determined by the Company at the date of issuance, and the future possible beneficial conversion associated with warrant’s conversion feature under the Merger Agreement is a contingent conversion feature, the Company will recognize any impact from the conversion feature when the contingency no longer exists.

All the warrants issued in connection with the Bridge Notes are convertible into 750,000 shares of the Company’s common stock at $1.00 per share, and expire five years from the date of grant.  Like the Bridge Notes, the warrants allow the holder to convert into shares of Pharmaceuticals without being adjusted like the Company’s existing shares.  The Company accounted for the value of the warrants arising from the issuance of debt instruments pursuant to EITF 00-27, by allocating the proceeds first to the fair value of warrants, and then any residual amounts to the debt instruments.  The assumptions utilized in the valuation model were a dividend yield of zero, a volatility factor of 90%, the risk-free interest rate in place at the time of issuance, and an expected warrant life of 5 years. The fair value of the common stock used in the Black-Scholes valuation model was $0.2256 which was determined based on valuation procedures.  The fair value of the warrants was determined to be $77,204 and this amount was allocated to additional paid-in capital and deferred debt issuance costs.  The debt issuance costs are being expensed over the term of the bridge notes and the extension period.

Note 4 — License Agreement

On August 8, 2007, the Company entered into a license agreement (“SRI License”) for the exclusive worldwide rights to a nucleoside analogue (4’-thio-b-D-arabinofuranosylcytosine) from the Southern Research Institute (“SRI”). This compound is within a certain class of anti-cancer drugs generally characterized as cytotoxic agents.  Under the license agreement, the Company was obligated to pay $200,000 as an initial license fee of which $50,000 is due within 30 days and $150,000 is due on August 8, 2008, and to issue 25,000 shares of the Company’s common stock.

F-2-9

VIRIUM PHARMACEUTICALS, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

The Company is obligated to make royalty payments based on product sales as well as additional milestone payments totaling up to $16.5 million, of which $1 million is for pre-approval events, $2 million is related to market approvals and first commercial sales, and $13.5 million is associated with cumulative sales milestones.  In addition, the Company is obligated to issue additional shares of its common stock of up to 75,000 shares based on the attainment of certain one-time milestones, and pay an annual minimum maintenance beginning in year four of the agreement to the extent it has not made royalty payments related to certain clinical indications.  The Company is obligated to use its best efforts to advance the development of licensed technology as outlined under a development program that may be amended from time to time by the Company and SRI.  The Company is also obligated to reimburse SRI for all patent and patent prosecution costs.

F-2-10

ANNUAL MEETING OF STOCKHOLDERS OF

REIT AMERICAS, INC.

_________ __, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

REVOCABLE PROXY

REIT AMERICAS, INC.
Annual Meeting of Stockholders – ___________ __, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Mr. James R. Sellers  as attorney-in-fact and proxy of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders (the “Annual Meeting”) of REIT Americas, Inc. (the “Company”) to be held at the offices of Blank Rome, LLP located at 1200 North Federal Highway, Suite 417, Boca Raton, FL  33432, on _______ __, 2008 at ____ a/p.m. Eastern Time, and at any postponement or adjournment thereof, and to vote all of the shares of common stock, par value $0.01 per share, of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.  The undersigned directs this proxy to vote as indicated on the reverse side of this proxy card.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED HEREIN, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THE PROXY AGENT PRESENT AND ACTING IN PERSON OR BY HIS SUBSTITUTE (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY.  DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY’S PROXY STATEMENT.

(Continued and to be signed on reverse side)

The Board of Directors recommends a VOTE “FOR” the proposals listed below.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [X]

1.	To elect 6 directors, each for a 1 year term, to serve until his or her successor is duly elected and qualified, as more fully described in the accompanying proxy statement.
NOMINEES:
☐ FOR ALL NOMINEES	m Grady P. Hunter m F. Dale Markham m James C. Marshall m N. Jane Nelson m Michael D. Schmidt

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  [●]

2.
To approve the Reincorporation of the Company into the State of Delaware through a merger with a newly formed, wholly-owned Delaware subsidiary and the terms of the definitive agreements related thereto.

☐ FOR ☐ AGAINST ☐ ABSTAIN
3.
To approve a 1 for 23.06062 reverse stock split (the “Reverse Stock Split”) of our outstanding common stock, par value $0.01 per share (the “Common Stock”), as a result of which we will have no more than 300,000 shares of Common Stock issued and outstanding, excluding up to 500 shares which may be issued in connection with rounding up fractional shares and up to 30,000 shares which may be issued in connection with rounding up non-round lots resulting from the Reverse Stock Split;

☐ FOR ☐ AGAINST ☐ ABSTAIN
4.	In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Should the undersigned be present and choose to vote at the Annual Meeting or at any postponement or adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect.  This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement relating thereto, and the Company’s 2006 Annual Report.

NOTE: Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Date:  ____________________________________________, 2008

_____________________________________________________
Signature(s)

______________________________________________________

______________________________________________________

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.